Exhibit 10.17

LOAN AGREEMENT

dated November 25, 2019

CTL LENDING GROUP LLC,

as Lender

and

PW PWV HOLDINGS LLC,

as Borrower

MEZZANINE LOAN FINANCING
LEASE OF RAILROAD ASSETS OF
THE PITTSBURGH & WEST VIRGINIA RAILWAY COMPANY

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS AND RULES OF USAGE 2

ARTICLE II. THE LOAN 2

Section 2.01. Loan; Use of Proceeds. 2
Section 2.02. Loan Terms; Repayment of Loan. 2
Section 2.03. Interest on the Loan. 3
Section 2.04. [Intentionally Omitted]. 3
Section 2.05. Loan Term. 3
Section 2.06. Default Interest. 4
Section 2.07. Excess Interest. 4
Section 2.08. Security. 4
Section 2.09. Exculpation. 5

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE BORROWER 8

Section 3.01. Organization and Authority; No Subsidiaries; Fiscal Year; Other Organizational Matters. 8
Section 3.02. Due Authorization. 9
Section 3.03. No Conflict. 10
Section 3.04. Enforceability. 10
Section 3.05. No Litigation. 11
Section 3.06. Lessor. 11
Section 3.07. NSR Lease; Adequacy of Lease Payments and Dividends/Distributions. 12
Section 3.08. No Defaults. 12
Section 3.09. Liens and Security Interests. 13
Section 3.10. Chief Place of Business. 13
Section 3.11. Solvency. 13
Section 3.12. ERISA. 14
Section 3.13. Investment Company. 14
Section 3.14. Taxes. 14
Section 3.15. Federal Reserve Regulations. 15
Section 3.16. Foreign Person. 15
Section 3.17. Fraudulent Conveyance. 15
Section 3.18. Broker. 15
Section 3.19. Tax Matters. 15
Section 3.20. Contracts. 15
Section 3.21. Other Obligations, Loans and Liabilities. 16
Section 3.22. Documents. 16
Section 3.23. Organizational Documents. 16
Section 3.24. No Offsets. 16
Section 3.25. Foreign Assets Control Regulations, etc. 17

ARTICLE IV. COVENANTS AND AGREEMENTS OF THE BORROWER 17

Section 4.01. Payment of Note. 17
Section 4.02. Covenants Relating to the NSR Lease. 17
Section 4.03. Taxes and Impositions. 18
Section 4.04. Actions Affecting the Collateral. 19

Section 4.05. Maintenance of Existence. 19
Section 4.06. Notice and Certification with Respect to Bankruptcy Proceedings. 19
Section 4.07. Compliance with Laws. 20
Section 4.08. Reporting Requirements; Updates to Escrow Amounts; Disclosure; Estoppels. 20
Section 4.09. Further Assurances; Protection of Collateral. 21
Section 4.10. Negative Covenants. 22
Section 4.11. Single-Purpose Entities. 24
Section 4.12. Release and Indemnification Covenants. 24
Section 4.13. Borrower to Assist Lender and Escrow Agent. 25
Section 4.14. ERISA. 25
Section 4.15. Due on Sale; Sales; Transfers; Restructuring. 26
Section 4.16. Agreements with Affiliates. 29
Section 4.17. Books and Records. 29
Section 4.18. Amendment of Loan Documents. 29

ARTICLE V. EVENTS OF DEFAULT; REMEDIES 30

Section 5.01. Events of Default. 30
Section 5.02. [INTENTIONALLY OMITTED]. 31
Section 5.03. Remedies. 31
Section 5.04. Collection of Payments. 32
Section 5.05. Appointment of Liquidating Trustee. 33
Section 5.06. Initiation of Remedies. 33
Section 5.07. Waiver of Past Defaults. 33
Section 5.08. Termination of Proceedings. 33
Section 5.09. Waiver of Appraisement, Valuation, Stay, Right to Marshaling. 33
Section 5.10. Remedies Cumulative; Delay or Omission Not a Waiver. 34

ARTICLE VI. MISCELLANEOUS 34

Section 6.01. Notices. 34
Section 6.02. Amendments. 34
Section 6.03. Governing Law. 34
Section 6.04. Waiver of Trial by Jury. 35
Section 6.05. Entire Agreement. 35
Section 6.06. Recording and Filing. 35
Section 6.07. Sale of Note and/or Loan Participation. 35
Section 6.08. Beneficiaries. 35
Section 6.09. Severability. 36
Section 6.10. Assignment. 36
Section 6.11. Binding on Successors. 36
Section 6.12. Headings; Construction. 36
Section 6.13. Duplicate Originals. 36

Exhibit A	Form of Note
Exhibit B	Reserved
Exhibit C	Form of Annual Compliance Certificate
Exhibit D	Section 3.08 of Trust Agreement – Rule 144A Information
Exhibit E	Article IX of Trust Agreement – Consent Provisions
Schedule 1	Railroad Assets
Schedule 2	Notice Addresses
Schedule 3	Disclosures
Appendix A	Definitions and Rules of Usage

THIS LOAN AGREEMENT (this ***"Agreement"*** or this ***"Loan Agreement"***) dated November 25, 2019, between ***CTL LENDING GROUP LLC***, a Delaware limited liability company (***"CTL"*** or the ***"Initial Lender"***, and, together with any Person at any time holding the Note, the ***"Lender"***), having an address at 500 Fifth Avenue, Suite 4830, New York, New York 10110, and ***PW PWV HOLDINGS LLC***, a Delaware limited liability company (the "***Borrower***"), having an address at 301 Winding Road, Old Bethpage, New York 11804.

W I T N E S S E T H:

WHEREAS, Borrower is the owner of all of the outstanding beneficial interests (the ***"Equity Interests"***) in Pittsburg & West Virginia Railroad, a Pennsylvania business trust (the ***"Lessor"***) and the Lessor is the owner of certain railroad assets located in Pennsylvania, Ohio and West Virginia, as more particularly described in ***Schedule 1*** (the ***"Railroad Assets"***); and

WHEREAS, the Lessor and the Norfolk and Western Railway Company (now known as the Norfolk Southern Railway Company) (the ***"Lessee"***) are parties to that certain Lease, dated as of July 12, 1962 (the ***"NSR Lease"***), pursuant to which the Lessor is leasing to the Lessee the Railroad Assets; and

WHEREAS, the Borrower has caused the Lessor to establish a deposit account (the ***"Deposit Account"***) in the name of the Lessor, pursuant to a Deposit Account Control Agreement, dated the date hereof (the ***"DACA"***), among the Borrower, the Lessor and the Bank, has granted a security interest in the Deposit Account to the Borrower; and

WHEREAS, pursuant to the DACA, the Lessor has instructed the Bank, upon receipt of each Lease Payment from the Lessee, to transfer all monies on deposit in the Deposit Account to the Escrow Agent, as a Dividend/Distribution Payment, for application as set forth in this Agreement; and

WHEREAS, the Borrower desires to obtain a loan from the Lender in the amount of $15,500,000.00(the ***"Loan"***), to be secured by (i) a first priority pledge by the Borrower of all of the Equity Interests and (ii) a covenant of the Lessor not to sell or encumber all or any portion of its interest in the NSR Lease or the Railroad Assets;

WHEREAS, subject to the terms hereof, the Lender is willing to make the Loan on and subject to the terms described herein; and

WHEREAS, immediately following the execution and delivery of this Agreement, the Initial Lender will enter into the Instruments of Assignment in favor of CTL 2019-20 Trust (PW) (the ***"Trust"***), a trust established by the Initial Lender pursuant to a Trust Agreement, dated the date hereof (as amended and in effect from time to time, the ***"Trust Agreement"***), between the Initial Lender and Zions Bancorporation, National Association, as trustee (the ***"Trustee"***), pursuant to which the Initial Lender will sell, transfer and assign the Loan and the Loan Documents to the Trust and the Trust will become the Lender for all purposes of the Loan Documents; and

WHEREAS, any and all consents, directions and instructions to be given by the Lender hereunder shall be given by the Trustee or the Lender in accordance with and subject to the terms, conditions and provisions of the Trust Agreement, including, as applicable, subject to the written consent and/or direction of the holders of the Trust Certificates as required pursuant to the Trust Agreement; and

WHEREAS, all acts, conditions and things required by law to exist, to have happened and to have been performed precedent to and in connection with the execution and delivery of this Agreement do

exist, have happened and have been performed in due time, form and manner as required by law and the parties hereto are duly authorized to execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CTL and, by virtue of its acceptance of the Instruments of Assignment, the Lender and the Borrower hereby agree as follows:

ARTICLE I.
DEFINITIONS AND RULES OF USAGE

Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in ***Appendix A*** hereto and the rules of usage set forth in ***Appendix A*** hereto shall apply hereto.

ARTICLE II.
THE LOAN

Section 2.01. Loan; Use of Proceeds.

(a) *Commitment to Disburse*. Subject to the terms, conditions and provisions hereof and of each of the other Loan Documents, on the Closing Date, the Borrower agrees to execute and deliver to CTL its promissory note, in the original principal amount of $15,500,000.00 (the ***"Note"***), in the form attached hereto as ***Exhibit A***.

(b) *Use of Proceeds*. The Borrower shall cause the proceeds of the Loan to be used for the payment of transaction costs in connection with the Loan and other general purposes of the Borrower, including dividends to the owners of the equity interests in the Borrower, including the Guarantor) in accordance with the settlement statement delivered on the Closing Date.

Section 2.02. Loan Terms; Repayment of Loan.

(a) *Terms*. The Loan shall initially be evidenced by the Note. The terms of the Note are as follows:

(i)	Principal Amount:	$15,500,000.00.
(ii)	Interest Rate:	4.62%.
(iii)	Maturity Date:	September 29, 2054.
(iv)	Payment Schedule:	Scheduled installments of principal and interest commencing December 29, 2019, amortizing in full by the Maturity Date.
(v)	Security Interests:	The Note shall be secured by the Collateral Documents.

(b) *Scheduled Payments*. Payments of interest on and principal of the Loan shall be made quarterly on each March 29, June 29, September 29 and December 29 (the ***"Payment Dates"***), beginning

on the first such date following the date hereof and in accordance with the Payment Schedule attached to the Note, without regard to whether such calendar day is a Business Day.

(c) *Place of Payment.* All sums payable to the Lender hereunder shall be payable, without notice, setoff, deduction or counterclaim, in immediately available funds, no later than 12:00 P.M. New York City time on the date when due by wire transfer to the following account: Bank: Zions Bank, ABA Number: 124000054, Credit to: 080000672, Final Credit 7218550: PW PWV 2019, or to such other account or address as the Lender may from time to time designate in a written notice to the Borrower. Payments received by the Lender in immediately available funds on any day after 12:00 P.M. New York City time shall be treated for all purposes of the Loan as having been paid and received by the Lender on the next Business Day.

(d) *Optional Prepayment.* The Note is subject to prepayment at any time, in whole or in part, at the option of the Borrower on at least 20 but not more than 60 days prior written notice by the Borrower to the Lender and the Escrow Agent. Any such prepayment shall be at a price equal to the outstanding principal amount thereof or part thereof being so prepaid, together with accrued and unpaid interest to the date of prepayment, plus the Make-Whole Premium applicable to the principal amount being so prepaid; ***provided, however,*** that no Make-Whole Premium shall be due in connection with any prepayment pursuant to this ***Section 2.02(c)*** during the six consecutive (6) months immediately prior to the final Maturity Date of the Loan. The date for any such prepayment will be the date specified in a notice of prepayment given by the Borrower. Such notice may, at the discretion of the Borrower, state that such prepayment shall be conditioned upon the deposit with the Lender of immediately available funds to pay all amounts due on such payment date, and that if such funds shall not have been received, such notice shall be of no force or effect and the Borrower shall not be required to prepay the Note.

(e) *Adjustments to Payment Schedules Following Partial Prepayments.* Following any partial prepayment of the Note, as described in ***Section 2.02(d)***, such prepayment shall be applied to the payment of the principal of, accrued interest and Make-Whole Premium due in accordance with such partial prepayment and in accordance with the Payment Schedule attached to the Note shall be adjusted as reasonably determined by the Lender, in consultation with Borrower, without changing the interest rate or Maturity Date.

Section 2.03. Interest on the Loan.

The Borrower agrees to pay interest quarterly on the outstanding unpaid principal amount of the Loan from the Closing Date until the principal amount thereof is repaid in full at the effective rate per annum set forth in the Note. Interest on the Loan is calculated on a 30/360 basis, consisting of twelve months of thirty days. Overdue principal (and to the extent permitted by applicable law) overdue interest on the Note shall bear interest payable on demand at the rate per annum equal to the Default Rate until all such amounts shall be repaid in full.

Section 2.04. [Intentionally Omitted].

Section 2.05. Loan Term.

The Loan shall mature on the Maturity Date.

Section 2.06. Default Interest.

If any payment of principal, interest or other sum payable hereunder, in the Note, or under any of the other Loan Documents, is not paid when due, or all principal, interest and all other amounts due hereunder and under the other Loan Documents are not paid in full on the Maturity Date (or such earlier date as the same may become due, whether by acceleration or otherwise), such principal amount, interest or other sum shall bear interest at a rate per annum (the ***"Default Rate"***) equal to five percent (5.0%) in excess of the stated rate of interest on the Note, which Default Rate shall so apply from the date such amount was due until the date such amount is indefeasibly paid to the Lender. Without limiting the foregoing, upon the occurrence of, and during the continuance of, an Event of Default hereunder, the entire accelerated principal balance of the Loan shall bear interest at the Default Rate. Interest at the Default Rate shall be paid immediately upon demand, which demand may be made as frequently as the Lender shall elect.

Section 2.07. Excess Interest.

(a) It is agreed that, notwithstanding any provision to the contrary in this Agreement, the Note, the Pledge or any of the other Loan Documents, no such provision shall require the payment or permit the collection of any amount (***"Excess Interest"***) in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by the Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in the Note, this Agreement or any of the other Loan Documents, then in such event:

(i) the provisions of this ***Section 2.07*** shall govern and control;

(ii) neither the Borrower nor any of the other Persons required to pay any amounts with respect to the Loan shall be obligated to pay any Excess Interest;

(iii) any Excess Interest that the Lender may have received hereunder shall be applied as a credit against the then Outstanding Principal Balance (without payment of prepayment premium, including Make-Whole Premium) due hereunder and accrued and unpaid interest thereon not to exceed the maximum amount permitted by law;

(iv) the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate and this Agreement, the Note, the Pledge and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

(v) neither the Borrower nor any of the other Persons required to pay any amounts with respect to the Loan shall have any action or remedy against the Lender for any damages whatsoever, or any defense to enforcement of this Agreement, the Note, the Pledge or any of the other Loan Documents, arising out of the payment or collection of any Excess Interest.

Section 2.08. Security.

The Loan shall be secured by the Pledge, the Negative Pledge, the Escrow Agreement and the other Collateral Documents.

Section 2.09. Exculpation.

The provisions of this ***Section 2.09*** are referred to in the Loan Documents as the ***"Non-Recourse Provisions"***.

(a) Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Loan Documents against the Borrower or any of Borrower's principals, directors, officers, members, managers or employees, or any other assets, properties or funds of Borrower or any direct or indirect holder of any interest in the Borrower (except for liabilities guaranteed by the Recourse Guarantor under the Guaranty of Recourse Obligations), including by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest and rights under the Loan Documents or in the Pledged Interests or any other Collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Pledged Interests and in any other Collateral given to Lender, and Lender shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with any Loan Document. The provisions of this ***Section 2.09*** shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any Loan Document; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Pledge or the other Collateral Documents; (iii) affect the validity or enforceability of any of the Loan Documents or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Pledge; (vi) constitute a prohibition against Lender to commence any other appropriate action or proceeding in order for Lender to fully realize the security granted by the Pledge or the other Collateral Documents or to exercise its remedies against the Pledged Interests or other Collateral; or (vii) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any actual, out-of-pocket loss, damage, cost, expense, liability, claim or other obligation actually incurred by Lender (including reasonable attorneys' fees and costs reasonably incurred, but excluding consequential and punitive damages, unless such consequential or punitive damages are actually incurred by Lender to third parties) arising out of or in connection with the following (all such liability and obligation of Borrower for any or all of the following being referred to herein as ***"Borrower's Recourse Liabilities"***):

(i) any dividends, distributions, rents, revenues, profits, security deposits, prepaid rents and/or other benefits arising from the use and enjoyment or ownership of all or any portion of the Pledged Interests or other Collateral received and retained by Borrower in violation of the terms hereof or any other Loan Document (to the extent of such dividends, distributions, rents, revenues, profits, security deposits, prepaid rents and/or other benefits);

(ii) any rents, revenues, profits, security deposits, prepaid rents and/or other benefits arising from the use and enjoyment or ownership of all or any portion of the Demised Premises received and retained by the Borrower or the Lessor in violation of the terms hereof or any other Loan Document (to the extent of such rents, revenues, profits, security deposits, prepaid rents and/or other benefits) (including, without limitation, any change in or revocation of the payment instructions given to the Lessee for the payment of rents and other amounts due under the NSR Lease without the prior written consent of the Lender);

(iii) Borrower's or the Lessor's willful misconduct resulting in the seizure, forfeiture or loss of all or any part of the Collateral, including the NSR Lease, fraud or intentional misrepresentation in connection with the Loan Documents, the Loan, the NSR Lease or the Demised Premises;

(iv) Any insurance proceeds or condemnation awards in respect of the Demised Premises, which are received by the Lessor or the Borrower and not applied as provided herein or in the NSR Lease;

(v) any voluntary

(A) amendment to or

(B) intentional breach of

the Special Purpose Provisions of the Borrower's or the Lessor's organizational documents in violation of this Agreement in any material respect or any willful violation of ***Section 4.11*** which results in the substantive consolidation of the Borrower with any other entity;

(vi) any violation of any Environmental Laws by the Lessor;

(vii) any enforcement of Lender's rights or remedies under the Loan Documents, or in connection with any litigation relating to the Loan Documents wherein, in either such case, Borrower or any other Borrower Party (A) willfully or in bad faith interferes with, hinders or delays the exercise of Lender's remedies, (B) contests the validity or enforceability of the Loan Documents in any material respect or (C) asserts a claim against Lender, ***provided*** that, in the case of ***clause (C)*** only, Lender shall not be entitled to recover in the event that Borrower obtains a judgment in a court of competent jurisdiction to the effect that its contest or claim was valid or Lender and such Borrower Party settle such litigation;

(viii) any amendment (other than No-Consent Lease Amendments), termination or surrender of the NSR Lease or other leases by or with the consent of the Borrower or the Lessor without the prior written consent of Lender in each instance (to the extent required) other than a cancellation or termination by the Tenant pursuant to an express cancellation or termination right set forth in the NSR Lease as of the date hereof or in an NSR Lease amendment consented to in writing by Lender;

(ix) the willful or grossly negligent material violation by the Borrower or the Lessor of any law, ordinance, rule or regulation applicable to the Borrower or the Lessor that causes, or would be reasonably likely to cause, a material adverse effect with respect to the financial condition of the Borrower or Lessor, the Collateral, the Demised Premises or the rights and remedies of the Lender under the Loan Documents, it being acknowledged that there shall be no Borrower's Recourse Liability under this ***clause (vii)*** to the extent that any such violation was caused not by a voluntary act of the Borrower but rather by (A) insufficient revenue being generated by the Shares or the Demised Premises, (B) the insolvency or capital adequacy of the Borrower or the Lessor or (C) the failure of the Tenant under the NSR Lease to perform or satisfy any of the terms, covenants or agreement of the NSR Lease, so long, in the case of this ***clause (C)***, the Lessor has exercised commercially reasonable efforts to enforce such covenants and agreement of the Tenant under the NSR Lease; and

(x) any circumstance or condition that would have been identified or prevented as of the Closing Date (an *"Estoppel Condition"*) if an estoppel certificate had been obtained from the Lessee confirming the Borrower's representations set forth in ***Section 3.07*** (other than ***clause (f)*** thereof) (herein, an *"Acceptable Estoppel Certificate"*);

provided, however, that this ***Section 2.09(a)(x)*** shall expire and be of no further effect upon the earlier to occur of

(A) the delivery by the Borrower or the Lessor of an Acceptable Estoppel Certificate from the Lessee; and

(B) the date that is forty-two (42) months following the Closing Date (the *"Sunset Date"*) (it being acknowledged and agreed that this ***Section 2.09(a)(x)*** shall remain in full force and effect thereafter for any Estoppel Condition identified in writing by the Lender prior to the occurrence of the Sunset Date until such Estoppel Condition is remedied or resolved); and

provided, further, that the liability of the Borrower under this ***Section 2.09(a)(x)*** shall be the then outstanding principal amount of the Loan (together with accrued and unpaid interest) if the Estoppel Condition identified shall be finally and non-appealably determined by a court of competent jurisdiction to constitute or result in a termination of the NSR Lease or a complete offset against or reduction of all of the rents payable under the NSR Lease; and

provided, further, that the liability of the Borrower under this ***Section 2.09(a)(x)*** shall include, without limitation, any rents not paid by the Lessee under the NSR Lease as and when the same shall be due and payable as a result of any Estoppel Condition arising prior to the Sunset Date, but shall not include any de minimus or immaterial administrative claims asserted by the Lessee, so long as there is no reduction in the rents payable under the NSR Lease or the timing thereof.

(b) Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Loan or to require that all collateral shall continue to secure all of the Loan in accordance with the Loan Documents, and (B) Lender's agreement not to pursue personal liability of Borrower as set forth above SHALL BECOME NULL AND VOID and shall be of no further force and effect, and the Loan and the Secured Obligations shall be fully recourse to Borrower in the event that one or more of the following occurs (each, a ***"Springing Recourse Event"***):

(i) a voluntary Sale or Transfer of any Pledged Interests in violation of ***Section 4.15***;

(ii) the occurrence of any event described in either ***Section 5.01(e)*** or ***Section 5.01(f)*** with respect to the Borrower or the Lessor and, with respect to such event described in ***Section 5.01(e)***, any Related Party or any Person owning an interest (directly or indirectly) in the Borrower, the Lessor or the Guarantor consents in writing to, or affirmatively takes action to aid, solicit, support, or otherwise collude to cause such event or the Borrower, the Lessor or the Guarantor fails to contest such event, *provided however*, in no event shall the Borrower's, the Lessor's, the Guarantor's, any Related Party's or any other Person's truthful response in any bankruptcy pleading or proceeding be deemed to be a consent to or affirmative action to aid, solicit, support or otherwise collude to cause such event described in ***Section 5.01(e)*** or the failure of the Borrower, the Lessor or the Guarantor to contest such event; or

(iii) any Recourse Trigger Event under the Negative Pledge arising from the voluntary breach of the covenants set forth in the Negative Pledge prohibiting the sale or conveyance of any interest in the real property of the Lessor (except as required under the NSR Lease) or voluntarily placing any lien or encumbrance on any of the real property of the Lessor.

(c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, neither any present or future Constituent Owner (as defined below) in Borrower that is a limited liability company, partnership, trust or corporation, nor any person or future member, partner, shareholder, manager, officer, director, employee, trustee, beneficiary, advisor, partner, principal, participant, beneficial interest holder, or agent of or in Borrower or of or in any Person that is or becomes Constituent Owner in Borrower (each a ***"Non-Recourse Party"***), shall have any personal liability directly or indirectly, under this Agreement or any of the other Loan Documents, except (x) in each case other than Guarantor as to its express obligations under the Guaranty and (y) in the event of the fraud or willful misconduct of any such Person in respect of the Loan, the Loan Documents or the transactions contemplated thereby. For the purposes hereof, ***"Constituent Owner"*** shall mean any direct member, beneficial interest holder, trustee, partner or shareholder in Borrower and any Person that, directly or indirectly, through one or more partnerships, limited liability companies or corporations or other entities, is a member, partner or shareholder in Borrower or is otherwise a direct or indirect owner of any interest in Borrower. Lender expressly waives and releases, on behalf of itself and its successors and assigns, all right to assert any liability whatsoever under or with respect to the Loan Documents against, or to satisfy any claim or obligation arising thereunder against, any of such Non-Recourse Parties other than (x) Guarantor under the Guaranty and (y) in the event of the fraud or willful misconduct of any such Person in respect of the Loan, the Loan Documents or the transactions contemplated thereby.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE BORROWER

Section 3.01. Organization and Authority; No Subsidiaries; Fiscal Year; Other Organizational Matters.

(a) *The Borrower*:

(i) is a Single Purpose Entity and a limited liability company duly organized and validly existing under the laws of the State of Delaware;

(ii) has all requisite power and authority and all necessary franchises, licenses and permits to own and operate its properties, to conduct its business as now conducted and as presently proposed to be conducted and to enter into and perform, as of the Closing Date, the Organizational Documents of the Lessor, this Agreement, the Loan Documents to which it is or is to become a party and each of the other agreements and instruments entered into on the Closing Date and is not in default under any such franchise, permit, license or authority;

(iii) is duly qualified under the laws of each jurisdiction where the ownership of its property or the conduct of its business requires such qualification;

(iv) has no subsidiaries other than the Lessor;

(v) has a fiscal year ending on December 31 of each calendar year; and

(vi) has conducted no business or activities other than those related to the ownership of the Lessor and the financing contemplated by the Loan Documents.

(b) *The Lessor*:

(i) is a Pennsylvania business trust duly organized and validly existing under the laws of the Commonwealth of Pennsylvania;

(ii) has all requisite power and authority and all necessary franchises, licenses and permits to own and operate its properties, to conduct its business as now conducted and as presently proposed to be conducted and to enter into and perform, as of the Closing Date, the NSR Lease and each of the Loan Documents it is or is to become a party, agreements and instruments entered into on the Closing Date and is not in default under any such franchise, permit, license or authority;

(iii) is duly qualified under the laws of each jurisdiction where the ownership of its property or the conduct of its business requires such qualification;

(iv) has no subsidiaries;

(v) has a fiscal year ending on December 31 of each calendar year;

(vi) in the five (5) years prior to the Closing Date, the Lessor has conducted no business or activities other than those related to the lessor's interest under the NSR Lease;

(vii) in the five (5) years prior to the Closing Date, has not had any judgments or liens of any nature against it except for Permitted Liens;

(viii) in the five (5) years prior to the Closing Date, has not been a party to any material lawsuit, arbitration, summons, or other material legal proceeding except as set forth on ***Schedule 3***;

(ix) in the five (5) years prior to the Closing Date, has never been involved in any dispute with any taxing authority, and has paid all taxes due to any taxing authority before the delinquency thereof;

(x) in the five (5) years prior to the Closing Date, has never owned any real property other than the Demised Premises and has never engaged in any business except the ownership and leasing of the Demised Premises; and

(xi) has no material contingent or actual obligations unrelated to the Demised Premises that were incurred in the five (5) years prior to the Closing Date, and no other known material contingent or actual obligations unrelated to the Demised Premises.

Section 3.02. Due Authorization.

(a) The execution, delivery and performance by the Borrower of all agreements, certificates and documents required to be executed, delivered and performed by the Borrower in order to carry out, give effect to and consummate the transactions contemplated by the Organizational Documents of the Lessor and the Loan Documents to which it is a party have been duly authorized by all necessary action

of the Borrower, and the execution, delivery and performance thereof by the Borrower does not require any consent or approval of any member, any Affiliate of any member, any trustee or any party to any contract or agreement to which the Borrower is a party, other than such consents and approvals as have been duly obtained or given; assuming the due authorization, execution and delivery thereof by all other parties thereto, the Organizational Documents of the Lessor and the Loan Documents to which the Borrower is a party are in full force and effect on and as of the date hereof; and no authority for the execution, delivery, or performance of the Organizational Documents of the Lessor or such Loan Documents has been repealed, revoked or rescinded.

(b) The execution, delivery and performance by the Lessor of all agreements, certificates and documents required to be executed, delivered and performed by the Lessor in order to carry out, give effect to and consummate the transactions contemplated by the NSR Lease and the Loan Documents to which it is a party have been duly authorized by all necessary action of the Lessor, and the execution, delivery and performance thereof by the Lessor does not require any consent or approval of any holder of any beneficial interest, member, any Affiliate of any member, any trustee or any party to any contract or agreement to which the Lessor is a party, other than such consents and approvals as have been duly obtained or given; assuming the due authorization, execution and delivery thereof by all other parties thereto, the NSR Lease and the Loan Documents to which the Lessor is a party are in full force and effect on and as of the date hereof; and no authority for the execution, delivery, or performance of the NSR Lease or such Loan Documents has been repealed, revoked or rescinded.

Section 3.03. No Conflict.

(a) The execution, delivery and performance by the Borrower of the Loan Documents to which the Borrower is a party, the consummation of the transactions contemplated thereby and compliance with the terms and provisions of each thereof does not (i) violate the Organizational Documents thereof, (ii) require any consent (other than any consent which has been duly received or given) under, or result in a breach or default of, any credit agreement, indenture, purchase agreement, mortgage, deed of trust, commitment, guaranty, agreement or any other instrument to which the Borrower is a party or by which it or any of its property may be bound or affected, or (iii) conflict with or violate any existing law, rule, regulation, judgment, order, writ, injunction or decree of any government, governmental instrumentality, or court, domestic or foreign, having jurisdiction over the Borrower or any of its property.

(b) The performance of the NSR Lease by the Lessor and the execution, delivery and performance by the Lessor of the Loan Documents to which the Lessor is a party, the consummation of the transactions contemplated thereby and compliance with the terms and provisions of each thereof does not (i) violate the Lessor's Amended and Restated Declaration of Trust, (ii) require any consent (other than any consent which has been duly received or given) under, or result in a breach or default of, any credit agreement, indenture, purchase agreement, mortgage, deed of trust, commitment, guaranty, agreement or any other instrument to which the Lessor is a party or by which it or any of its property may be bound or affected, or (iii) conflict with or violate any existing law, rule, regulation, judgment, order, writ, injunction or decree of any government, governmental instrumentality, or court, domestic or foreign, having jurisdiction over the Lessor or any of its property.

Section 3.04. Enforceability.

Assuming the due authorization, execution and delivery thereof by each other party thereto, the NSR Lease, the Lessor's Organizational Documents and each Loan Document to which the Borrower and/or the Lessor, or both of them, is a party, constitutes the legal, valid and binding obligation of the

Borrower and/or the Lessor, as applicable, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer, reorganization and other laws affecting creditors' rights generally and general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 3.05. No Litigation.

There is no action, litigation, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending (for purposes hereof, an action, litigation, suit, proceeding or investigation shall be "pending" if the Borrower, the Lessor or any Affiliate of the Borrower or the Lessor shall have been served with process or notice thereof) or, to the Borrower's actual knowledge, threatened against or affecting the Borrower or the Lessor wherein an unfavorable decision, ruling or finding would adversely affect the validity or the enforceability of the NSR Lease or any of the Loan Documents, or the transactions contemplated therein or which would materially adversely affect the business, property or financial condition of the Borrower, the Lessor or the Pledged Interests, except as set forth on ***Schedule 3***.

Section 3.06. Lessor.

(a) The Lessor is the lawful owner of legal title (whether in fee simple, pursuant to railroad easements and/or railroad licenses or similar rights) to the Demised Premises, subject only to the Permitted Liens in effect on the date hereof.

(b) In the five (5) years prior to the Closing Date, the Lessor:

(i) has not ever had any judgments or liens of any nature against it except for Permitted Liens;

(ii) has always been in material compliance with all laws, regulations, and orders applicable to it and has always had, all permits necessary for it to operate;

(iii) has not been a party to any material lawsuit, arbitration, summons, or other material legal proceeding except as set forth in ***Schedule 3***;

(iv) has never been, except as set forth in ***Schedule 3***, involved in any dispute with any taxing authority, and the Lessor has paid all taxes due to any taxing authority before the delinquency thereof;

(v) has never owned any real property other than the Demised Premises and has never engaged in any business except the ownership and leasing of the Demised Premises under the NSR Lease;

(vi) has no material contingent or actual obligations unrelated to the Demised Premises and the financing thereof; and

(vii) without limitation of any of the foregoing, has at all times conducted its affairs in substantial accordance with the representations set forth in this Agreement.

(c) All revenues received by the Lessor under the NSR Lease are distributed to the Borrower as dividends or distributions. The Lessor is a disregarded entity for federal income tax purposes and is not required to pay, and does not pay, any income, franchise or other taxes to any jurisdiction.

(d) The Lessor has no debt.

(e) Other than the Equity Interests owned by the Borrower, the Lessor has not issued any stock or options to purchase any stock. The Lessor has not declared any dividend on its Equity Interests in an amount in excess of the Rent received under the NSR Lease.

Section 3.07. NSR Lease; Adequacy of Lease Payments and Dividends/Distributions.

(a) The NSR Lease is in full force and effect, and neither the Lessor nor the Lessee is in default under the terms thereof. The NSR Lease has been duly authorized, executed and delivered by the Lessor and, to the Borrower's knowledge, the Lessee.

(b) The Borrower and the Lessor have delivered to the Lender a true, correct and complete copy of the NSR Lease, and the NSR Lease has not been amended, modified or supplemented except as set forth in the document delivered to the Lender.

(c) The date of the NSR Lease is as of July 12, 1962, and the NSR Lease provides for a term of 99 years. The Lessee has unlimited rights to renew the NSR Lease for successive 99-year terms, such renewal options to be exercised on not less than one-year prior to the expiration of the then current term of the NSR Lease.

(d) The Rent payable by the Lessee under the NSR Lease is $915,000 per year and is payable in equal installments of $228,750 on each March 10, June 10, September 10 and December 10. There are no events, conditions or circumstances currently existing that could confer upon the Lessee the right to seek or obtain any offset against, deduction from, reduction of or abatement of any Lease Payment required to be made by the Lessee under the Lease or that could give the Lessee the right to terminate the Lease.

(e) In the event that the NSR Lease is terminated at any time prior to the scheduled expiration thereof, the Lessee is required to make a payment to the Lessor, pursuant to the NSR Lease and the settlement order or ruling in the Norfolk Litigation (as defined on ***Schedule 3***), in an amount currently equal to approximately $17,000,000.00.

(f) The Lease Payments made by the Lessee to the Lessor under the NSR Lease, as dividend or distributed to the Borrower, are scheduled to be sufficient to pay the principal and interest on the Note to and including the Maturity Date as and when the same are due and payable.

Section 3.08. No Defaults.

Neither the Borrower nor the Lessor is in default in any material respect under any document, instrument or commitment to which the Borrower or the Lessor is a party or to which it or any of its property is subject and which relates to any of the transactions contemplated by the Loan Documents. Neither the Borrower nor the Lessor is in default in any material respect under any other document, instrument or commitment to which the Borrower or the Lessor is a party or to which it or any of its property is subject. No Default or Event of Default has occurred and is continuing.

Section 3.09. Liens and Security Interests.

The Borrower will take, and will cause the Lessor to take, all action as is reasonably necessary to establish and perfect the liens and the security interests of the Lender and the Escrow Agent under the Loan Documents and to insure their priority as contemplated by the Loan Documents, including consenting to the filing of financing statements, if required, in the appropriate offices and the filing of UCC-1 financing statements with respect to the Pledge and the Negative Pledge in the appropriate offices. The taking of such action will constitute all action as will be necessary to establish the liens and security interests of the Lender and the Escrow Agent pursuant to the Loan Documents and their priority, and there will be, upon the taking of such actions, no necessity for any further action in order to protect, preserve and continue such liens, security interests and such priority other than the filing of continuation statements with respect to the financing statements, which the Borrower hereby agrees to file as and when necessary to protect, preserve and continue such liens, security interests and priorities and authorizes Lender to make such filings, it being understood that such authorization in no way limits or excuses the obligation of Borrower hereunder to make such filings.

Section 3.10. Chief Place of Business.

(a) The chief place of business and the chief executive office of the Borrower and the Lessor is 301 Winding Road, Old Bethpage, New York 11804 and the operational office where it keeps its records concerning the Pledged Interests, the NSR Lease and all contracts, licenses and similar rights relating thereto is at such address.

(b) The Borrower is a limited liability company registered under the laws of the State of Delaware. The Lessor is a Pennsylvania business trust registered under the laws of the Commonwealth of Pennsylvania.

(c) The Borrower has done business only under the name "PW PWV Holdings LLC". The Lessor has done business only under the name "Pittsburgh & West Virginia Railroad".

(d) The Borrower will provide the Lender with not less than thirty (30) days' prior written notice of any change of its location of the Borrower or the Lessor, as used in Section 9-307 of the UCC.

Section 3.11. Solvency.

On the Closing Date, after giving effect to the transactions contemplated hereby and by the other Loan Documents, none of the Borrower, the Lessor or any Affiliate thereof owning a direct or indirect interest in Borrower or the Lessor which at any time has held title to the Pledged Interests or the NSR Lease or the Demised Premises will be insolvent within the meaning of Section 101(32) of the Bankruptcy Code or any other similar provision of applicable law. No such entity has filed a voluntary petition in bankruptcy or has been adjudicated a bankrupt or insolvent, or filed any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal bankruptcy, insolvency or other law relating to relief for debtors, or sought or consented to or acquiesced in the appointment of any Lender, receiver, conservator or liquidator of all or any part of its or their properties or their respective interests in the Pledged Interests, the Demised Premises or part thereof. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against any such entity seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal bankruptcy act, and no other liquidator has been appointed for any such entity or all or any part of its properties or its respective interests in the Pledged Interests, the Demised Premises or part thereof. No such entity has given notice to any governmental authority or other Person

of insolvency or pending insolvency, or suspension or pending suspension of operations. The fair salable value of the business and assets of each such entity is, and after giving effect to the transactions contemplated by this Agreement and each other Loan Document will be, in excess of the amount that will be required to pay their probable liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) on existing debts as they may become absolute and matured. No such entity is, nor after giving effect to such transactions, will be engaged in any business or transaction for which it has an unreasonably small capital and no such entity has any intent (i) to hinder, delay or defraud any entity to which it is, or will become, on or after the Closing Date, indebted or (ii) to incur debts that would be beyond its ability to pay as they mature.

Section 3.12. ERISA.

Neither the Borrower nor the Lessor has any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employee Retirement Income Security Act of 1974, as now or hereafter amended (***"ERISA"***). The performance by the Borrower and the Lessor of their respective obligations under the Loan Documents and the conduct by the Borrower and the Lessor of their respective businesses do not and will not violate any provisions of ERISA. Neither the Borrower nor the Lessor is nor shall be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and the respective assets of the Borrower and the Lessor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. § 2510.3-101. Neither the Borrower nor the Lessor is nor shall be a "governmental plan" within the meaning of Section 3(32) of ERISA, and transactions by or with the Borrower and the Lessor are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans. The Borrower covenants and agrees, and to cause the Lessor, to deliver to the Lender such certifications or other evidence from time to time so long as the Loan is outstanding, as requested by the Lender in its sole discretion, that (i) neither the Borrower nor the Lessor is an "employee benefit plan" or "governmental plan; (ii) neither the Borrower nor the Lessor is subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true: (x) equity interests in the Borrower or the Lessor, as applicable, are publicly offered securities, within the meaning of 29 C.F.R. § 2510.3-101(b)(2); or (y) less than 25 percent of all equity interests in the Borrower or the Lessor, as applicable, are held by "benefit plan investors" within the meaning of 29 C.F.R. § 2510-3-101(f)(2); or (z) the Borrower and the Lessor each qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. § 2510.3-101(c) or (e).

Section 3.13. Investment Company.

Neither the Borrower nor the Lessor is an "Investment Company" or a company "controlled" by an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

Section 3.14. Taxes.

The Lessee is obligated to pay all Taxes with respect to the Demised Premises and the Lessor's interest therein for the term of the NSR Lease. To the Borrower's knowledge, all Taxes due and owing in respect of, and affecting, the Demised Premises have been paid. There are no pending, or to the Borrower's actual knowledge, proposed special or other assessments for public improvements or otherwise affecting the Demised Premises which are the responsibility of the Borrower or the Lessor under the NSR Lease.

Section 3.15. Federal Reserve Regulations.

No part of the proceeds of the Loan will be used, directly or indirectly, for any consumer purchases, or for the purchase of "margin stock" in contravention of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

Section 3.16. Foreign Person.

Neither the Borrower nor the Lessor is a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

Section 3.17. Fraudulent Conveyance.

The Borrower (i) has not entered into the transactions contemplated by this Agreement or any other Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) has received reasonably equivalent value in exchange for its obligations under the Loan, this Agreement and the other Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair salable value of the Borrower's assets exceeds, and will, immediately following the execution and delivery of the Loan Documents and the advance of the Loan proceeds thereunder, exceed, the Borrower's total probable liabilities, including, without limitation, the maximum amount of its subordinated, unliquidated, disputed and/or contingent liabilities. The Borrower's assets do not, and, immediately following the execution and delivery of the Loan Documents and the advance of the Loan proceeds thereunder, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts and liabilities as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Borrower).

Section 3.18. Broker.

The Borrower will indemnify, defend and hold the Indemnified Parties harmless from and against all loss, cost, liability and expense arising from the claims of all brokers and consultants relating to the Loan and/or the NSR Lease with whom the Borrower, any Affiliate of the Borrower or any employee or agent of the Borrower has dealt, including, without limitation, sales, mortgage or leasing brokers or consultants.

Section 3.19. Tax Matters.

The Borrower and the Lessor have filed all federal, state and local tax returns required to be filed prior to the date hereof and has paid all taxes, charges and assessments shown to be due from the Borrower and the Lessor on such tax returns.

Section 3.20. Contracts.

(a) The Borrower has not entered into, and is not bound by, any contract, except (i) the Loan Documents to which it is a party and (ii) the Organizational Documents of the Lessor. The Lessor has not entered into, and is not bound by, any contract, except (i) the Loan Documents to which it is a party and (ii) the NSR Lease.

(b) Each of the contracts described in ***Section 3.20(a)*** is in full force and effect, there are no monetary or other material defaults by the Borrower or the Lessor thereunder and, to the actual knowledge of the Borrower, there are no monetary or other defaults thereunder by any other party thereto. None of the Borrower, the Lessor or any other Person acting on the Borrower's or the Lessor's behalf has given or received any notice of default under any of such contracts that remains uncured or in dispute.

(c) The Borrower has delivered true, correct and complete copies of the contracts (including all amendments and supplements thereto) referred to in ***Section 3.20(a)*** to the Lender.

Section 3.21. Other Obligations, Loans and Liabilities.

Other than those created by the Loan Documents and the NSR Lease, neither the Borrower nor the Lessor has any unsatisfied or outstanding liabilities or other obligations, recourse or non-recourse, that arose or accrued prior to the date hereof that, either individually or in the aggregate, could have a material adverse effect on the business or properties of the Borrower or the Lessor. Neither the Borrower nor the Lessor has any known contingent liabilities or unpaid obligations.

Section 3.22. Documents.

The Borrower has furnished (or caused to be furnished) to the Lender true and complete copies of all material documents to which the Borrower, the Lessor or any Affiliate is a party relating to the NSR Lease and the transactions contemplated thereby.

Section 3.23. Organizational Documents.

True and complete copies of the Borrower's and the Lessor's Amended and Restated Declaration of Trust have been furnished to the Lender. The Borrower's Organizational Documents constitute the entire agreement among the members of the Borrower and are binding upon and enforceable against all of such members in accordance with their respective terms. The Lessor's Amended and Restated Declaration of Trust constitutes the entire agreement among the trustees of the Lessor and are binding upon and enforceable against all of such trustees in accordance with its terms. There are no other agreements, oral or written, among any of the members in the Borrower relating to the Borrower or the Lessor. No party is in default of its obligations under the Borrower's Organizational Documents or the Lessor's Amended and Restated Declaration of Trust and no condition exists which, with the giving of notice and/or the passage of time, would constitute a default under the Borrower's Organizational Documents or the Lessor's Amended and Restated Declaration of Trust. The Borrower will not amend or modify its Organizational Documents or, to the extent of the Borrower's authority, as the holder of the beneficial interests in the Lessor, permit the Lessor to amend or modify the Amended and Restated Declaration of Trust of the Lessor without the prior written consent of the Lender so long as any amounts are due and owing under the Loan Documents.

Section 3.24. No Offsets.

The Borrower has no counterclaims, offsets, recoupment rights or defenses with respect to the Loan or any other Loan Document.

Section 3.25. Foreign Assets Control Regulations, etc.

(a) None of the Borrower, the Lessor nor any Controlled Entity (A) is a Blocked Person, (B) has been notified that its name appears or may in the future appear on a Sanctions List or (C) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) None of the Borrower, the Lessor nor any Controlled Entity (A) has violated, been found in violation of, or been charged or convicted under, any applicable Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (B) to the Borrower's knowledge, is under investigation by any Governmental Authority for possible violation of any Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the Loan hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Borrower, the Lessor or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Lender or Holder to be in violation of any Economic Sanctions Laws or (C) otherwise in violation of any Economic Sanctions Laws;

(ii) will be used, directly or indirectly, in violation of, or cause any Lender or Holder to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Lender or Holder to be in violation of, any applicable Anti-Corruption Laws.

(d) The Borrower and the Lessor and each Controlled Entity is and will continue to be in compliance with all applicable Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

ARTICLE IV.
COVENANTS AND AGREEMENTS OF THE BORROWER

The Borrower hereby covenants and agrees with the Lender as follows:

Section 4.01. Payment of Note.

The Borrower will duly and punctually pay, or cause to be paid, when due the principal of, Make-Whole Premium (if any) and interest on the indebtedness represented by the Note, together with all charges, fees and all other sums required to be paid by it pursuant to the Loan Documents in accordance with the terms of the Note and the other Loan Documents.

Section 4.02. Covenants Relating to the NSR Lease.

(a) *Compliance with and Performance of NSR Lease*. The Borrower will cause the Lessor to:

(i) (A) comply with all provisions of the NSR Lease, (B) perform all obligations and duties imposed on it under the NSR Lease or cause such obligations and duties to be performed, all in accordance with the terms and provisions of the NSR Lease and (C) not amend the NSR Lease; and

(ii) not take, and not consent to or suffer, and contest the taking by the Lessee of, any action under the NSR Lease which would cause a default under or give rise to a right of the Lessee to terminate the NSR Lease or take any offset against, deduction from or reduction of any Rent.

(b) *Certain Notices.* The Borrower will immediately, but in no event later than five (5) Business Days after the Borrower or the Lessor receives notice thereof from the Lessee, give notice to the Lender (which notice shall include, without limitation, a copy of the notice given by or to the Lessee) of the following:

(i) its receipt from the Lessee of notice that the Lessor has failed to perform or cause to be performed any obligation or duty imposed by it under the terms and provisions of the NSR Lease and that such failure has not been cured within any applicable cure period; and

(ii) its receipt from the Lessee of notice that the Lessee intends to terminate the Lease or exercise any other right or remedy with respect thereto.

(c) *Enforcement of NSR Lease.*

(i) The Borrower will cause the Lessor to enforce the NSR Lease against the Lessee in accordance with its terms and provisions, and, subject to *clauses (iv)* and *(v)*, so long as no Default or Event of Default shall have occurred and be continuing, shall have sole reasonable control and discretion over the timing and nature of any action to be taken against the Lessee.

(ii) Promptly, but not more than five (5) Business Days from becoming aware thereof, the Borrower will give notice to the Lender of any Default or failure of performance by the Lessee of any of the Lessee's obligations under the NSR Lease.

(iii) The Borrower agrees that it shall keep the Lender reasonably informed about its and the Lessor's efforts to enforce the NSR Lease against the Lessee.

(iv) The Borrower will not permit the Lessor to exercise any remedy for the acceleration of the rents payable under the NSR Lease or the termination of the NSR Lease without the prior written consent of the Lender, which consent shall not be unreasonably withheld if no Default or Event of Default has occurred and is continuing.

(v) If an Event of Default has occurred and is continuing, if directed in writing by the Lender to exercise any remedy for the acceleration or termination of the NSR Lease, the Borrower shall cause the Lessor to promptly commence the exercise of such remedy, as directed by the Lender.

Section 4.03. Taxes and Impositions.

(a) At all times that the NSR Lease is in full force and effect and the Lessee is obligated to pay all Taxes thereunder, the Borrower shall cause the Lessor to cause the Lessee to pay such Taxes in

accordance with the NSR Lease. If, at any time, the Lessee shall not be paying Taxes as provided under the NSR Lease, before the date when any fine, late charge or other penalty for late payment may be imposed, the Borrower shall cause the Lessor to pay and discharge or cause to be paid or discharged all Taxes, ***subject, however,*** to the right of the Borrower and the Lessor to contest or protest the same, as set forth in ***Section 4.03(c)***. Promptly following receipt thereof, the Borrower shall cause the Lessor to deliver to the Lender and the Escrow Agent copies of paid invoices for Taxes. The Borrower shall also deliver to such parties promptly after receipt thereof copies of all settlements and notices pertaining to the Taxes which may be issued by any governmental authority.

(b) So long as the Lessee is obligated to pay and is paying all Taxes, nothing contained herein shall adversely affect or limit any rights of the Lessee to contest Taxes or impose any obligation on the Lessor if the Lessee is contesting Taxes in accordance with the NSR Lease.

Section 4.04. Actions Affecting the Collateral.

Upon request of Lender, the Borrower shall appear in and contest at its own cost and expense, any action or proceeding purporting to affect the security hereof or of the Collateral Documents or the rights or powers of the Lender, the Escrow Agent or the Certificateholders; ***provided, however,*** that nothing herein contained shall require the Borrower to appear in or contest any action or proceeding arising as a result of a Certificateholder's or the Lender's or the Escrow Agent's gross negligence, willful misconduct, or independent business dealings.

Section 4.05. Maintenance of Existence.

(a) The Borrower, at its own cost and expense, will maintain its legal existence as a Delaware limited liability company and its license or qualification in each other jurisdiction in which the business, affairs and properties of the Borrower require such qualification.

(b) The Borrower, at its own cost and expense, will cause the Lessor to maintain its legal existence as a Pennsylvania business trust and its license or qualification in each other jurisdiction in which the business, affairs and properties of the Lessor require such qualification.

Section 4.06. Notice and Certification with Respect to Bankruptcy Proceedings.

The Borrower shall promptly notify the Lender of the occurrence of any of the following events with respect to the Borrower, the manager of Borrower, the Lessor and any Person holding, directly or indirectly, 50% or more of the equity interests in Borrower or any Guarantor and shall keep the Lender informed of the status of any petition filed in bankruptcy (or similar proceeding otherwise commenced):

(a) application for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like, or

(b) admission in writing of its inability to pay its debts generally as they become due, or

(c) general assignment for the benefit of creditors, or

(d) adjudication as a bankrupt or insolvent, or

(e) commencement of a voluntary case under the United States Bankruptcy Code or filing of a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief

or seeking to take advantage of any insolvency law or filing of an answer admitting the material allegations of an insolvency proceeding, or action for the purpose of effecting any of the foregoing, or

(f) if without the application, approval or consent of the Borrower, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like for all or any substantial part of its assets, or other relief in respect thereof under any bankruptcy or insolvency law.

Section 4.07. Compliance with Laws.

The Borrower shall comply, and shall cause the Lessor to comply, with all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, licenses and permits of any federal, state, county, municipal or other governmental authority, agency, department, board, body, instrumentality or commission in all material respects.

Section 4.08. Reporting Requirements; Updates to Escrow Amounts; Disclosure; Estoppels.

(a) *Reporting Requirements.* Until such time as all amounts due and owing on the Note and under the other Loan Documents shall have been paid in full, the Borrower will furnish to the Lender, as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower:

(i) balance sheets of the Borrower and the Lessor as at the end of such year and the related statements of income, retained earnings and cash flows of the Borrower and the Lessor for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by an Authorized Officer of the Borrower or the Lessor, as applicable (which certification may be included in the certification provided pursuant to subsection (ii) below), and stating that such financial statements present fairly the financial condition as at the end of such fiscal year, and the results of operations and cash flows for such fiscal year, of the Borrower or the Lessor, as applicable, presenting fairly the financial condition of the Borrower or the Lessor, as applicable, at such time;

(ii) a certificate of an Authorized Officer, manager or member of the Borrower whose duties and responsibilities necessitate such Authorized Officer having such knowledge, in the form of ***Exhibit C***, that, to his or her actual knowledge, information and belief,

(A) following a review of the activities of the Borrower and the Lessor prior to the date of such certificate, each of the Borrower and the Lessor has fulfilled all of its respective obligations under this Agreement, the NSR Lease, the Escrow Agreement and each other Loan Document;

(B) following a review of the activities of the Borrower and the Lessor prior to the date of such certificate, there is no litigation or adversarial proceeding by the Lessee that is pending (as used in ***Section 3.05***) or, to his or her actual knowledge, threatened that questions the validity of the NSR Lease or the adequacy of the performance by the Lessor thereunder except as disclosed in such certificate; and

(C) following a review of the activities of the Borrower and the Lessor prior to the date of such certificate, no Default or Event of Default has occurred and is continuing other than as disclosed in such certificate.

(b) *Updates to Escrow Amounts; Establishment of Tax and Insurance Reserves.*

(i) Pursuant to the NSR Lease, Lessee is required to pay all Taxes and maintain all insurance policies with respect to the Demised Premises. If at any time the Lessee ceases to be so required, the Borrower shall establish reserve accounts within the Escrow Fund for the purpose of setting aside monies for the payment of Taxes and premiums for insurance policies in such amounts as shall be reasonably determined by the Lender.

(ii) The Borrower will promptly notify the Lender and the Escrow Agent of any change in any facts or circumstances that would result in a change in any of the amounts for which reserves are required under the Escrow Agreement. The Borrower shall review the statements provided by the Escrow Agent pursuant to Section 4.01 of the Escrow Agreement. In the event that the Borrower or the Escrow Agent shall determine that the monies being reserved in any Account shall be insufficient to pay the expenses for which such reserves are being maintained, the Borrower shall revise the amounts being deposited in the Accounts in accordance with the provisions of the Escrow Agreement.

(c) *Disclosure.* The Borrower shall provide any information requested by Lender which is necessary in order to enable Lender to satisfy its obligations under Section 3.08 of the Trust Agreement, a copy of which is attached hereto as ***Exhibit D***, in connection with the provision of the Rule 144A Information.

(d) *Borrower Estoppel Certificates.* The Borrower shall, from time to time, within fifteen (15) Business Days after written request from the Lender on behalf of itself or any holder of the Trust Certificates, furnish to the Lender or such other party (or parties as may be requested by the Lender) a written certificate setting forth, as of the most recent Payment Date, the unpaid principal of the Note, stating the date through which interest has been paid, and stating whether or not, to its knowledge, any offsets, defenses or counterclaims exist with respect to the Loan Documents. If requested, such certificate will also attach true and correct copies of any Loan Documents and state such other information as the Lender shall reasonably require.

(e) *Lender Estoppel Certificates.* The Lender shall, from time to time, within thirty (30) days after written request from the Borrower, furnish to the Borrower or such other party (or parties) as may be requested by the Borrower a written certificate setting forth the unpaid principal of and interest due on the Note as of the most recent Payment Date, stating the date through which the Borrower has received payments of the principal of and interest on the Note, and stating whether or not it has given or received notice of the occurrence of any Default or Event of Default.

Section 4.09. Further Assurances; Protection of Collateral.

The Borrower will from time to time execute and deliver, and will cause the Lessor to execute and deliver, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments not inconsistent with the Loan Documents of further assurance, and other instruments reasonably requested by the Lender, provided the foregoing do not materially increase the Borrower's or the Lessor's obligations or materially decrease the Borrower's or the Lessor's rights under the Loan Documents or change the substantive business agreement between Borrower and Lender, and

such other supplements, amendments, financing statements, continuation statements and/or instruments are reasonably necessary to

(a) grant more effectively and preserve the perfected security interests of the Loan Documents in all or any portion of the Collateral,

(b) maintain or preserve the security interests pursuant to the Loan Documents,

(c) perfect, publish notice of, or protect the validity of, any grant made or to be made by the Loan Documents, or

(d) preserve and defend title to the Collateral and the rights of the Lender, and of the Certificateholders, thereto against the claims of all persons and parties.

Section 4.10. Negative Covenants.

(a) Until all amounts due and owing under the Note and each other Loan Document shall have been paid in full, the Borrower will not, and will not permit the Lessor, without the prior written consent of the Lender, which consent shall be given subject to directions given to it pursuant to Article IX of the Trust Agreement, a copy of which is attached hereto as ***Exhibit E***:

(i) conduct any business other than business relating to the leasing, owning and financing of the Land, as contemplated by this Agreement, the other Loan Documents, and the NSR Lease and the consummation of the transactions contemplated hereby and by the other Loan Documents and the NSR Lease;

(ii) cause or permit a Sale of any or all of its properties, including, without limitation, its interest in the Pledged Interests and the Demised Premises, other than in accordance with ***Section 4.15***;

(iii) incur, create, assume or suffer to exist any Debt other than Permitted Debt;

(iv) (A) (x) enter into any further agreements other than those required by or in connection with this Agreement, the other Loan Documents, or the NSR Lease, subsequent to the date hereof other than management agreements and agreements necessary to preserve its existence and limited liability company or business trust, as applicable, operations which are subordinated to the Borrower's obligations under this Agreement, the other Loan Documents, and the NSR Lease or (y) grant security interests other than the security interests in its property required by the aforementioned documents or (B) amend, modify, supplement or consent to any waiver of any provision of the NSR Lease, except to the extent required under the NSR Lease;

(v) dissolve or liquidate in whole or in part;

(vi) take any action which would (1) cause the validity or effectiveness of this Agreement, any other Loan Document or any grant of any of the Collateral to be impaired, or cause the lien of any Loan Document to be amended, terminated or discharged, or cause any Person to be released from any covenant or obligation under any Loan Document other than in accordance with their respective terms, (2) permit any lien, charge, security, mortgage or other encumbrance (other than the lien of the Loan Documents) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the

proceeds thereof other than easements and encumbrances which are required to be granted under the NSR Lease, or (3) permit the lien of the Loan Documents not to constitute a valid first priority security interest in the Collateral;

(vii) permit any judgment obtained against it or the Lessor in an amount exceeding $25,000 to remain unpaid for a period of thirty (30) days following the entry thereof without obtaining a stay of execution or bonding or causing such judgment to be bonded;

(viii) permit the Lessor to issue any additional equity interests;

(ix) create, incur, assume or suffer to exist or be created, or permit any pledge of, or any deed of trust, mortgage, lien, security interest or encumbrance of any nature with respect to the Pledged Interests or the Demised Premises or any other Collateral, or assign, pledge or in any way transfer or encumber its rights to receive income from the Pledged Interests or the Demised Premises or any other Collateral, in each case other than the Permitted Liens;

(x) have any employees;

(xi) consent to any assignment by the Lessee of its interest in the NSR Lease;

(xii) cause or permit the Lessor to change its status as a disregarded entity for Federal income tax purposes or change its dividend/distribution policy in any manner that causes the Lessor not to dividend or distribute all Rent payments to the Borrower;

(xiii) enter into any transaction with an Affiliate unless such transaction is concluded on an arm's length basis and upon commercially reasonable terms; or

(xiv) enter into or consent to any amendment, modification, termination or surrender of the NSR Lease, nor enter into any other lease with respect to all or any part of the Demised Premises, other than as expressly required under the NSR Lease.

(b) In addition to the foregoing, the Borrower shall not take any of the following actions or cause or permit the Lessor to take any of the following actions without the unanimous consent of all members of the Borrower:

(i) institute any proceedings to be adjudicated a bankrupt or insolvent,

(ii) consent to the institution of bankruptcy or insolvency proceedings against it,

(iii) file a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable Federal or state law or law of the District of Columbia, or consent to the filing of any such petition,

(iv) consent to the appointment of a receiver, liquidator, assignee, Lender, sequestrator (or other similar official) of itself or any substantial part of its property,

(v) make an assignment for the benefit of its creditors,

(vi) admit in writing its inability to pay its debts generally as they become due, or

(vii) take any action in furtherance of the foregoing.

Section 4.11. Single-Purpose Entities.

In addition to, and not in limitation of, the covenants set forth herein, the Borrower covenants and agrees that it and the Lessor will, at all times that any amounts are due and owing on the Note and under each other Loan Document, each be Single-Purpose Entities.

Section 4.12. Release and Indemnification Covenants.

(a) *Indemnity*. Subject to the provisions of ***Section 4.12(c), (d)*** and ***(e)*** and the Non-Recourse Provisions, the Borrower assumes liability for and agrees to indemnify, defend and hold harmless the Indemnified Parties against any and all losses, costs (including, without limitation, reasonable out-of-pocket attorneys' fees and expenses), claims (including, without limitation, Environmental Claims), damages or liabilities (but excluding any lost profit or consequential damages or punitive damages, without duplication of the payment of the Loan, except to the extent that an Indemnified Party is seeking indemnity for any such losses that it has actually paid to any third party) that may be imposed upon, incurred by or asserted against any Indemnified Party, in any way relating to or arising out of (i) the Pledged Interest and the Demised Premises, (ii) the transactions contemplated by the Loan Documents or the participation by such Indemnified Parties in such transactions, including any amendments, any workouts and any defaults thereunder or breaches thereof or untrue statements therein or the enforcement of the terms and provisions of any of the Loan Documents, (iii) any accident, injury to or death of any Persons or loss of or danger to property occurring on or about the Demised Premises or any part thereof, (iv) any use, non-use or condition of the Demised Premises or any part thereof, including claims or penalties arising from violation of any legal requirement or insurance requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by the Indemnified Party, and any claim the insurance or obligations of the Lessee to which is inadequate; (v) any failure on the part of the Borrower to perform or comply with any of the terms of any Loan Document to which it is a party and any breach of any representation made by the Borrower herein, or (vi) any negligence or tortious act or omission on the part of the Borrower or any of its agents, contractors, servants, employees, lessees, licensees or invitees.

(b) [INTENTIONALLY OMITTED].

(c) *Notice Requirement*. In case any action shall be brought against one or more of the Indemnified Parties in respect of which indemnity may be sought against the Borrower pursuant to ***Section 4.12(a)***, an Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof, including the employment of counsel reasonably acceptable to the Indemnified Parties and the payment of all expenses and the right to negotiate and consent to settlement; ***provided, however,*** that a failure of an Indemnified Party to give such notice shall not affect the Borrower's obligations hereunder except to the extent of actual prejudice suffered by the Borrower due solely to such failure to give such notice. Any one (1) or more of the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Parties unless the employment of such counsel has been specifically authorized by the Borrower or unless, in an Indemnified Party's reasonable judgment, the counsel employed by the Borrower has an irreconcilable conflict with the Indemnified Party. The Borrower shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Borrower or if there be a final judgment for the plaintiff in any such action and the Borrower has been notified of the action in the manner required by the first sentence of this ***Section 4.12(c)***, the Borrower agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. In addition, in the event that the Borrower shall not assume the defense of any matter in which an indemnity

is sought pursuant to ***Section 4.12(a)***, the Indemnified Parties, in addition to any other right they may have, shall be entitled to retain such counsel and prosecute such defense, at the sole cost and expense of the Borrower. The Borrower may agree to any settlement of an action for which indemnification is sought with the consent of the applicable Indemnified Parties, which consent shall not be unreasonably withheld, provided that no such consent shall be required if the Borrower will pay the entire settlement out of its own funds in cash (and shall provide to each Indemnified Party receiving such payment an opinion of counsel to the Borrower that such payment does not constitute a voidable preference under the Bankruptcy Code) and/or otherwise fully perform the settlement and the Indemnified Parties make no admission of wrongdoing.

(d) *Exclusion*. No indemnification will be made under this ***Section 4.12*** or elsewhere in this Agreement nor shall anything contained herein require the Borrower to indemnify the Lender, the Escrow Agent or any other Indemnified Party for any loss, claim, damage or liability caused by the willful misconduct or gross negligence under this Agreement or any other Loan Document of Lender, Escrow Agent or such Indemnified Party, its respective officers, agents, employees, successors or assigns. No willful misconduct or gross negligence by any Indemnified Party shall in any way affect the obligations of the Borrower to each other Indemnified Party hereunder. Nothing herein shall require Borrower to indemnify an Indemnified Party from the acts or omissions of another Indemnified Party.

(e) *Survival*. The provisions of this ***Section 4.12*** shall survive repayment of the Obligations for a period of one year.

Section 4.13. Borrower to Assist Lender and Escrow Agent.

The Borrower will do all things, and will cause the Lessor to do all things, and covenants to reasonably assist and work with the Lender and the Escrow Agent, and cause the Lessor to reasonably assist and work with the Lender and the Escrow Agent, in the administration of this Agreement and the Escrow Agreement to the extent such acts are consistent with the express intent and purpose of the Loan Documents.

Section 4.14. ERISA.

(a) Neither the Borrower nor the Lessor shall transfer or hypothecate its interest or rights in any Loan Document to which it is a party or any of the Collateral owned by the Borrower or the Lessor, as applicable, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any Person owning a direct or indirect interest in the Borrower transfer any of its rights or interest (direct or indirect) in the Borrower, attempt to do any of the foregoing or suffer any of the foregoing, nor shall the Borrower or any Person owning a direct or indirect interest in the Borrower take, without limitation, any action or fail to take any action, if, in any such case, doing so would (i) cause the Obligations or the exercise of any of the Lender's rights in connection therewith to constitute a Prohibited Transaction (unless the Borrower furnishes an opinion of counsel that the same is exempt from the Prohibited Transaction provisions of ERISA and the Code or otherwise does not constitute a Prohibited Transaction), assuming solely for this purpose that the Lender is a Party In Interest or a Disqualified Person with respect to an employee benefit plan, if any, which has directly or indirectly invested in the Borrower or (ii) otherwise result in the Lender being deemed in violation of any applicable provisions of ERISA with respect to the Obligations. The Borrower shall take such steps as are necessary to assure that it (and its respective members) does not commit any act, or fail to commit any act, the occurrence of which or the failure of which to occur would cause the Obligations to be a Prohibited Transaction.

(b) If the provisions of this ***Section 4.14*** are violated, the Borrower agrees, at its own cost and expense, to take such steps as the Lender shall reasonably request to prevent the occurrence of a Prohibited Transaction or to correct the occurrence of a Prohibited Transaction. The Borrower agrees to indemnify, defend and hold the Indemnified Parties free and harmless from and against all loss, costs (including attorney's fees and expenses), taxes, penalties, damages and expenses any Indemnified Party may suffer by reason of the investigation, defense and settlement of claims based upon a breach of the foregoing provisions. The provisions of ***Section 4.12*** shall apply to such indemnification. The foregoing indemnification shall survive repayment of the Obligations for a period of two (2) years.

Section 4.15. Due on Sale; Sales; Transfers; Restructuring.

(a) *Certain Defined Terms.*

(i) Sale: A ***"Sale"*** shall mean any of the following with respect to the Pledged Interests:

(A) a conveyance of any legal or equitable interest in the Pledged Interests, including a sale, mortgage, assignment, hypothecation or other transfer as a result of which legal or equitable title to the Pledged Interests are transferred, except that the defined term ***"Sale"*** shall not include the entering into of an executory contract by Borrower for the sale and purchase of the Pledged Interests provided (1) such contract calls for (x) the pay-off of the Loan in full, in accordance with ***Section 2.02(c)***, at the closing of the conveyance of title to the buyer or (y) the assumption of the Loan by the buyer with the consent of the Lender in accordance with the terms of ***Section 4.15(c)*** and (2) possession and control of the Pledged Interests is not given to the buyer prior to the consummation of closing and the pay-off of the Loan or assumption of the Loan as provided for in ***(1)*** aforesaid;

(B) any merger of the Borrower or the Lessor with or into or consolidation of the Borrower or the Lessor with any other entity;

(C) any dissolution or liquidation or cessation of doing business of the Borrower or the Lessor or the assumption of obligations by a newly constituted limited liability company, corporation or borrower, including the assumption by such newly constituted limited liability company, corporation or borrower of all of the liabilities of the Borrower or the Lessor under the Loan Documents.

(ii) Transfer:

(A) ***"Transfer"*** shall mean any of the following with respect to any direct or indirect beneficial or equity interest in the Borrower or the Lessor, except for any of the following which fall within the definition of an Excluded Transaction (as defined in ***Section 4.15(a)(ii)(B)***):

(I) any merger of the Borrower or the Lessor with or into or consolidation with any other entity;

(II) any sale, assignment, transfer or pledge in any Person which is a direct or indirect shareholder, beneficiary, general partner, manager, managing member or other Control Person with respect to the Borrower;

(III) any sale, assignment, transfer or pledge of any direct or indirect interest or interests that represent 49% or more of the total equity interests in the Borrower, the Lessor or any Control Person where a change in control of either the Borrower, the Lessor or any Control Person results from the same.

(B) Notwithstanding the foregoing definition of Transfer, the following transactions (each, an ***"Excluded Transaction"***) do not constitute a ***"Transfer"***:

(I) any merger or consolidation of the Guarantor with any other Person or the acquisition of Control of the Guarantor by any other Person, so long as the requirements with respect to a Proposed Guarantor set forth in the parenthetical contained in the second sentence of ***Section 4.15(d)(iii)*** are satisfied with respect to the Guarantor or the successor Guarantor;

(II) any sale, assignment, transfer or pledge of any direct and/or indirect interest or interests in the Borrower (including, without limitation, any Control Person) which does not change the ultimate Control of the Borrower or any Control Person;

(III) any assignment or transfer of any direct or indirect interest or interests in the Borrower or any Control Party which arises by death, or which is done for estate planning or probate purposes and which is to family members (spouses, siblings, children, grandchildren or trusts for any of the foregoing);

(IV) any assignment or transfer of any direct or indirect interest or interests in the Borrower or any Control Party which is done for a corporate restructuring which does not change the Control of the Borrower or the Lessor or any entity which directly or indirectly Controls the Borrower or the Lessor;

(V) so long as there is no change in the Guarantor or the Guarantor is replaced with a guarantor satisfying the Proposed Guarantor requirements in ***Section 4.15(d)(iii)***, transfers of direct and/or indirect beneficial interests in the Borrower; and

(VI) the transfer, sale or assignment of publicly traded shares in any direct or indirect equity owner of the Borrower.

(iii) Control Person: A ***"Control Person"*** means, with respect to any entity, a Person exercising Control over such entity, including, without limitation, as applicable:

(A) In the case of a partnership, any general partners of the partnership;

(B) In the case of a limited liability company, any manager or managing member of the limited liability company;

(C) In the case of a corporation or real estate investment trust (other than a publicly held corporation or real estate investment trust), any shareholder with more than 50% of the outstanding shares of the voting stock or interests of the corporation or real estate investment trust; and

(D) In the case of a trust or similar entity, the trustee of the trust.

(b) *Due on Sale or Transfer*. The occurrence of any Sale, Transfer or a sale or transfer of the Demised Premises (but excluding any such sale or transfer that is expressly permitted under the NSR Lease) not expressly permitted by this ***Section 4.15*** shall constitute an immediate Event of Default under this Agreement and the other Loan Documents and the Loan shall thereupon become immediately due and payable in full, at a price equal to the then outstanding principal amount thereof, together with accrued and unpaid interest and the Make-Whole Premium, if any.

(c) *Permitted Sales*. The Borrower may at any time sell the Pledged Interests if, concurrent with such Sale, the Loan is paid in full in accordance with ***Section 2.02(d)***.

(d) *Permitted Transfers*. The Borrower may at any time cause or permit the occurrence of a Transfer if, concurrent with such Transfer, the Loan is paid in full in accordance with ***Section 2.02(d)***. Notwithstanding the provisions of ***Section 4.15(b)***, the Borrower shall have the right, at any time without the consent of the Lender (except as provided in ***Section 4.15(c)(v)***), but no more than once in any twelve-month period, to cause or permit a Transfer, subject to the Loan and the Loan Documents, upon compliance with the following conditions:

(i) the transferee shall have submitted all information reasonably requested by the Lender with respect to the transferee and any of its constituent owners for the satisfaction of any "Know-Your-Customer" requirements of the Trustee and the Escrow Agent, and the Trustee and Escrow Agent shall have satisfactorily completed their "Know-Your-Customer" procedures;

(ii) In the event that such Transfer results in change in the Guarantor, then the transferee shall have executed such agreements and instruments, and shall have delivered certificates and opinions, reflecting its express assumption of the Guaranty and all of the terms, conditions and provisions of any agreements and instruments relating to the Guaranty to which the transferor is a party, including Organizational Documents of the Borrower (if applicable) and/or any indirect holder of any beneficial interest in the Borrower, in form and substance reasonably satisfactory to the Lender;

(iii) (A) the Guarantor shall affirm its obligations under the Guaranty of Recourse Obligations; or (B) the transferee or an individual or entity affiliated with a Control Person with respect to the transferee (the ***"Proposed Guarantor"***) shall execute and deliver a Guaranty of Recourse Obligations in the form of the Guaranty of Recourse Obligations executed and delivered by the Guarantor on the Closing Date. The Lender shall have the right to approve the reputation, experience and creditworthiness of the Proposed Guarantor, which approval shall not be unreasonably withheld, conditioned or delayed (provided that the condition set forth in clause (iii) above and the representations and warranties set forth in ***Section 3.25*** are true and correct with respect to such Proposed Guarantor and provided that such Proposed Guarantor has a Net Worth equal to or greater than $10,000,000 and (1) is not a convicted felon, (2) is not a Prohibited Person, (3) is not the subject of or a party to any past or pending state or federal bankruptcy or insolvency proceeding, (4) is not a party to any uninsured pending action, litigation, suit, investigation or other proceeding before or by any Governmental Authority or by any Person or subject to any unpaid judgment, in each case if adversely determined would cause a material adverse effect with respect to the financial condition of the Guarantor or the rights and remedies of the Lender under the Guaranty, and (5) has executive level management with at least five (5) years of experience owning commercial property. If the Proposed Guarantor has executed and delivered the Guaranty of Recourse Obligations as described above, the preceding Guarantor, if

any, shall be forever released and discharged by the Lender from any and all liabilities and obligations relating to the Loan and the Loan Documents arising from and after the date of such Sale, including, without limitation, the Guaranty of Recourse Obligations;

(iv) no Default or Event of Default shall have occurred and be continuing, except any such Default or Event of Default which relates solely to the status of the transferee and not to the performance by the Borrower of its obligations under the Loan Documents and which Default or Event of Default will be cured as a result of the removal of the transferor from the transactions contemplated by the Loan Documents as a result of such Transfer; and

(v) the Borrower shall have paid all reasonable out-of-pocket fees and expenses (including reasonable out-of-pocket attorneys' fees and expenses) of any party, including, without limitation, the Lender and CTL, in connection with such Transfer.

Section 4.16. Agreements with Affiliates.

The Borrower shall not hereafter enter into or cause or permit the Lessor to enter into any contract, agreement or other arrangement with any Affiliate of the Borrower unless such contract or agreement shall provide the Lender the right to terminate it upon the Lender's (or its designee's) acquisition of the Borrower's interest in the Pledged Interests through foreclosure, a deed-in-lieu of foreclosure, Uniform Commercial Code sale or otherwise.

Section 4.17. Books and Records.

(a) The Borrower shall keep and maintain, and shall cause the Lessor to keep and maintain, at all times at its principal office complete, true and accurate books of account and records reflecting the results of its operations. The Borrower shall permit, and shall cause the Lessor to permit, the Lender and its agents, consultants and representatives, upon reasonable notice (which may be given orally or in writing) and at reasonable times, to examine and audit the books and records of the Borrower and the Lessor and make copies thereof, at the Borrower's expense. The Borrower shall cause its Affiliates to make all records relating to the Collateral available to the Lender and shall cause its Affiliates to cooperate with any examination, audit or other inquiry (including causing the personnel responsible for the Collateral to be available to respond to inquiries).

(b) The Borrower will permit, and will cause the Lessor to permit, the Lender or any Person designated by the Lender to discuss the affairs, finances and accounts of the Borrower and the Lessor or any information the Lender or such Person may reasonably request regarding the security for the Loan with appropriate officers of the Borrower and the Lessor.

Section 4.18. Amendment of Loan Documents.

Without the consent of the Lender, the Borrower shall not amend, modify or terminate any Loan Document.

ARTICLE V.
EVENTS OF DEFAULT; REMEDIES

Section 5.01. Events of Default.

The term ***"Event of Default"***, whenever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or come about or be effected by operation of law, or be pursuant to or in compliance with any applicable law), and such event shall continue to be an Event of Default if and for so long as it shall not have been remedied:

(a) failure of the Borrower to pay the principal and interest due on any Payment Date with respect to the Note and such failure is not solely a result of a failure by the Escrow Agent to perform its duties under the Escrow Agreement;

(b) an event of default relating to the payment of any amount required to be paid by the Lessee under the NSR Lease or the NSR Lease terminates for any reason whatsoever prior to the expiration of the term of the NSR Lease;

(c) the occurrence of a default by the Borrower in the due observance or performance of any covenant or agreement set forth herein other than those listed in ***Section 5.01(h)***, in the Escrow Agreement or in any other Loan Document, and such default shall have continued for a period of thirty (30) days after written notice of such default is given by the Lender to the Borrower; ***provided, however,*** if such default is not reasonably capable of cure within thirty (30) days, but Borrower has commenced steps to cure such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, no Event of Default shall be deemed to have occurred unless such default remains uncured ninety (90) days after such notice;

(d) any representation or warranty made by the Borrower or the Lessor herein or in any other Loan Document was incorrect or misleading when made to an extent that is materially adverse to (A) all or any part of the rights, interests and security granted by the Loan Documents, (B) the validity or enforceability of the Note or the Certificates or (C) the interests of the Certificateholders;

(e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Borrower or the Lessor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower or the Lessor under the Bankruptcy Code or federal or state law or law of the District of Columbia, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or the Lessor or of any substantial part of the Borrower's or the Lessor's property, or ordering the winding up or liquidation of the Borrower's or the Lessor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days;

(f) the institution by the Borrower or the Lessor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Borrower or the Lessor to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Borrower or the Lessor of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable Federal or state law or law of the District of Columbia, or the consent by the Borrower or the Lessor to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or the Lessor of any substantial part of the Borrower's or the Lessor's property, or the making by the Borrower or the Lessor of an assignment for the benefit of creditors, or the

admission by the Borrower or the Lessor in writing of its inability to pay its debts generally as they become due, or the taking of action by the Borrower or the Lessor in furtherance of any such action;

(g) without limiting or being limited by the other Events of Default set forth above, by operation of law, the Borrower or the Lessor, as applicable, shall have, or shall be deemed to have, directly or indirectly, sold, conveyed, transferred, assigned, pledged, encumbered or permitted to be sold, conveyed, transferred, assigned, pledged or encumbered any interest in or any part of its interest in the Pledged Interests or the Demised Premises, as applicable, except as expressly permitted by the Loan Documents, including ***Section 4.15***;

(h) the occurrence of an Event of Default under the Negative Pledge; or

(i) the occurrence of a default by the Borrower in the due observance or performance of any of the Borrower's covenants or agreements set forth in ***Sections 4.02, 4.10*** or ***4.11***.

Section 5.02. [INTENTIONALLY OMITTED].

Section 5.03. Remedies.

(a) *Events of Default*. Upon the occurrence of an Event of Default, unless the Borrower has performed such obligation or cured such Event of Default, the Lender may exercise any one or more of the following remedies, as determined by the Lender:

(i) declare the Note to be due and payable immediately, together with accrued and unpaid interest to the Maturity Date, plus the Make-Whole Premium, if any, by a notice in writing to the Borrower, and upon any such declaration such amounts shall become immediately due and payable;

(ii) exercise any right or remedy available to the Lender under the Loan Documents, in which case any foreclosure proceeds payable to the Lender shall be deposited with the Escrow Agent;

(iii) if the NSR Lease so permits, and if the Event of Default is as a result of the failure of the Lessee to make any Lease Payment, direct the Lessor to terminate the NSR Lease and/or request the Lessee promptly to surrender possession of the Demised Premises to the Lender and permit the Lender, or any party designated by the Lender, quiet enjoyment and use of the Demised Premises;

(iv) exercise any of its rights hereunder or available at law with respect to the Collateral held hereunder, in which case any proceeds from the exercise of such remedies payable to the Lender shall be deposited with the Escrow Agent;

(v) make a demand on the Escrow Agent to disburse all amounts held in the Escrow Fund to the Lender for application thereof pursuant to ***Section 5.03(c)***; and

(vi) exercise any other right, remedy or privilege which may be available to the Lender under applicable law or proceed by appropriate court action to enforce the terms of the NSR Lease to recover damages for the breach of the NSR Lease.

(b) *Rescission of Declaration of Acceleration*. At any time after a declaration of acceleration has been made and before any sale of the Collateral, or any part thereof, pursuant to the Loan Documents or any other Loan Document shall have been made pursuant to any power of sale as hereinafter or therein provided, the Lender may rescind and annul such declaration and its consequences if all Events of Default shall have been cured or waived, and there shall have been paid to or deposited with the Lender a sum sufficient to pay:

(i) all overdue installments of interest on the Note;

(ii) the principal of the Note which has become due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Note for late payments of principal or premium;

(iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Note for late payments of interest;

(iv) all sums paid or advanced by the Lender and/or the Escrow Agent hereunder and the reasonable out-of-pocket expenses, disbursements and advances of the Lender, its agents and counsel; and

(v) all amounts owed as a result of Events of Default, other than the non-payment of the principal of the Note which have become due solely by such acceleration.

The Lender shall provide prompt written notice to the Borrower of any such rescission.

(c) *Application of Proceeds*. The Lender shall apply the Lease Payments and any other sums recovered or held by the Escrow Agent and/or the Lender pursuant to this Agreement, the Escrow Agreement and any other Loan Document as a result of the exercise by the Escrow Agent or the Lender of the remedies available under the Loan Documents, after provision for payment to the Escrow Agent and the Lender of the fees, expenses and indemnities due and owing thereto,

(i) *first*, to payment of accrued and unpaid interest on the Note to the date fixed for such payment,

(ii) *second*, to the payment of the principal of the Note,

(iii) *third*, to the payment of the Make-Whole Premium, if any, on the Note,

(iv) *fourth*, to any other purpose the Lender shall reasonably determine to be appropriate and in accordance with the Loan Documents and the NSR Lease; and

(v) *fifth*, to such parties as may be lawfully entitled thereto.

Section 5.04. Collection of Payments.

Subject to the terms and conditions set forth herein and in the other Loan Documents, the Lender may take all appropriate action to cause the Lessee to pay all Lease Payments not paid when due.

Section 5.05. Appointment of Liquidating Trustee.

Following an Event of Default, the Lender may appoint a liquidating trustee for the purpose of foreclosing the Pledge in accordance with the terms, conditions and provisions thereof and of the requirements of Pennsylvania law. The liquidating trustee so appointed shall be an Eligible Institution, and the Lender is authorized in its sole discretion to appoint the Escrow Agent as liquidating trustee. All proceeds from the foreclosure sale of the Pledged Interests payable to the Lender, after deduction of the reasonable fees and expenses of the liquidating trustee and any amounts which may be due the Lender hereunder, shall be deposited in the Capital Proceeds Account.

Section 5.06. Initiation of Remedies.

Subject to applicable law, all rights of action hereunder may be enforced by the Lender without the possession of any of the Certificates or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Lender may be brought in its name as Lender without the necessity of joining any Holder as plaintiffs or defendants. Any recovery of judgment shall be applied first to the repayment of any fees, expenses and indemnities of the Lender and Escrow Agent incurred hereunder and second to the payment of amounts due and owing on the Loan.

Section 5.07. Waiver of Past Defaults.

The Lender may waive any past Default or Event of Default (provided the Loan shall not have been accelerated) and its consequences except that only the holders of all Trust Certificates may waive a Default or Event of Default in respect of a covenant or provision hereof that under Article IX of the Trust Agreement cannot be modified or amended without the consent of the holders of all of the Certificates. Upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 5.08. Termination of Proceedings.

In case the Lender shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Borrower and the Lender shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Lender shall continue as if no such proceedings had been taken.

Section 5.09. Waiver of Appraisement, Valuation, Stay, Right to Marshaling.

Subject to any limitations contained in the Pledge, to the full extent it may lawfully do so, the Borrower, for itself and for any other Person who may claim through or under it, hereby:

(a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction which may delay, prevent or otherwise hinder (i) the performance or enforcement or foreclosure of this Agreement, (ii) the sale of any of the Collateral or (iii) the putting of the purchaser or purchasers thereof into possession of such Collateral immediately after the sale thereof;

(b) waives all benefit or advantage of any such laws;

(c) consents and agrees that the Collateral may be sold by the Lender as an entirety or in parts; and

(d) waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of this Agreement.

Section 5.10. Remedies Cumulative; Delay or Omission Not a Waiver.

Except as otherwise provided herein or in any other Loan Document, each and every right, power and remedy herein specifically given to the Lender shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lender and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission by the Lender in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Borrower or to be an acquiescence therein.

ARTICLE VI.
MISCELLANEOUS

Section 6.01. Notices.

All notices, requests, and other communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth in ***Schedule 2*** or such other address or telecopy number as such party may hereafter specify by notice to the other parties. Each such notice, request, or other communication shall be effective (i) if given by telecopy, when confirmation of receipt of such telecopy is transmitted to the notice provider, to the telecopy number specified in ***Schedule 2*** (with a hard copy to follow within one Business Day by hand or by overnight courier), or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in ***Schedule 2***; ***provided***, that any notice to the Escrow Agent or the Trustee (by the means provided in clause (ii)) above shall be effective only upon receipt by the Person designated in ***Schedule 2*** or another Authorized Officer thereof. Refusal of delivery shall constitute acceptance.

Section 6.02. Amendments.

Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Section 6.03. Governing Law.

THIS AGREEMENT SHALL IN ALL RESPECTS AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND

CONFLICTS OF LAW RULES). THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

Section 6.04. Waiver of Trial by Jury.

THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE LENDER, OR COUNSEL TO THE LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

Section 6.05. Entire Agreement.

This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and there are no other agreements or understandings, verbal or in writing, except as may be contained herein or in any other instruments being executed concurrently herewith or delivered in accordance with the provisions hereof, including, but not limited to, the Trust Agreement.

Section 6.06. Recording and Filing.

The Borrower shall be responsible for the recording and filing in the appropriate governmental offices of financing statements, continuation statements and any supplemental instruments or documents of further assurance as may be required by law or reasonably requested by the Lender or the Escrow Agent in order to perfect the security interests created by the Pledge, the Escrow Agreement and any other Loan Document.

Section 6.07. Sale of Note and/or Loan Participation.

(a) Borrower acknowledges that CTL and its successors and assigns will sell the Loan, the Note and other Loan Documents to a trust, which trust may sell certificates to investors (***"Certificates"***) evidencing an ownership interest in the trust assets (a ***"Loan Participation"***).

(b) CTL has advised Borrower that immediately after the execution and delivery of this Agreement and the other Loan Documents, CTL will assign all of its right, title and interest in and to the Note and all other Loan Documents to CTL 2019-20 Trust (PW). The amount of all the closing and other costs payable by Borrower in connection with such initial assignment are set forth in the settlement statement approved by Borrower and CTL on the Closing Date.

Section 6.08. Beneficiaries.

The agreements herein set forth shall be binding upon and inure to the benefit of the Lender, the Borrower and the holders of the Certificates and their respective successors and permitted assigns.

Section 6.09. Severability.

Any provision of this Agreement found to be prohibited by law shall be ineffective only to the extent of such prohibition and shall not invalidate the remainder of this Agreement.

Section 6.10. Assignment.

Except as provided in ***Section 4.15***, this Agreement may not be assigned by the Borrower.

Section 6.11. Binding on Successors.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. A purchaser at a foreclosure sale or a deed-in-lieu of foreclosure sale shall be deemed to be the successor to the Borrower hereunder.

Section 6.12. Headings; Construction.

(a) Headings preceding the text of the several Articles and Sections hereof, and the table of contents, are solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

(b) All references herein to "Articles", "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Agreement.

Section 6.13. Duplicate Originals.

Multiple originals of this Agreement may be executed, accepted, approved and delivered.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

CTL LENDING GROUP LLC, a Delaware limited liability company, as lender

By: ____________________________
Thomas P. Zarrilli
Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

PW PWV HOLDINGS LLC, a Delaware limited liability company, as Borrower

By: ______________________
David H. Lesser
Manager

Exhibit A

Form of Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT HEREFOR UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

New York, New York

Original Principal Amount:	$15,500,000.00
Maturity Date:	September 29, 2054
Interest Rate:	4.62%
Dated:	November 25, 2015

FOR VALUE RECEIVED, the undersigned, PW PWV Holdings LLC, a Delaware limited liability company (the ***"Borrower"***), promises to pay to the order of CTL Lending Group LLC, its successors and assigns (***"Lender"***), at such place as Lender may designate by notice to the Borrower, the principal sum of $15,500,000.00 plus interest on the principal balance hereof at a per annum rate of 4.62%. Interest on this Note shall be payable quarterly in arrears on each March 29, June 29, September 29 and December 29, commencing the first such date after the date hereof, without regard to whether such days are Business Days (the ***"Payment Dates"***) in accordance with the attached schedule until this Note is paid in full. Interest shall accrue from the date set forth above. Unless this Note is earlier redeemed or payment of principal of this Note is earlier accelerated, the principal amount of this Note shall be payable in quarterly installments on each Payment Date as set forth in the attached schedule. Amounts payable on any day that is not a Business Day will be paid on the immediately preceding Business Day with the same effect as if made on the date due.

Overdue principal and (to the extent permitted by applicable law) overdue interest on this Note shall bear interest payable on demand at the rate per annum equal to 5 percentage points over the per annum rate of interest hereon until all such amounts shall be repaid in full.

Interest on the Loan is calculated on a 30/360 basis, consisting of twelve months of thirty days. All payments of interest, principal and premium hereon shall be payable in lawful money of the United States.

This Note is made and delivered by the Borrower pursuant to that certain Loan Agreement, dated November 25, 2019, by and between the Borrower and the Lender (the ***"Loan Agreement"***), and is entitled to the benefits and subject to the terms hereof. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Loan Agreement.

This Note is subject to prepayment on any Payment Date, in whole or in part at the option of the Borrower on at least 20 but not more than 60 days prior written notice by the Borrower to the Lender and

the Escrow Agent. Any such prepayment shall be at a price equal to the outstanding principal amount thereof or part hereof being so prepaid, together with accrued and unpaid interest to the date of prepayment, plus the Make-Whole Premium, if any, applicable to the principal amount being so prepaid. The payment date for any such prepayment will be the payment date specified in a notice of prepayment given by the Borrower. Such notice may, at the discretion of the Borrower, state that such prepayment shall be conditioned upon the deposit with the Lender of immediately available funds to pay all amounts due on such payment date, and that if such funds shall not have been received, such notice shall be of no force or effect and the Borrower shall not be required to prepay this Note.

Following any partial prepayment hereof, the schedule of payments of interest and principal shall be adjusted as provided in the Loan Agreement.

Nothing contained in the Loan Documents or this Note shall require the Borrower to pay, or the Lender to accept, interest in an amount which would subject the Lender to any penalty or forfeiture under applicable law. Notwithstanding that it is not intended hereby to charge interest at a rate in excess of the maximum legal rate of interest permitted to be charged to the Borrower under applicable law, if interest in excess of such maximum legal rate shall be payable hereunder, then ipso facto such rate shall be reduced to the highest lawful rate so that no amounts shall be charged which are in excess thereof, and, in the event it should be determined that any excess over such highest lawful rate has been received, such excess shall be applied by the Lender in reduction of the outstanding principal indebtedness on this Note.

In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

Except as provided in the Loan Agreement, presentment, protest and demand, notice of demand, notice of acceleration, notice of intent to accelerate, dishonor, nonpayment and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. All makers, sureties, guarantors and endorsers hereof agree that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of such makers, sureties, guarantors or endorsers.

Upon the occurrence of an Event of Default, the Lender may accelerate this Note and declare the entire outstanding principal amount hereof, together with accrued and unpaid interest, plus the Make-Whole Premium, if any, to be due and payable. The Payment Date for such prepayment will be the date specified in the notice of acceleration and prepayment given by the Lender.

The Borrower promises to pay all reasonable costs of collection, including without limitation expenses of enforcement of rights under the Loan Documents and reasonable attorneys' fees of the Lender, the Escrow Agent and the Holders, upon default in the payment of this Note or interest hereon when due. Any notice given to the Borrower, Lender or Escrow Agent provided for in this Note shall be given in the manner specified in the Loan Agreement.

This Note is subject to the Non-Recourse Provisions, as defined in Appendix A to the Loan Agreement, which are incorporated herein as if fully set forth herein.

THIS NOTE SHALL BE CONSTRUED, INTERPRETED AND GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, AS APPLICABLE; AND SHALL BE CONSTRUED AS IF PREPARED BY ALL PARTIES; AND, TO THE EXTENT PERMITTED BY LAW, ANY STATE OR FEDERAL DOCTRINE THAT REQUIRES THAT THE PROVISIONS OF THIS AGREEMENT MUST BE CONSTRUED IN FAVOR OF THE BORROWER SHALL NOT APPLY.

THE LENDER, BY ACCEPTING THIS NOTE, AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE LENDER, OR COUNSEL TO THE LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

IN WITNESS WHEREOF, the Borrower has executed this Note by its duly authorized officer, as of the date first written above.

PW PWV HOLDINGS LLC, a Delaware limited liability company, as Borrower

By: ______________________________
David H. Lesser
Manager

Debt Service Schedule

Payment Date	Principal	Interest	Payment	Loan Balance
November 25, 2019				15,500,000.00
December 29, 2019	20,000.00	67,631.67	87,631.67	15,480,000.00
March 29, 2020	44,530.05	178,794.00	223,324.05	15,435,469.95
June 29, 2020	45,970.32	178,279.68	224,250.00	15,389,499.63
September 29, 2020	46,501.28	177,748.72	224,250.00	15,342,998.35
December 29, 2020	47,038.37	177,211.63	224,250.00	15,295,959.98
March 29, 2021	47,581.66	176,668.34	224,250.00	15,248,378.32
June 29, 2021	48,131.23	176,118.77	224,250.00	15,200,247.09
September 29, 2021	48,687.14	175,562.85	224,249.99	15,151,559.95
December 29, 2021	49,249.48	175,000.52	224,250.00	15,102,310.47
March 29, 2022	49,818.32	174,431.69	224,250.01	15,052,492.15
June 29, 2022	50,393.71	173,856.28	224,249.99	15,002,098.44
September 29, 2022	50,975.76	173,274.24	224,250.00	14,951,122.68
December 29, 2022	51,564.53	172,685.47	224,250.00	14,899,558.15
March 29, 2023	52,160.10	172,089.90	224,250.00	14,847,398.05
June 29, 2023	52,762.55	171,487.45	224,250.00	14,794,635.50
September 29, 2023	53,371.96	170,878.04	224,250.00	14,741,263.54
December 29, 2023	53,988.40	170,261.59	224,249.99	14,687,275.14
March 29, 2024	54,611.97	169,638.03	224,250.00	14,632,663.17
June 29, 2024	55,242.74	169,007.26	224,250.00	14,577,420.43
September 29, 2024	55,880.80	168,369.21	224,250.01	14,521,539.63
December 29, 2024	56,526.21	167,723.78	224,249.99	14,465,013.42
March 29, 2025	57,179.09	167,070.91	224,250.00	14,407,834.33
June 29, 2025	57,839.51	166,410.49	224,250.00	14,349,994.82
September 29, 2025	58,507.56	165,742.44	224,250.00	14,291,487.26
December 29, 2025	59,183.32	165,066.68	224,250.00	14,232,303.94
March 29, 2026	59,866.89	164,383.11	224,250.00	14,172,437.05
June 29, 2026	60,558.35	163,691.65	224,250.00	14,111,878.70
September 29, 2026	61,257.80	162,992.20	224,250.00	14,050,620.90
December 29, 2026	61,965.33	162,284.67	224,250.00	13,988,655.57
March 29, 2027	62,681.02	161,568.97	224,249.99	13,925,974.55
June 29, 2027	63,404.99	160,845.01	224,250.00	13,862,569.56
September 29, 2027	64,137.32	160,112.68	224,250.00	13,798,432.24
December 29, 2027	64,878.11	159,371.89	224,250.00	13,733,554.13
March 29, 2028	65,627.45	158,622.55	224,250.00	13,667,926.68
June 29, 2028	66,385.45	157,864.55	224,250.00	13,601,541.23
September 29, 2028	67,152.20	157,097.80	224,250.00	13,534,389.03
December 29, 2028	67,927.80	156,322.19	224,249.99	13,466,461.23
March 29, 2029	68,712.37	155,537.63	224,250.00	13,397,748.86

Payment Date	Principal	Interest	Payment	Loan Balance
June 29, 2029	69,506.01	154,744.00	224,250.01	13,328,242.85
September 29, 2029	70,308.79	153,941.20	224,249.99	13,257,934.06
December 29, 2029	71,120.86	153,129.14	224,250.00	13,186,813.20
March 29, 2030	71,942.31	152,307.69	224,250.00	13,114,870.89
June 29, 2030	72,773.24	151,476.76	224,250.00	13,042,097.65
September 29, 2030	73,613.77	150,636.23	224,250.00	12,968,483.88
December 29, 2030	74,464.01	149,785.99	224,250.00	12,894,019.87
March 29, 2031	75,324.07	148,925.93	224,250.00	12,818,695.80
June 29, 2031	76,194.06	148,055.94	224,250.00	12,742,501.74
September 29, 2031	77,074.10	147,175.90	224,250.00	12,665,427.64
December 29, 2031	77,964.31	146,285.69	224,250.00	12,587,463.33
March 29, 2032	78,864.80	145,385.20	224,250.00	12,508,598.53
June 29, 2032	79,775.69	144,474.31	224,250.00	12,428,822.84
September 29, 2032	80,697.10	143,552.90	224,250.00	12,348,125.74
December 29, 2032	81,629.14	142,620.85	224,249.99	12,266,496.60
March 29, 2033	82,571.96	141,678.04	224,250.00	12,183,924.64
June 29, 2033	83,525.67	140,724.33	224,250.00	12,100,398.97
September 29, 2033	84,490.40	139,759.61	224,250.01	12,015,908.57
December 29, 2033	85,466.25	138,783.74	224,249.99	11,930,442.32
March 29, 2034	86,453.39	137,796.61	224,250.00	11,843,988.93
June 29, 2034	87,451.93	136,798.07	224,250.00	11,756,537.00
September 29, 2034	88,461.99	135,788.00	224,249.99	11,668,075.01
December 29, 2034	89,483.73	134,766.27	224,250.00	11,578,591.28
March 29, 2035	90,517.28	133,732.73	224,250.01	11,488,074.00
June 29, 2035	91,562.75	132,687.25	224,250.00	11,396,511.25
September 29, 2035	92,620.30	131,629.70	224,250.00	11,303,890.95
December 29, 2035	93,690.06	130,559.94	224,250.00	11,210,200.89
March 29, 2036	94,772.18	129,477.82	224,250.00	11,115,428.71
June 29, 2036	95,866.80	128,383.20	224,250.00	11,019,561.91
September 29, 2036	96,974.06	127,275.94	224,250.00	10,922,587.85
December 29, 2036	98,094.11	126,155.89	224,250.00	10,824,493.74
March 29, 2037	99,227.10	125,022.90	224,250.00	10,725,266.64
June 29, 2037	100,373.17	123,876.83	224,250.00	10,624,893.47
September 29, 2037	101,532.48	122,717.52	224,250.00	10,523,360.99
December 29, 2037	102,705.19	121,544.82	224,250.01	10,420,655.80
March 29, 2038	103,891.42	120,358.57	224,249.99	10,316,764.38
June 29, 2038	105,091.37	119,158.63	224,250.00	10,211,673.01
September 29, 2038	106,305.18	117,944.82	224,250.00	10,105,367.83
December 29, 2038	107,533.00	116,717.00	224,250.00	9,997,834.83
March 29, 2039	108,775.01	115,474.99	224,250.00	9,889,059.82
June 29, 2039	110,031.36	114,218.64	224,250.00	9,779,028.46

Payment Date	Principal	Interest	Payment	Loan Balance
September 29, 2039	111,302.22	112,947.78	224,250.00	9,667,726.24
December 29, 2039	112,587.76	111,662.24	224,250.00	9,555,138.48
March 29, 2040	113,888.15	110,361.85	224,250.00	9,441,250.33
June 29, 2040	115,203.56	109,046.44	224,250.00	9,326,046.77
September 29, 2040	116,534.16	107,715.84	224,250.00	9,209,512.61
December 29, 2040	117,880.12	106,369.87	224,249.99	9,091,632.49
March 29, 2041	119,241.65	105,008.36	224,250.01	8,972,390.84
June 29, 2041	120,618.88	103,631.11	224,249.99	8,851,771.96
September 29, 2041	122,012.03	102,237.97	224,250.00	8,729,759.93
December 29, 2041	123,421.27	100,828.73	224,250.00	8,606,338.66
March 29, 2042	124,846.79	99,403.21	224,250.00	8,481,491.87
June 29, 2042	126,288.76	97,961.23	224,249.99	8,355,203.11
September 29, 2042	127,747.41	96,502.60	224,250.01	8,227,455.70
December 29, 2042	129,222.89	95,027.11	224,250.00	8,098,232.81
March 29, 2043	130,715.41	93,534.59	224,250.00	7,967,517.40
June 29, 2043	132,225.17	92,024.83	224,250.00	7,835,292.23
September 29, 2043	133,752.37	90,497.63	224,250.00	7,701,539.86
December 29, 2043	135,297.22	88,952.79	224,250.01	7,566,242.64
March 29, 2044	136,859.90	87,390.10	224,250.00	7,429,382.74
June 29, 2044	138,440.63	85,809.37	224,250.00	7,290,942.11
September 29, 2044	140,039.62	84,210.38	224,250.00	7,150,902.49
December 29, 2044	141,657.08	82,592.92	224,250.00	7,009,245.41
March 29, 2045	143,293.21	80,956.78	224,249.99	6,865,952.20
June 29, 2045	144,948.25	79,301.75	224,250.00	6,721,003.95
September 29, 2045	146,622.40	77,627.60	224,250.00	6,574,381.55
December 29, 2045	148,315.89	75,934.11	224,250.00	6,426,065.66
March 29, 2046	150,028.95	74,221.06	224,250.01	6,276,036.71
June 29, 2046	151,761.77	72,488.22	224,249.99	6,124,274.94
September 29, 2046	153,514.63	70,735.38	224,250.01	5,970,760.31
December 29, 2046	155,287.72	68,962.28	224,250.00	5,815,472.59
March 29, 2047	157,081.29	67,168.71	224,250.00	5,658,391.30
June 29, 2047	158,895.58	65,354.42	224,250.00	5,499,495.72
September 29, 2047	160,730.83	63,519.18	224,250.01	5,338,764.89
December 29, 2047	162,587.27	61,662.73	224,250.00	5,176,177.62
March 29, 2048	164,465.15	59,784.85	224,250.00	5,011,712.47
June 29, 2048	166,364.72	57,885.28	224,250.00	4,845,347.75
September 29, 2048	168,286.23	55,963.77	224,250.00	4,677,061.52
December 29, 2048	170,229.94	54,020.06	224,250.00	4,506,831.58
March 29, 2049	172,196.10	52,053.90	224,250.00	4,334,635.48
June 29, 2049	174,184.96	50,065.04	224,250.00	4,160,450.52
September 29, 2049	176,196.80	48,053.20	224,250.00	3,984,253.72

Payment Date	Principal	Interest	Payment	Loan Balance
December 29, 2049	178,231.87	46,018.13	224,250.00	3,806,021.85
March 29, 2050	180,290.45	43,959.55	224,250.00	3,625,731.40
June 29, 2050	182,372.80	41,877.20	224,250.00	3,443,358.60
September 29, 2050	184,479.21	39,770.79	224,250.00	3,258,879.39
December 29, 2050	186,609.95	37,640.06	224,250.01	3,072,269.44
March 29, 2051	188,765.29	35,484.71	224,250.00	2,883,504.15
June 29, 2051	190,945.53	33,304.47	224,250.00	2,692,558.62
September 29, 2051	193,150.95	31,099.05	224,250.00	2,499,407.67
December 29, 2051	195,381.84	28,868.16	224,250.00	2,304,025.83
March 29, 2052	197,638.51	26,611.50	224,250.01	2,106,387.32
June 29, 2052	199,921.23	24,328.77	224,250.00	1,906,466.09
September 29, 2052	202,230.32	22,019.68	224,250.00	1,704,235.77
December 29, 2052	204,566.07	19,683.92	224,249.99	1,499,669.70
March 29, 2053	206,928.81	17,321.19	224,250.00	1,292,740.89
June 29, 2053	209,318.85	14,931.16	224,250.01	1,083,422.04
September 29, 2053	211,736.47	12,513.52	224,249.99	871,685.57
December 29, 2053	214,182.03	10,067.97	224,250.00	657,503.54
March 29, 2054	216,655.84	7,594.17	224,250.01	440,847.70
June 29, 2054	219,158.21	5,091.79	224,250.00	221,689.49
September 29, 2054	221,689.49	2,560.51	224,250.00	-

Exhibit B

[RESERVED]

Exhibit C

Form of

ANNUAL COMPLIANCE CERTIFICATE
pursuant to Section 4.08(a)(ii) of the
Loan Agreement, dated November 25, 2015
between CTL Lending Group, LLC, as Lender,
and PW PWV Holdings LLC

THIS ANNUAL COMPLIANCE CERTIFICATE, dated _____________, is made by _________, an Authorized Officer of **PW PWV HOLDINGS LLC**, a Delaware limited liability company (the ***"Borrower"***) pursuant to Section 4.08(a)(ii) of the above referenced Loan Agreement. The undersigned HEREBY CERTIFIES that, to the best of my knowledge, information and belief:

(A) following a review of the activities of the Borrower and the Lessor prior to the date of such certificate, each of the Borrower and the Lessor has fulfilled all of its respective obligations under this Agreement, the NSR Lease, the Escrow Agreement and each other Loan Document;

(B) following a review of the activities of the Borrower and the Lessor prior to the date of such certificate, there is no litigation or adversarial proceeding by the Lessee that is pending (as used in Section 3.05) or, to his or her actual knowledge, threatened that questions the validity of the NSR Lease or the adequacy of the performance by the Lessor thereunder except as disclosed in such certificate; and

(C) following a review of the activities of the Borrower and the Lessor prior to the date of such certificate, no Default or Event of Default has occurred and is continuing other than as disclosed in such certificate.

IN WITNESS WHEREOF, the undersigned has set his/her hand, this ___ day of _______, ____.

PW PWV HOLDINGS LLC, a Delaware limited liability company, as Borrower

By: ________________________________
David H. Lesser
Manager

Exhibit D

Section 3.08 of Trust Agreement

Rule 144A Information Provisions

Delivery of Rule 144A information.

So long as the Certificates constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and neither the Depositor nor the Borrower is subject to the information requirements of the Securities Exchange Act of 1934, as amended, the Holder or beneficial owner of any Certificate and any prospective purchaser of such Certificate or an interest therein designated by such Holder or beneficial owner, will have the right to obtain from the Depositor and the Trustee (to the extent provided in this paragraph) information required under Rule 144A(d)(4) of the Securities Act (***"Rule 144A Information"***) pursuant to and in accordance with ***Section 7.01(h)***. Upon receipt of any written request for Rule 144A Information from any Holder or beneficial owner or prospective purchaser of the Certificates, the Trustee, as lender under a Loan Agreement, shall request from the applicable Borrower, in accordance with Section 4.10(c) of the related Loan Agreement, or the Depositor, as applicable, such Rule 144A Information, and, upon receipt thereof from such Borrower and/or the Depositor, shall furnish such Rule 144A Information (in the form provided by such Borrower and/or the Depositor) to the Person or Persons so requesting such Rule 144A Information. The Trustee shall not be responsible for the sufficiency of the information so furnished, and shall not be obligated to deliver any Rule 144A Information under this ***Section 3.08*** if such information is not in its possession or is not provided to it following a request therefor under such Loan Agreement.

Exhibit E

Article IX of Trust Agreement

Consent Provisions

ARTICLE IX.

AMENDMENTS TO LOAN DOCUMENTS

Section 9.01. Amendment to Loan Documents with Certificateholder Approval.

In the event that the Trustee, as holder of each Loan in trust for the benefit of the Certificateholders, receives a request for a consent to any waiver, consent, amendment, modification, forbearance, restructuring, extension, release, termination, discharge, waiver, supplement or other discretionary act under any Loan Document or a NSR Lease (collectively, any "Loan Action"), the Trustee shall promptly send a notice of such request to the Certificateholders. The Trustee shall request from the Directing Party Directions as to whether to take or refrain from taking the requested Loan Action under such Loan Document. The Trustee shall not be obligated to give such requested consent or take such Loan Action or other actions unless and until it receives (and it shall give such requested consent to such Loan Action upon its receipt of and in accordance with) Directions to do so from the Directing Party; provided that the Trustee shall not be obligated to consent to any proposed Loan Action under any Loan Document that would create any additional obligations or responsibilities of or impose additional risk of liability on, or adversely affect any immunities, indemnities or other protections in favor of, the Trustee, and provided further that any of the following Loan Actions that may be requested shall require the consent of all Holders of the Certificates in addition to the consent of the Directing Party (if other than the Certificateholders or any of them):

(i) an extension of the date on which the payments of the principal of, premium (if any) or the interest on the applicable Loan are due, or a reduction in the principal amount of the applicable Note, any premium payable thereon or the rate of interest thereon;

(ii) the release of any collateral security for a Loan except as a result of a Condemnation;

(iii) the consent to any assignment of a NSR Lease by the Lessee or subleasing of a Land by the Lessee, in whole or in part, if such assignment or subleasing will result in the Lessee being released, in whole or in part, from its obligations under such NSR Lease; or

(iv) any amendment to a NSR Lease.

Section 9.02. Compliance Opinion.

Any request for consent to a Loan Action pursuant to ***Section 9.01*** shall be accompanied, if requested by the Trustee, by delivery to the Trustee by the Person requesting such Loan Action of an Opinion of Counsel, addressed to the Trustee, stating that all conditions precedent to the requested Loan Action under this Agreement have been satisfied and that the Trustee's execution and delivery of each document to be executed and delivered by it in connection therewith is authorized or permitted hereunder.

"Directing Party" means, with respect to all Directions, consents, waivers and approvals required or requested under this Agreement or any Loan Document or the NSR Leases other than Holder Consent Matters, the Majority Certificateholders and, as to Holder Consent Matters, all Holders of the Certificates.

"Holder Consent Matters" shall mean any amendment, consent, waiver or modification to this Agreement or any other Transaction Document which would:

(a) change in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on a Loan or distributions that are required to be made herein on any Certificate, or change any date of payment on any Certificate, or change the place of payment where, or the coin or currency in which, any Certificate is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Distribution Date, applicable thereto;

(b) (i) permit the disposition of a Loan or the Trust Property except as expressly permitted by this Agreement or (ii) deprive any Certificateholder of the benefit of the ownership of the Loans or the Trust Property or alter in any manner the liens of the Loan Documents on the Pledged Property securing payment of the Note (except as expressly provided herein);

(c) reduce the percentage of the Outstanding Certificate Principal Balance or number of Certificateholders which is required for any supplemental agreement, or reduce such percentage required for any waiver (of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences) provided for in this Agreement;

(d) reduce the percentage of the Outstanding Certificate Principal Balance or number of Certificateholders which is required to either (i) amend, modify, waive or supplement any of the Loan Documents or (ii) direct the Trustee to initiate any of the remedies as provided in this Agreement;

(e) modify any of the provisions of ***Sections 2.05, 5.05*** or ***Section 8.02***, except (i) to increase any such percentage or (ii) to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Outstanding Certificate;

(f) result in a material change to a NSR Lease; or

(g) any other matter which, under a Loan Agreement, is stated to be a Holder Consent Matter.

SCHEDULE 1

Railroad Assets

Note: All Section references are to the NSR Lease

(a) The railroad properties consisting of real estate owned and operated by Lessor and described in Schedule A attached hereto.

(b) The additional property of a miscellaneous nature described in Schedule B attached hereto.

(c) All property acquired in replacement of or substitution for, and all additions, betterments and improvements to and extensions of, the property covered by this Section 1, and all after-acquired property of Lessor, acquired during the term of this Lease and appurtenant to or useful upon or in connection with the property covered by this Section 1, except for after-acquired property acquired by Lessor with the proceeds of the rent paid or payable by Lessee pursuant to subdivision (a) of Section 4 hereof.

Excluding the following:

(a) Motive power and rolling stock owned by Lessor at the commencement of the term of this Lease as provided in Section 3 hereof, all of which shall, by appropriate instruments of transfer delivered immediately prior to the commencement of the term of this Lease, be sold by Lessor to Lessee for a purchase price equal in amount to the depreciated book value of such motive power and rolling stock as reflected on Lessor's books for federal income tax purposes. Against delivery to Lessee of the aforesaid instruments of transfer, such purchase price shall be paid by Lessee to Lessor by certified or bank cashier's check drawn on Pittsburgh funds, and the full amount thereof shall immediately be used by Lessor until exhausted to pay and discharge to the extent possible such indebtedness owing by Lessor to others as Lessee may select and designate by written notice to the Lessor.

(b) Shares of stock issued by Lessor and held in its treasury at the commencement of the term of this Lease as provided in Section 3 hereof.

(c) Books and records of Lessor which are needed by Lessor in order to carry out its obligations under this Lease.

(d) Rights, privileges and franchises of Lessor requisite for the preservation of its corporate existence and for the proper performance by it of the terms and provisions of this Lease or of any obligations imposed by law.

(e) After-acquired property acquired by Lessor with the proceeds of the rent paid or payable by Lessee pursuant to subdivision (a) of Section 4 hereof.

Real Estate Railroad Properties Owned and Operated by The Pittsburgh & West Virginia Railway Company

All right, title and interest of The Pittsburgh & West Virginia Railway Company in and to any and all land and improvements or other inherently permanent structures situate thereon which may be under, along or adjacent to the following lines of railroad:

(1) A line of railroad one hundred eleven and twenty-one one-hundredths (111.21) miles in length, extending from a connection with the line of railroad of The Pittsburgh & Lake Erie Railroad Company at Connellsville, Fayette County, Commonwealth of Pennsylvania, through Fayette, Westmoreland, Washington and Allegheny Counties in the Commonwealth of Pennsylvania, Brooke County in the State of West Virginia, and Jefferson and Harrison Counties in the State of Ohio, to a connection with the line of railroad of The Wheeling and Lake Erie Railway Company (The New York, Chicago and St. Louis Railroad Company, Lessee) at Pittsburgh Junction, Harrison County, State of Ohio;

(2) A branch line of railroad, known as the Donora Branch, five and ninety one-hundredths (5.90) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Sudan to a connection with the line of railroad of the Donora Southern Railroad Company at Baird, all in Washington County, Commonwealth of Pennsylvania;

(3) A branch line of railroad, known as the Clairton Branch, five and sixty one-hundredths (5.60) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Pierce to a connection with the line of railroad of The Pennsylvania Railroad Company at Clairton, all in Allegheny County, Commonwealth of Pennsylvania;

(4) A branch line of railroad, known as the Mifflin Branch, three and forty-six one-hundredths (3.46) miles in length,

extending from a connection with the line of railroad described in the foregoing subdivision (1) at Longview to a connection with the line of railroad of Union Railroad Company at Mifflin Junction, all in Allegheny County, Commonwealth of Pennsylvania;

(5) A branch line of railroad, known as the West End Branch, two and twenty-seven one-hundredths (2.27) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Belt Junction to a connection with the line of railroad of The Pittsburgh & Lake Erie Railroad Company at West End, all in the City of Pittsburgh, Allegheny County, Commonwealth of Pennsylvania; and

(6) A branch line of railroad, known as the Bell Branch, three and fifteen one-hundredths (3.15) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Virginia, Brooke County, State of West Virginia, to Bellfield, Washington County, Commonwealth of Pennsylvania.

Schedule B

Additional Properties of The Pittsburgh & West Virginia Railway Company

All right, title and interest of The Pittsburgh & West Virginia Railway Company, whether legal or equitable, in and to all equipment, machinery, tools, materials and supplies, cash, investments, securities, claims, intangibles, choses in action, rights (contractual or otherwise), interests, franchises and all other property owned by The Pittsburgh & West Virginia Railway Company, excepting real properties listed on Schedule A hereto and property not demised listed in Section 2 hereof.

SCHEDULE 2

Notice Addresses

Lender:

CTL Lending Group LLC
500 Fifth Avenue, Suite 4830
New York, New York 10110

Attention:	Thomas P. Zarrilli
Tel.:	212-792-7860
Email:	tom@ctlcapital.com

With copies to:

Thompson Hine LLP
3560 Lenox Road, NE
Atlanta, Georgia 30326

Attention:	Jonathan A. Olick
Tel.:	212-908-3911
Email:	jonathan.olick@thompsonhine.com

And:

CTL 2019-20 Trust (PW)
c/o Zions Bancorporation, National Association,
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222

Attention:	Eric Mitzel
Telephone:	412-208-0172
Email:	eric.mitzel@zionsbancorp.com

Borrower:

PW PWV Holdings LLC
301 Winding Road
Old Bethpage, New York 11804

Attention:	David Lesser

With a copy to:

Duane Morris LLP
222 Delaware Avenue, Suite 1600
Wilmington, DE 19801-1659

Attention:	Christopher M. Winter
Telephone:	302-657-4904
Email:	cmwinter@duanemorris.com

<u>Escrow Agent</u>:

Zions Bancorporation, National Association,
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222

Attention:	Eric Mitzel
Telephone:	412-208-0172
Email:	eric.mitzel@zionsbancorp.com

SCHEDULE 3

Disclosures

The Lessor was involved in and a party to, and the NSR Lease was the subject of, a material lawsuit, legal proceedings, litigation, claims, counterclaims and allegations, in that action in the United States District Court for the Western District of Pennsylvania, captioned PENNSYLVANIA NORFOLK SOURTHERN RAILWAY COMPANY and WHEELING & LAKE ERIE RAILWAY COMPANY, Case No. 2:11-cv-1588 (the ***"Norfolk Litigation"***), including all appeals and related proceedings.

Definitions and Rules of Usage

The terms defined herein have the respective meanings set forth herein for all purposes, and such meanings are equally applicable to both the singular and plural forms of the terms defined. The words ***"include"***, ***"includes"*** and ***"including"*** shall be deemed to be followed by the words ***"without limitation"*** whether or not they are in fact followed by such words or words of like impact. ***"Writing"***, ***"written"*** and comparable terms refer to printing, typing, lithography and other means of reproducing words in a visible form. Any instrument, agreement or other document defined or referred to herein means such instrument, agreement or other document as from time to time amended, modified or supplemented, including by waiver or consent, in accordance with the provisions hereof or thereof, and includes references to all appendices, exhibits, schedules, supplements, addendum and other attachments thereto and instruments, agreements or other documents incorporated therein. Any term defined below by reference to any instrument, agreement or other document has such meaning whether or not such instrument, agreement or other document is in effect. References to a Person are, unless the context otherwise requires, also to such Person's successors and assigns. All accounting terms not otherwise defined in any instrument, agreement or other document have the meanings assigned to them in accordance with generally accepted accounting principles in the United States (whether or not such is indicated), and, except as expressly provided, the term ***"generally accepted accounting principles"*** with respect to any computation required or permitted hereby shall mean such accounting principles as are generally accepted at the date of such calculation. The words ***"herein"***, ***"hereof"*** and ***"hereunder"*** and comparable terms refer, unless the context otherwise requires, to the entire agreement to which these Definitions and Rules of Usage are attached or incorporated and not to any particular article, section or other subdivision thereof. References herein to ***"Article"***, ***"Section"*** or another subdivision or to ***"Appendix"***, ***"Exhibit"***, ***"Schedule"*** or other attachment are, unless the context otherwise requires, to an article, section or subdivision thereof or an appendix, exhibit, schedule or other attachment thereto. References to any gender include, unless the context requires otherwise, references to all genders and references to the singular include, unless the context requires otherwise, references to the plural and vice versa. ***"Shall"*** and ***"will"*** have equal force and effect. Terms defined in the Loan Agreement, the Escrow Agreement and the Trust Agreement and not otherwise defined herein are incorporated herein by this reference.

"Account Pledge Agreement" means the Deposit Account Pledge Agreement, dated the Closing Date, by the Lessor in favor of the Borrower, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Accounts" means each of the accounts established under and as defined in the Escrow Agreement in the Escrow Fund, including, without limitation, the Capital Proceeds Account, the Disbursement Account, the Payment Account and the ZB Fee Account, each of which Accounts shall be an Eligible Account.

"Affiliate", with respect to any Person, means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, the term ***"control"*** (including the correlative meanings of the terms ***"controlled by"*** and ***"under common control with"***), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

"Annual Bank Fee" means $6,000.00 per year, payable to the Bank, as compensation for its ordinary services as Trustee, Escrow Agent and deposit bank under the DACA.

"Assignment of Account Pledge Agreement" means the Assignment of Account Pledge Agreement and Deposit Account Control Agreement, dated the Closing Date, from the Borrower in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Authorized Officer" when used with respect to (a) the Borrower, means the trustee, Chief Executive Officer, President, Chief Financial Officer, any Vice President, Secretary, Assistant Secretary, Treasurer, Manager or other authorized officer of the Borrower or the Managing Member; (b) the Escrow Agent or the Trustee, means the officer of the Trustee or Escrow Agent with direct responsibility for the Escrow Agreement or the Loan Documents, as the case may be; and (c) for any other corporation, the President, any Vice President, Secretary, Assistant Secretary, Treasurer, Managing Director or Director of such other corporation, any Assistant Vice President or any other officer of such other corporation designated in writing by the board of directors of such other corporation as an Authorized Officer for purposes of the Loan Documents.

"Bank" means ZB.

"Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended, and as the same may be further amended, and any other Laws with respect to bankruptcy, insolvency or reorganization that are successor thereto.

"Base Rent" means the annual rent payable by the Lessee under the NSR Lease, as set forth in Schedule I to the Escrow Agreement.

"Board Resolution" means, (a) with respect to any corporation, a resolution duly adopted by its Board of Directors, (b) with respect to any limited liability company, a resolution duly adopted by the appropriate body of its manager or managing member and (c) with respect to any limited partnership, a resolution duly adopted by the Board of Directors or equivalent governing body of its general partner.

"Borrower" means PW PWV Holdings LLC, a Delaware limited liability company.

"Business Day" means any day other than a Saturday or Sunday or other day on which banks in New York, New York or Pittsburgh, Pennsylvania are authorized or required to be closed.

"Capital Proceeds Account" has the meaning set forth in Article I of the Escrow Agreement.

"Certificateholder" or *"Holder"* means any registered or beneficial holder or owner of any of the Certificates.

"Certificates" means the $15,500,000.00 CTL 2019-20 Trust (PW) Lease-Backed Pass-Through Certificates, issued under and pursuant to the Trust Agreement.

"Closing Date" means November 25, 2019.

"Closing Statement" has the meaning set forth in Article I of the Escrow Agreement.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

"Collateral" means all property constituting a part of the security for the Loan pursuant to the Collateral Documents.

"Collateral Documents" means the Account Pledge Agreement, the Assignment of Account Pledge Agreement, the DACA, the Negative Pledge, the Pledge Agreement and the Escrow Agreement.

"Controlling Entity" means

(a) in the case of

(i) any entity which is a corporation, such corporation itself,

(ii) any entity which is a limited partnership, the general partner of such limited partnership, and

(iii) any entity which is a limited liability company, the manager or managing member of such limited liability company; and

(b) any Person or entity which owns, directly or indirectly, more than 50% of the voting power of the subject entity.

"DACA" means the Deposit Account Control Agreement, dated the Closing Date, among the Borrower, the Lessor and the Bank, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Debt" means, in respect of any Person, (i) indebtedness for borrowed money or the deferred purchase price of property or services (excluding obligations under agreements for the purchase price of goods and services in the normal course of business which are not more than 90 days past due), (ii) obligations as lessee under leases that shall have been or should be, in accordance with GAAP, recorded as capital leases, (iii) obligations (whether matured or contingent) with respect to any letters of credit issued for the account of such Person, (iv) obligations under direct or indirect guaranties or other similar contingent liabilities in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of indebtedness or obligations of others of the kinds referred to in clause (i), (ii) or (iii) above, and (iv) all Debt of another Person secured by a Lien on any property owned by the first Person (whether or not such Debt has been assumed by said first Person).

"Default" means the occurrence of any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

"Default Period" means any period during which an Event of Default has occurred and is continuing.

"Default Rate" means the lower of

(a) the maximum rate of interest permitted to be charged by law and

(b) the rate which is the stated rate of interest on the Note plus 500 basis points.

"Demised Premises" means the property demised under Section 1 of the NSR Lease, and expressly excludes any property listed in Section 2 of the NSR Lease.

"Deposit Account" has the meaning set forth in the DACA.

"Disqualified Person" shall have the meaning ascribed to such term in ERISA.

"Dividend/Distribution Payments" has the meaning set forth in Article I of the Escrow Agreement.

"Eligible Account" means an account maintained by the Escrow Agent which is

(a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which is an Eligible Institution or

(b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations, Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity.

Each Eligible Account

(i) shall be a separate and identifiable account from all other funds held by the holding institution, and

(ii) shall be established and maintained in the name of the Escrow Agent, as the case may be, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the secured parties.

"Eligible Institution" means, with respect to any deposit account held hereunder, either (a) if the deposits are to be held in the account for more than 30 days, a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations of which are rated at least AA by S&P and the equivalent by Moody's at the time of the deposit therein, or (b) if the deposits are to be held in the account for 30 days or less, the short-term unsecured debt obligations of such depository institution or trust company, as the case may be, are rated not lower than A-1+ by S&P or the equivalent by Moody's at the time of the deposit therein.

"Escrow Agent" means the Bank, in its capacity as escrow agent under the Escrow Agreement, or any substitute or successor pursuant to the terms thereof.

"Escrow Agreement" means the Escrow Agreement, dated the Closing Date, among the Borrower, the Escrow Agent and the Initial Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Escrow Fund" has the meaning set forth in Section 2.01 of the Escrow Agreement.

"Event of Default" has the meaning set forth in Section 5.01 of the Loan Agreement.

"Financing Statements" means those Uniform Commercial Code financing statements, delivered on the Closing Date with respect to the Collateral.

"GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

"Governmental Approval" means any consent or approval of any Governmental Authority.

"Governmental Authority" means any federal, state, county, municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality,

commission, arbiter acting pursuant to any express provision of federal or state law authorizing such arbitration or dispute resolution, court or any political subdivision of any of the foregoing.

"Guarantor" means Power REIT, a Maryland real estate investment trust.

"Guaranty" means the Guaranty of Recourse Obligations, dated the Closing Date, by the Guarantor in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Indemnified Parties" means the Lender, the Initial Lender, the Bank and the Escrow Agent, together with any, director, official, employee or attorney of any thereof.

"Initial Lender" means CTL Lending Group LLC, a Delaware limited liability company.

"Instruments of Assignment" means (1) that certain Assignment of Loan Documents, dated the Closing Date, by the Initial Lender in favor of CTL 2019-20 Trust (PW), (2) the Allonge, dated the Closing Date, by the Initial Lender, endorsing the Note to CTL 2019-20 Trust (PW) and (3) such other agreements and instruments, if any, as shall be executed and delivered by the Initial Lender in order to effect the sale of the Loan to CTL 2019-20 Trust (PW).

"Investment Securities" means a Permitted Investment of the type described in clause (a) of the definition thereof.

"Law" means a Legal Requirement.

"Lease Payments" means all amounts paid by the Lessee to the Lessor as rent pursuant to the NSR Lease.

"Leases" means all leases (including, without limitation, the NSR Lease) and licenses or other occupancy agreements or arrangements heretofore or hereafter entered into by the Lessor granting any Person a right of possession to or occupancy of, or the right to conduct any activity in, all or any part of the Railroad Assets, including any guaranties, extensions, renewals, modifications or amendments thereof and all additional remainders, reversions and other rights and estates appurtenant thereunder.

"Legal Requirement" means any constitution, treaty, law, statute, ordinance, order, rule, regulation, other requirement of a Governmental Authority, and all conditions of any permit.

"Lender" means the Initial Lender, and, after the Loan Transfer, the Trust, together with its successors and assigns. At any time that the Lender is the Trust, the term ***"Lender"*** shall mean the Trust.

"Lessee" means Norfolk and Western Railway Company, now known as Norfolk Southern Railway Company.

"Lessor" means the Pittsburgh & West Virginia Railroad, a Pennsylvania business trust.

"Lien" means any lien, claim, security interest, mortgage, trust arrangement, judgment, charge, easement, encumbrance, title retention, preferential right or any other security agreement, arrangement or similar right in favor of any Person.

"Loan" means the Loan made by the Initial Lender to the Borrower pursuant to the Loan Agreement, in the original principal amount of $15,500,000.00, evidenced by the Note.

"Loan Agreement" means the Loan Agreement, dated the Closing Date, between the Borrower and the Initial Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Loan Documents" means the Loan Agreement, the Note, the Escrow Agreement, the Pledge Agreement, the Negative Pledge, the DACA, the Account Pledge Agreement, the Assignment of Account Pledge Agreement, the Guaranty, and each of the other agreements and instruments executed and delivered in connection with the Loan.

"Loan Transfer" means the sale of the Loan and the Loan Documents to the Trustee by the Initial Lender.

"Make-Whole Premium" means an amount equal to the present value of the scheduled interest and principal payments from the date of prepayment to the due date of the Note being redeemed discounted at the Reinvestment Yield (as hereinafter defined), compounded on a 30/360 basis (as defined in the Note), less the principal balance of the Note being prepaid. The Make-Whole Premium and Reinvestment Yield will be calculated by Lender. ***"Reinvestment Yield"*** shall mean a rate of interest per annum equal to the yield to maturity as implied by the yields reported, as of 10:00 a.m. (New York City time) on the third business day preceding the date set for redemption (the ***"Quote Date"***) on the display designated as "PX1" of the Bloomberg Financial Markets Screens (or such other display as may replace PX1 of Bloomberg) for actively traded United States Treasury Notes having a maturity equal to the Weighted Average Life of the Note as of the date of prepayment (plus 50 basis points) converted to a bond equivalent yield in accordance with accepted financial practices. In the event there is not an active treasury equal to the Weighted Average Life the implied yield will be calculated using BLOOMBERG's ICURVE FUNCTION or if this function does not exist interpolating, as described below, using, in order of priority (i) the active treasury yields displayed on Bloomberg's PX1 page and then (ii) the Treasury Constant Maturity Series Yields reported for the latest day for which such yields have been reported as of the third business day preceding the date of redemption in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded United States Treasury Notes having a constant maturity equal to the Weighted Average Life of the Note as of the date of prepayment. Such implied yield will be determined, if necessary, by (a) interpolating linearly between the actively traded United States Treasury Notes found on Bloomberg, or in the Federal Reserve Statistical Release H.15 with the maturities (1) closest to and less than such Weighted Average Life and (2) closest to and greater than such "Weighted Average Life," (b) plus 50 basis points. The resulting total of (a) plus (b) is then converted to a bond equivalent yield using accepted financial practices. ***"Weighted Average Life"*** shall mean the sum of all Year Amounts (as hereinafter defined) divided by the principal balance of the Note. A ***"Year Amount"*** shall equal the amount derived by multiplying the principal amount to be paid on the Note on a Payment Date by the Period Percentage (as hereinafter defined). The ***"Period Percentage"***, as calculated separately for each Payment Date, shall be the actual number of days from the redemption date to the applicable Payment Date divided by 360.

"Maturity Date" means the day which is the earlier to occur of

(a) the stated maturity date of the Note or

(b) the date on which payment of the Note shall have been accelerated pursuant to the terms thereof and of the Loan Agreement.

"Moody's" means Moody's Investors Service, Inc.

"Negative Pledge" means the Negative Pledge Agreement, dated the Closing Date, by the Lessor in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"No-Consent Lease Amendment" means any amendment or modification to the NSR Lease to which the Lessor is expressly required to agree pursuant to the express terms of the NSR Lease as in effect on the Closing Date.

"Non-Default Period" means any time other than during a Default Period.

"Non-Recourse Person" means any member, manager, employee, officer, director or other Person, directly or indirectly, holding a beneficial interest in the Borrower.

"Non-Recourse Provisions" means the provisions of Section 2.09 of the Loan Agreement.

"Note" means the Note, dated the Closing Date, issued by the Borrower to the Initial Lender, pursuant to the Loan Agreement, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"NSR Lease" means that certain Lease, dated as of July 12, 1962, between the Lessor and the Lessee.

"Officer's Certificate" means a certificate delivered to the Lender that has been signed by an Authorized Officer of the Borrower.

"Organizational Documents" means, with respect to any entity which is a corporation, its articles or certificate of incorporation and its by-laws, with respect to any entity which is a limited partnership, its certificate of limited partnership and its agreement of limited partnership, and, with respect to any entity which is a limited liability company, its certificate of formation and operating agreement as in existence from time to time.

"Payment Account" has the meaning set forth in Article I of the Escrow Agreement.

"Payment Date" means each March 29, June 29, September 29 and December 29, commencing the first such date following the Closing Date, without regard to whether such date is a Business Day.

"Payment of All Obligations" has the meaning set forth in Article I of the Escrow Agreement.

"Permit" means any license, permit, authorization, permission, consent, sanction or other grant of a right or privilege, including any Governmental Approval.

"Permitted Debt" means the Note and trade payables which are incurred in the ordinary course of business and which are paid within 45 days of the date incurred.

"Permitted Investment" means any of the following:

(a) obligations of, or obligations guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America, including:

(iii) U.S. treasury obligations;

(iv) all direct or fully guaranteed obligations;

(v) Farmers Home Administration;

(vi) General Services Administration;

(vii) Guaranteed Title XI financing; and

(viii) Government National Mortgage Association;

provided, that any security used for defeasance must provide for the timely payment of principal and interest and cannot be callable or prepayable prior to maturity or earlier redemption of the Certificates (excluding securities that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

(b) obligations of any of the following federal agencies, which obligations represent the full faith and credit of the United States of America, including:

(i) Export-Import Bank;

(ii) Rural Economic Community Development Administration;

(iii) U.S. Maritime Administration;

(iv) Small Business Administration;

(v) U.S. Department of Housing & Urban Development (PHAs);

(vi) Federal Housing Administration; and

(vii) Federal Financing Bank;

(c) direct obligations of federal agencies, which obligations are not fully guaranteed by the full faith and credit of the United States of America which are approved by the Lender; and

(d) investments in money market funds, including funds of ZB or its Affiliates, rated in the highest rating category for such type of investment by Moody's and S&P.

The value of the above investments shall be determined as follows: (A) for the purpose of determining the amount in any fund, all Permitted Investments credited to such fund shall be valued at fair market value. The Escrow Agent shall determine the fair market value based on accepted industry standards and from accepted industry providers. Accepted industry providers shall include but are not limited to pricing services provided by Financial Times Interactive Data Corporation, J.P. Morgan Chase, or Goldman Sachs; and (B) as to certificates of deposit and bankers' acceptances, the face amount thereof, plus accrued interest thereon.

"Permitted Liens" means (a) Liens created by the Loan Documents; (b) the NSR Lease; (c) Liens created by the Lessee under the NSR Lease and which are the obligation of the Lessee to discharge; and (d) easements, rights of way and other encumbrances on the Railroad Assets created by or permitted under the NSR Lease.

"Person" means any individual, limited liability company, sole proprietorship, corporation, partnership, joint venture, trust, unincorporated association, institution, Governmental Authority or any other legal entity.

"Pledge Agreement" means the Pledge and Security Agreement, dated the Closing Date, by the Borrower in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Pledged Interests" has the meaning set forth in Section 2 of the Pledge Agreement.

"Pledged Property" means the collateral pledged to the Initial Lender pursuant to the Collateral Documents, and expressly excludes any interest in the Escrow Fund.

"Prohibited Transaction" has the meaning set forth under ERISA.

"Quarterly Debt Service Installment" has the meaning set forth in Article I of the Escrow Agreement.

"Railroad Assets" means the assets and properties listed in Schedule 1 to the Loan Agreement.

"Related Party" means any direct or indirect member or holder of any beneficial interest in the Borrower and any officer, director or employee of any such interest holder.

"S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

"Sale" has the meaning specified in Section 4.15 of the Loan Agreement.

"Securities Act" means the Securities Act of 1933, as amended.

"Single-Purpose Entity" or ***"Special Purpose Entity"*** means a corporation, limited partnership, or limited liability company which, at all times from and after the Closing Date:

(a) has as its sole permitted purposes

(i) entering into the transactions contemplated by the Loan Documents;

(ii) acting as the sole owner of beneficial interests of a Pennsylvania business trust which enters into the transactions contemplated by the Loan Documents and the NSR Lease;

(iii) acting as a single-purpose entity member of a limited liability company which enters into the transactions contemplated by the Loan Documents; or

(iv) acting as the general partner of a limited partnership which enters into the Loan Documents;

(b) has not and will not engage in any business unrelated to its business, as set forth in ***clause (a)***;

(c) has not and will not have any assets other than

(i) those assets related to the conduct of its business as set forth under ***clause (a)***;

(ii) its member interest in the limited liability company described in *clause (a)*; or

(iii) its beneficiary interest in the Pennsylvania business trust described in *clause (a)*;

(iv) its general partner interest in the limited partnership described in *clause (a)*;

(d) except as otherwise expressly permitted by the Loan Documents, has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of partnership or membership interests, or amendment of its Organizational Documents;

(e) if such entity is a limited partnership, has as its only general partner, a general partner which is a single-purpose entity which is a corporation;

(f) [INTENTIONALLY OMITTED];

(g) [INTENTIONALLY OMITTED];

(h) if such entity is a corporation, the board of directors of such entity may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors shall have participated in such vote;

(i) has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

(j) without the unanimous consent of all of the partners, directors, members or managers, as applicable, has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest:

(i) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally;

(ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties;

(iii) make any assignment for the benefit of such entity's creditors, except in connection with the Loan Documents; or

(iv) take any action that might cause such entity to become insolvent;

(k) has maintained and will maintain its accounts, books, records and financial statements, accounting records and other entity documents separate from any other person or entity; provided such financial statements may be included as part of consolidated financial statements with its Affiliates;

(l) has maintained and will maintain its books, records, resolutions and agreements as official records;

(m) has not and will not commingle its funds or assets with those of any other entity and will maintain separate bank accounts in its own name;

(n) has held and will hold its assets in its own name;

(o) has conducted and will conduct its business in its name and has, maintains and uses its own stationery and invoices, which distinguish it from any other person or entity;

(p) has paid and will pay its own liabilities out of its own funds and assets;

(q) has observed all partnership, corporate or limited liability company formalities including, without limitation:

(i) if the entity is a partnership or a limited liability company, holding all partners or members meetings as are required under applicable law and the Organizational Documents thereof, giving proper notice of such meetings as required under applicable law and the Organizational Documents thereof;

(ii) if the entity is a corporation, holding all shareholder and board of director meetings, giving proper notice of such meeting, as required under applicable law and the Organizational Documents; and

(iii) complying with all other meetings and formalities as required under applicable law and/or Organizational Documents;

(r) has maintained and will maintain an arms-length relationship with its Affiliates;

(s) has no debt other than the Note and Permitted Debt;

(t) has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity;

(u) will not acquire obligations or securities of its partners, members or shareholders, as applicable;

(v) has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationary, invoices and checks;

(w) except pursuant to the Loan Documents, has not and will not pledge its assets for the benefit of any other person or entity;

(x) has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

(y) has not made and will not make loans to any person or entity;

(z) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it;

(aa) if such entity is a limited liability company or limited partnership, its Organizational Documents shall provide that such entity will dissolve only upon the bankruptcy of the managing member or general partner thereof;

(bb) has not entered and will not enter into or be a party to, any transaction with its partners, members, shareholders or its affiliates except for (i) agreements with Affiliates related to the design, development and construction of the Facility Site Interest and (ii) agreements which are otherwise in the

ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

(cc) has paid and will pay the salaries of its own employees from its own funds;

(dd) has maintained, at the time of determination is maintaining and intends to maintain adequate capital in light of its contemplated business operations; provided the foregoing shall not require any member to make additional capital contributions; and

(ee) if such entity is a limited liability company or limited partnership, and such entity has two or more members or general partners, as applicable, then such entity's Organizational Documents shall provide that such entity shall continue (and not dissolve) for so long as a solvent managing member or general partners, as applicable, exists.

"Special Purpose Provisions" means the provisions of the Organizational Documents of an entity that cause such entity to be a Special Purpose Entity.

"Stated Maturity", when used with respect to the Note or any installment of principal thereof or payment of interest thereon, means the date specified in such Note as the fixed date on which the Note or such installment of principal or payment of interest is due and payable.

"Taxes" means all real property, personal property, value added and other taxes on the Railroad Assets, any tax imposed directly or indirectly on the Lender with respect to the Railroad Assets or any Loan Document, all charges for any easement or agreement maintained for the benefit of the Railroad Assets, all general and special assessments, levies, permits, inspection and license fees, and all other charges and Liens, whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed against the Borrower, the Lessor or the Railroad Assets or arising in respect of the occupancy, use or possession thereof, and includes, without limitation, any payments in lieu of taxes which are required to be paid with respect to the Railroad Assets or any part thereof.

"Trust" has the meaning set forth in the Recitals to the Loan Agreement.

"Trust Agreement" has the meaning set forth in the Recitals to the Loan Agreement.

"Trustee" means ZB, solely in its capacity as trustee of the Trust, and not in its individual capacity.

"ZB" means Zions Bancorporation, National Association, a national banking association.

ESCROW AGREEMENT

Dated November 25, 2019

By and Among

PW PWV HOLDINGS LLC,

CTL LENDING GROUP LLC,
and

ZIONS BANCORPORATION, NATIONAL ASSOCIATION,
as Escrow Agent,

MEZZANINE LOAN FINANCING
LEASE OF RAILROAD ASSETS OF
PITTSBURGH & WEST VIRGINIA RAILROAD

TABLE OF CONTENTS

Page

ARTICLE I.
DEFINITIONS AND RULES OF USAGE

ARTICLE II.
ESTABLISHMENT OF ESCROW FUND; STATUS OF PARTIES

Section 2.01. Escrow Fund; Grant of Security Interest. 3
Section 2.02. Ownership of Account Collateral. 3
Section 2.03. Capacity of the Escrow Agent; Control of Escrow Fund. 4
Section 2.04. Direction of Payments to Escrow Agent. 4
Section 2.05. Administration and Disbursements. 4

ARTICLE III.
ESTABLISHMENT AND ADMINISTRATION OF ACCOUNTS

Section 3.01. Accounts; Payment Instructions; Flow of Funds. 5
Section 3.02. Establishment and Application of the ZB Fee Account. 7
Section 3.03. Establishment and Application of the Payment Account. 7
Section 3.04. Establishment and Application of the Capital Proceeds Account. 8
Section 3.05. Establishment and Application of the Disbursement Account. 8

ARTICLE IV.
INVESTMENT OF MONIES

Section 4.01. Deposit and Investment of Monies in Escrow Fund; Certain Transfers and Distributions; Notices of Fund Balances. 9
Section 4.02. Calculation of Amounts. 11

ARTICLE V.
THE ESCROW AGENT

Section 5.01. Employment of the Escrow Agent; Eligibility. 12
Section 5.02. Acceptance of Appointment. 12
Section 5.03. Duties, Removal and Resignation. 12
Section 5.04. Co-Escrow Agent. 13
Section 5.05. Merger or Consolidation of Escrow Agent. 14
Section 5.06. Compensation of Escrow Agent. 14
Section 5.07. Liability of the Escrow Agent. 15
Section 5.08. No Responsibility for Sufficiency. 16

ARTICLE VI.
AMENDMENT; ADMINISTRATIVE PROVISIONS

Section 6.01. Entire Agreement; Amendment. 17
Section 6.02. [Intentionally Omitted]. 17
Section 6.03. Escrow Agent to Keep Records; Reports. 17
Section 6.04. Notice. 17
Section 6.05. Beneficiaries. 17

Section 6.06.	Governing Law.	18
Section 6.07.	Severability.	18
Section 6.08.	Assignment.	18
Section 6.09.	Binding on Successors.	18
Section 6.10.	Headings; Construction.	18
Section 6.11.	Execution in Counterparts.	18
Section 6.12.	Non-Recourse.	19
Section 6.13.	Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.	19
Section 6.14.	Parties Interested Herein.	19
Section 6.15.	Termination.	19
Section 6.16.	Waiver of Trial by Jury.	19
Section 6.17.	Concerning the Trustee.	20
Section 6.18.	Jurisdiction.	20

Schedule I:	Calculation of Amounts
Schedule I-A:	Quarterly Payment Amounts
Schedule II:	Notice Addresses
Schedule III:	Railroad Assets
Exhibit A:	Reserved
Exhibit B:	Annual Fee Schedule
Exhibit C:	Form of Written Direction Concerning Investment of Monies
Exhibit D:	Form of Certificate Concerning Change of Amounts
Exhibit E:	Form of Escrow Agent Notice of Revised Amounts
Appendix A	Definitions and Rules of Usage

THIS ESCROW AGREEMENT (this ***"Agreement"***), dated November 25, 2019, by and among (a) **PW PWV HOLDINGS LLC**, a Delaware limited liability company (the ***"Borrower"***), (b) **CTL LENDING GROUP LLC**, a Delaware limited liability company (***"CTL"*** and, together with any Person at any time holding a Note, the ***"Lender"***) and (c) **ZIONS BANCORPORATION, NATIONAL ASSOCIATION**, a national banking association (the ***"Bank"***), in its capacity as escrow agent (the ***"Escrow Agent"***).

WITNESSETH:

WHEREAS, the Borrower is the owner of all of the outstanding equity, beneficial and economic interests (the ***"Equity Interests"***) in Pittsburgh & West Virginia Railroad, a Pennsylvania business trust (the ***"Lessor"***) and the Lessor is the owner of certain railroad assets located in Pennsylvania, Ohio and West Virginia, as more particularly described in ***Schedule 1*** (the ***"Railroad Assets"***); and

WHEREAS, the Lessor and the Norfolk and Western Railway Company (now known as the Norfolk Southern Railway Company) (the ***"Lessee"***) are parties to that certain Lease, dated as of July 12, 1962 (the ***"NSR Lease"***), pursuant to which PWV is leasing to the Lessee the Railroad Assets; and

WHEREAS, the Borrower has caused the Lessor to establish a deposit account (the ***"Deposit Account"***) in the name of the with the Bank and the Lessor, pursuant to a Deposit Account Control Agreement, dated the date hereof (the ***"DACA"***), among the Borrower, the Lessor and the Bank, has granted a security interest in the Deposit Account to the Borrower; and

WHEREAS, pursuant to the DACA, the Lessor has instructed the Bank, upon receipt of each Lease Payment from the Lessee, to transfer all monies on deposit in the Deposit Account to the Escrow Agent, as a Dividend/Distribution Payment, for application as set forth in this Agreement; and

WHEREAS, the Borrower has entered into the Loan Agreement, for the purpose of obtaining from the Lender a loan (the ***"Loan"***) in the original aggregate principal amount of $15,500,000.00; and

WHEREAS, the Loan is secured by a first priority pledge of the Borrower's interest in the Equity Interests and a covenant of the Lessor not to sell, assign or encumber or grant a security interest in all or any portion of its interest in the NSR Lease or the Railroad Assets; and

WHEREAS, immediately following the execution and delivery of this Agreement, the Initial Lender will enter into the Instruments of Assignment in favor of CTL 2019-20 Trust (PW) (the ***"Trust"***), a trust established by the Initial Lender pursuant to a Trust Agreement, dated the date hereof (as amended and in effect from time to time, the ***"Trust Agreement"***), between the Initial Lender and the Bank, as trustee (the ***"Trustee"***), pursuant to which the Initial Lender will sell, transfer and assign the Loan and the Loan Documents to the Trust and the Trust will become the Lender for all purposes of the Loan Documents; and

WHEREAS, any and all consents, directions and instructions to be given by the Lender hereunder shall be given by the Trustee or the Lender in accordance with and subject to the terms, conditions and provisions of the Trust Agreement, including, as applicable, subject to the written consent and/or direction of the holders of the Trust Certificates as required pursuant to the Trust Agreement; and

WHEREAS, all acts, conditions and things required by law to exist, to have happened and to have been performed precedent to and in connection with the execution and delivery of this Agreement do

exist, have happened and have been performed in due time, form and manner as required by law and the parties hereto are duly authorized to execute and deliver this Agreement;

NOW, THEREFORE, incorporating the foregoing recitals herein, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, agree as follows.

ARTICLE I.
DEFINITIONS AND RULES OF USAGE

As used herein, and in the Schedules and Exhibits attached hereto, unless the context otherwise requires, capitalized terms shall have the respective meanings assigned to them in *Appendix A* hereto, and the Rules of Usage set forth therein shall apply hereto. In addition, the following terms used herein shall have the following meanings (in the event of any conflict between the definitions contained in this ***Article I*** and the definitions contained in *Appendix A*, the definitions set forth in this ***Article I*** shall control):

"Account Collateral" means any property on deposit in the Escrow Fund and the Borrower Collateral.

"Accounts" means the Capital Proceeds Account, the Disbursement Account, the Payment Account and the ZB Account and any subaccount in any thereof.

"Base Rent" means the basic rent payable by the Lessee under the NSR Lease, as set forth on ***Schedule I***.

"Borrower Collateral" has the meaning set forth in ***Section 2.01(a)***.

"Capital Proceeds Account" means the Capital Proceeds Account established pursuant to ***Section 3.04***.

"DACA" has the meaning set forth in the recitals hereto.

"Deposit Account" has the meaning set forth in the recitals hereto.

"Dividend/Distribution Payment" means any dividend or distribution of income by the Lessor to the Borrower pursuant to the Organizational Documents of the Lessor. Dividend/Distribution Payments are scheduled to be an amount equal to the Base Rent.

"Disbursement Account" means the Disbursement Account established pursuant to ***Section 3.05***.

"Escrow Fund" has the meaning set forth in ***Section 2.01(b)***.

"Late Lease Payment" has the meaning set forth in ***Section 3.01(c)(ii)***.

"Lease Payment" means any payment of Base Rent or other payment made by the Lessee to the Lessor pursuant to the NSR Lease (including any payments on account of any termination of the NSR Lease, if any).

"Minimum Reserve Amount" means the amount set forth in ***Schedule I***.

"Optional Prepayment" has the meaning set forth in ***Section 3.01(d)(ii)***.

"Payment Account" means the Payment Account established pursuant to ***Section 3.05***.

"Payment Date" means each day on which payments are due on any Note.

"Payment of All Obligations" means payment in full of all amounts due and owing on the Note and under the Loan Documents.

"Quarterly Debt Service Reserve Amount" means the amounts set forth in ***Schedule I***.

"Quarterly Payment Amount" means the amount set forth in ***Schedule I-A*** as the Quarterly Payment Amount for the period with respect to which the Quarterly Payment Amount is being determined.

"ZB Fee Account" means the ZB Fee Account established pursuant to ***Section 3.02***.

ARTICLE II.
ESTABLISHMENT OF ESCROW FUND; STATUS OF PARTIES

Section 2.01. Escrow Fund; Grant of Security Interest.

(a) *Grant of Security Interest by the Borrower.* To secure the Payment of All Obligations by the Borrower and the performance and observance by the Borrower of all of the other covenants of the Borrower under the Loan Documents to which it is a party, the Borrower hereby gives, grants, bargains, sells, warrants, alienates, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto CTL, as the initial Lender, its successors and assigns, including, without limitation, the Trust, a first priority security interest in all of the Borrower's now owned or hereafter acquired right, title and interest, if any, in and to this Agreement, the Escrow Fund, each of the Accounts contained within the Escrow Fund, and all property and monies at any time contained therein or credited thereto or now or hereafter maintained or held by Escrow Agent (all of the foregoing being referred to herein as the ***"Borrower Collateral"***). The Borrower authorizes CTL and Lender to file financing statements with respect to the Borrower Collateral in all jurisdictions as CTL and Lender shall elect, and may, in lieu of or in addition to any other description of collateral therein, describe such collateral as all assets, all property or words of similar nature of the Borrower.

(b) *Escrow Fund.* There is hereby established with the Escrow Agent a special account to be designated the "the PW PWV Escrow Fund", herein referred to as the ***"Escrow Fund"***. The Escrow Agent shall keep the Escrow Fund in an Eligible Account, separate and apart from all other funds and monies held by it and shall withdraw and transfer any sums contained therein only as provided in this Agreement. The Escrow Agent shall administer, maintain and disburse the Escrow Fund in accordance with the terms of this Agreement. The Escrow Fund will be divided into separate interest-bearing Accounts and subaccounts, as described in ***Article III***, all of which shall at all times be Eligible Accounts and shall remain within the Escrow Fund.

Section 2.02. Ownership of Account Collateral.

The Borrower is the owner of the Escrow Fund solely for Federal income tax purposes and will be subject to Federal income tax on the net earnings, if any, of the Escrow Fund. The Borrower shall not

be entitled to possession of any Account Collateral until such time, if any, as (x) the liens of the Loan Documents have been released and discharged or (y) any such Account Collateral has been released to the Borrower in accordance with the express provisions of this Agreement, including, without limitation, ***Sections 3.01(d)(i)(B), 3.01(d)(ii)(B)*** and ***3.05***.

Section 2.03. Capacity of the Escrow Agent; Control of Escrow Fund.

(a) *Escrow Agent as Agent for the Lender*. The Escrow Fund shall at all times constitute an Eligible Account held by the Escrow Agent as agent for the Lender pursuant to the terms of this Agreement. Notwithstanding anything to the contrary herein, the Escrow Agent agrees to follow instructions (including entitlement orders) of the Lender as to the securities, securities entitlements and cash held in the Escrow Fund without the Borrower's further consent; ***provided, however,*** that, except during any period from and after the date the Escrow Agent has received written notice of an Event of Default until the date the Escrow Agent has received written notice from the Lender that no Event of Default is continuing, the Escrow Agent shall distribute funds to the Borrower in accordance with ***Article III***.

(b) *Acceptance of Appointment*. The Escrow Agent hereby accepts its appointment and agrees to act as set forth in this Agreement. In servicing and administering the loan evidenced by the Note, the Escrow Agent shall employ procedures and adhere to the standards that the Escrow Agent customarily employs and exercises in acting as escrow agent in similar transactions with respect to the scope of duties and responsibilities as set forth in this Agreement. Each of the parties hereto consents to the appointment of the Escrow Agent pursuant to the terms of this Agreement and to the acceptance by the Escrow Agent of such appointment.

Section 2.04. Direction of Payments to Escrow Agent.

The Borrower has directed the Lessor to direct the Lessee to pay all Lease Payments to the Deposit Account, in which the Borrower holds a security interest as collateral for the payment by the Lessor of Dividend/Distribution Payments due to the Borrower under the Lessor's Organizational Documents pursuant to the DACA. The Borrower has assigned such security interest to the Lender and, pursuant to the DACA, has directed that all monies deposited in the Deposit Account be transferred to the Escrow Agent for deposit into the Escrow Fund, and the Escrow Agent shall deposit such payments into the Escrow Fund in accordance with ***Section 3.01(c)***. The Borrower will direct any Dividend/Distribution Payments made by any other sources to be made to the Escrow Agent and will cause any Dividend/Distribution Payments mistakenly made to the Borrower by the Lessor to be promptly paid over to the Escrow Agent for deposit and application as provided in ***Section 3.01(c)***. The Borrower will cause the Lessor to direct any Lease Payments made by any other sources to be made to the Deposit Account and will cause any Lease Payments mistakenly made to the Lessor by the Lessee to be promptly paid over the Bank for deposit in the Deposit Account. The Borrower, upon request of the Escrow Agent, promptly shall execute and deliver, and shall cause the Lessor to promptly execute and deliver, any reasonable instrument, assignment or other instruction consistent with or in furtherance of the direction of all Lease Payments to the Deposit Account and all Dividend/Distribution Payments to the Escrow Agent pursuant to this ***Section 2.04***.

Section 2.05. Administration and Disbursements.

So long as the Escrow Agent has not received written notice of an Event of Default, the Escrow Fund shall be administered and disbursed by the Escrow Agent in accordance with ***Article III***; ***provided,***

however, that if the Escrow Agent shall have received written notice of the occurrence of an Event of Default, then at any time thereafter, until the Escrow Agent shall have received written notice from the Lender that no Event of Default shall be continuing, (a) no funds allocated to any Account within the Escrow Fund shall be disbursed without the prior written consent of the Lender and (b) the Escrow Agent shall make all disbursements in accordance with the written instructions of the Lender.

ARTICLE III.
ESTABLISHMENT AND ADMINISTRATION OF ACCOUNTS

Section 3.01. Accounts; Payment Instructions; Flow of Funds.

(a) *Accounts*. There are hereby established with the Escrow Agent the following accounts, which, collectively shall constitute the Escrow Fund:

(i) the ZB Fee Account described in ***Section 3.02***;

(ii) the Payment Account described in ***Section 3.03***, within which there are hereby established separate subaccounts for each Note at any time outstanding under the Loan Agreement;

(iii) the Capital Proceeds Account described in ***Section 3.04***; and

(iv) the Disbursement Account described in ***Section 3.05***.

The obligation of the Escrow Agent to disburse funds from any account, subaccount or fund shall be limited to the amounts on deposit therein.

(b) *Monies Received by the Borrower*. As set forth in ***Section 2.04***, all Dividend/Distribution Payments (or payments in lieu thereof) are required to be paid to the Escrow Agent. If any Dividend/Distribution Payments are received by the Borrower, such Dividend/Distribution Payments shall immediately be deposited by the Borrower in the Escrow Fund for application as set forth herein.

(c) *Flow of Funds*. On the Closing Date, the Escrow Agent will make the deposits to the Accounts within the Escrow Fund as set forth in the closing or settlement state delivered by the Borrower and the Lender on the Closing Date (the ***"Settlement Statement"***). Thereafter:

(i) Except as provided in ***Section 3.01(c)(ii)***, promptly upon the receipt by the Escrow Agent of any Dividend/Distribution Payment, the Escrow Agent shall cause the quarterly installment of the fees of the Bank, as set forth on ***Schedule I***, for acting as Trustee, Escrow Agent and deposit bank under the DACA to be deposited to the ZB Fee Account, and, thereafter, shall cause such Dividend/Distribution Payment to be deposited and applied in the order and according to the priorities set forth below:

(A) *first*, to the extent of such monies, by depositing in the Payment Account the Quarterly Payment Amount, to be allocated, pro rata, if necessary, according to the amount due on each Note on the next Payment Date, to each subaccount therein for each Note then outstanding;

(B) *second*, to the extent of any remaining monies, by depositing in the Disbursement Account all remaining monies;

(ii) in the event that any Dividend/Distribution Payment received by the Escrow Agent shall be the result of a Lease Payment which is paid by the Lessee to the Lessor after the date when due (a ***"Late Lease Payment"***) and, as a result of such Lease Payment being paid after the date when due, the Escrow Agent was required to withdraw monies from any Account described in ***Section 3.03(c)*** in order to have sufficient monies for the payment due on the Note on any Payment Date, upon receipt by the Escrow Agent of the Dividend/Distribution Payment related to such Late Lease Payment, the Escrow Agent shall apply such Dividend/Distribution Payment first to the restoration of the monies taken from such other Account or Accounts and thereafter according to the priorities set forth in ***Section 3.01(c)(i)***.

(d) *Flow of Funds in the Event of a Prepayment*. In the event that notice of a prepayment of the Loan pursuant to Section 2.02 of the Loan Agreement shall have been given in accordance with Section 2.02 of the Loan Agreement, notwithstanding any other provision of this Agreement to the contrary, the Escrow Agent shall apply the monies on deposit in the Escrow Fund as follows:

(i) [Reserved].

(ii) Optional Prepayment. In the event that such notice of prepayment relates to a prepayment of the Loan pursuant to Section 2.02(c) of the Loan Agreement which has not been withdrawn (an ***"Optional Prepayment"***), on the Business Day immediately preceding the date fixed for such prepayment, the Escrow Agent shall transfer or disburse the monies on deposit in the Escrow Fund as follows:

(A) from the Capital Proceeds Account and any other Accounts in the Escrow Fund, the Escrow Agent shall transfer to the Payment Account *first* the amount then on deposit in the Capital Proceeds Account and *next* the remaining balance due on the Loan (after the application of the monies on deposit in the Capital Proceeds Account) as a result of such Optional Prepayment, as provided in Section 2.02(c) of the Loan Agreement; and

(B) any monies remaining (after application of ***Section 3.01(d)(ii)(A)***) on deposit in the Capital Proceeds Account or any other Account within the Escrow Fund, if such prepayment shall be a Payment of All Obligations, to or to the order of the Borrower.

(iii) [Reserved].

(iv) Prepayment as a Result of an Acceleration of the Loan. In the event that there shall be a prepayment of the Loan as a result of the acceleration of the Loan pursuant to Section 5.03(a)(i) of the Loan Agreement, on the Business Day immediately preceding the date fixed for such prepayment by written notice given by the Lender, the Escrow Agent shall transfer all monies on deposit in the Escrow Fund in all Accounts within the Escrow Fund to the Payment Account.

Section 3.02. Establishment and Application of the ZB Fee Account.

(a) *Establishment of the ZB Fee Account.* Within the Escrow Fund, there is hereby established an account to be designated as the "PW PWV ZB Fee Account", herein referred to as the ***"ZB Fee Account"***. The Escrow Agent shall administer the ZB Fee Account as provided in this ***Section 3.04***.

(b) *Deposits to the ZB Fee Account.* The Escrow Agent shall make the deposits to the ZB Fee Account provided for pursuant to ***Section 3.01(c)***.

(c) *Disbursements from the ZB Fee Account.* The Escrow Agent shall withdraw from the ZB Fee Account from time to time, as and when due, the annual fee due to the Bank, as set forth on ***Schedule I***, for acting as Escrow Agent and Trustee.

(d) *Closing of the ZB Fee Account.* Upon Payment of All Obligations, the balance, if any, in the ZB Fee Account shall be transferred to the Disbursement Account and the ZB Fee Account shall be closed.

Section 3.03. Establishment and Application of the Payment Account.

(a) *Establishment of the Payment Account.* Within the Escrow Fund, there is hereby established an account to be designated as the "PW PWV Payment Account", herein referred to as the ***"Payment Account"***. There are hereby established in the Payment Account separate subaccounts for each Note at any time outstanding under the Loan Agreement, which, on the Closing Date, is just the Note, with such subaccount designated as the ***"Note Payment Subaccount"***. The Escrow Agent shall administer the Payment Account as provided in this ***Section 3.03***.

(b) *Deposits to the Payment Account.*

(i) On the Closing Date, the Escrow Agent shall deposit in the Pre-Funded Debt Service Reserve Subaccount the amount set forth on ***Schedule I***; and

(ii) The Escrow Agent shall deposit into the Note Payment Subaccount the amounts required to be transferred thereto pursuant to ***Sections 3.01(c)(i)(A), 3.01(c)(ii), 3.01(d), 3.03(c), 3.03(d), 3.04(c)*** and ***3.05(c)(i)***.

(c) *Payment Account Shortfalls.* If there are insufficient funds on deposit in the Note Payment Subaccount to pay the installment of principal and interest on the Note on any Payment Date, on the day immediately prior to such Payment Date, the Escrow Agent shall cause funds to be deposited in the Note Payment Subaccount from the Disbursement Account, until the amount on deposit therein shall be equal to the amount necessary to make such payment of principal and interest due on the Note on such Payment Date.

(d) *Deposits to the Payment Account Following Delivery of Notice of Prepayment.* If the Escrow Agent has received notice from the Borrower of a prepayment in full of the Loan and such notice has not been withdrawn at least three (3) Business Days prior to the anticipated repayment date, the Escrow Agent shall make the deposits to the Payment Account set forth in ***Section 3.01(d)***.

(e) *Disbursements from the Payment Account Prior to Delivery of Notice of Prepayment.* So long as the Escrow Agent has not received notice from the Lender of a prepayment in full of the Loan, the

Escrow Agent shall transfer from the Note Payment Subaccount on each Payment Date, to the Lender an amount equal to so much of the amount then on deposit in the Note Payment Subaccount as shall cause the amount transferred pursuant to this ***Section 3.03(e)*** to be equal to the Quarterly Note Payment Amount for such Payment Date and, immediately following such transfer, shall, so long as there is no shortfall in any other Account, disburse all amounts then remaining on deposit in the Note Payment Subaccount to the Disbursement Account.

(f) *Disbursements from the Payment Account Following Delivery of Notice of Prepayment.* If the Escrow Agent has received notice from the Borrower of a prepayment of the Loan, on the prepayment date in such notice (if such notice has not been withdrawn at least three (3) Business Days prior to the anticipated prepayment date), the Escrow Agent shall transfer all monies on deposit in the Payment Account to the Lender on such Payment Date in connection with such prepayment.

(g) *Closing of the Payment Account.* Upon Payment of All Obligations, the balance, if any, in the Payment Account shall be transferred to the Disbursement Account and the Payment Account shall be closed.

Section 3.04. Establishment and Application of the Capital Proceeds Account.

(a) *Establishment of the Capital Proceeds Account.* Within the Escrow Fund, there is hereby established an account to be designated as the "PW PWV Capital Proceeds Account", herein referred to as the ***"Capital Proceeds Account"***. The Escrow Agent shall administer the Capital Proceeds Account as provided in this ***Section 3.04.***

(b) *Deposits to the Capital Proceeds Account.* From and after the Closing Date, there shall be deposited in the Capital Proceeds Account, the following:

(i) all proceeds of a sale or a refinancing of all or any portion of the Railroad Assets or the Pledged Interests received by the Escrow Agent; and

(ii) any termination payments made by the Lessee with respect to the Railroad Assets.

The Borrower shall deliver a certificate to the Escrow Agent and the Lender identifying the applicable provision of this ***Section 3.04(b)*** under which such deposit is being made.

(c) *Disbursements from the Capital Proceeds Account.* The Escrow Agent shall make transfers and distributions from the Capital Proceeds Account as provided in ***Section 3.01(d)***.

(d) *Closing of the Capital Proceeds Account.* Upon Payment of All Obligations, any amounts remaining in the Capital Proceeds Account shall be transferred to the Disbursement Account and the Capital Proceeds Account shall be closed.

Section 3.05. Establishment and Application of the Disbursement Account.

(a) *Establishment of the Disbursement Account.* Within the Escrow Fund, there is hereby established an account to be designated as the "PW PWV Disbursement Account", herein referred to as the ***"Disbursement Account"***. The Escrow Agent shall administer the Disbursement Account as provided in this ***Section 3.05.***

(b) *Deposits to the Disbursement Account.*

(i) On the Closing Date, the Escrow Agent shall deposit to the Disbursement Account the amount, if any, required to be deposited therein pursuant to ***Schedule I***.

(ii) Upon receipt of each Lease Payment, the Escrow Agent shall deposit to the Disbursement Account the amount set forth in ***Section 3.01(c)(i)(C)***.

(iii) Upon receipt of each Dividend/Distribution Payment on account of a Late Lease Payment, the Escrow Agent shall deposit in the Disbursement Account the amount, if any, required to be deposited therein pursuant to ***Section 3.01(c)(ii)***.

(c) *Disbursements from the Disbursement Account.*

(i) In the event that at any time there shall be insufficient monies on deposit in any Account for the payment of any amount required to be paid therefrom, the Escrow Agent shall apply the monies on deposit in the Disbursement Account, to the extent thereof, to such shortfall in any other Account.

(ii) So long as no Default or Event of Default has occurred and is continuing and each other Account then contains the amount required to be on deposit therein on such date, no later than the fifth Business Day following each Payment Date, the Escrow Agent shall disburse all monies in the Disbursement Account in excess of the Minimum Reserve Amount to or to the order of the Borrower.

(d) *Closing of the Disbursement Account.* Upon Payment of All Obligations, the Escrow Agent shall transfer the entire balance of the Disbursement Account to the Borrower and the Disbursement Account shall be closed.

ARTICLE IV.
INVESTMENT OF MONIES

Section 4.01. Deposit and Investment of Monies in Escrow Fund; Certain Transfers and Distributions; Notices of Fund Balances.

(a) *Investment of Funds.*

(i) From and after the date hereof and until the occurrence of an Event of Default, all monies held in the Escrow Fund shall at all times be invested in Permitted Investments pursuant to written instructions given by the Borrower, delivered to the Escrow Agent in the form of ***Exhibit C***, together with any necessary tax forms that may be requested by the Escrow Agent; ***provided, however,*** that if, due to any change in law or any other reason the steps outlined in such written instructions for the perfection of the security interest of the Escrow Agent in such Permitted Investment shall be insufficient to create a valid and perfected security interest in such investments in favor of the Escrow Agent for the benefit of the Lender, the parties shall take such steps as shall be necessary to create such valid and perfected security interest, as indicated in an opinion of counsel delivered and reasonably acceptable to the Lender and the Escrow Agent.

(ii) If an Event of Default shall have occurred and be continuing, such monies shall be invested in a Permitted Investment as directed by the Lender in writing.

(b) *Registration and Commingling of Investments*. All investments made by the Escrow Agent pursuant to ***Section 4.01(a)*** shall be held in the name of the Escrow Agent, or its agent, for the benefit of the Lender and shall be held by the Escrow Agent or such agent, in each case as agent of the Lender, in all cases as an Eligible Account in the United States. For purposes of investment (but not for ownership and tax reporting purposes), the Escrow Agent may commingle moneys held in the various accounts within the Escrow Fund.

(c) *Direction of Investments*. Unless an Event of Default shall have occurred and be continuing, an Authorized Officer of the Borrower shall direct the Escrow Agent in writing prior to 11:00 a.m., New York City time, on the day any Permitted Investment matures or is to be redeemed as to the reinvestment of such proceeds; ***provided, however***, that in the absence of direction from the Borrower to the contrary, so long as funds in any Account are invested in a money market fund allowable under the definition of Permitted Investments, such funds will automatically reinvest within such money market fund. With respect to any investments and reinvestments, the Borrower shall give consideration to the time at which funds are required to be available and to the highest yield practicably obtainable giving due regard to the safety of such funds and the date upon which such funds will be required for the uses and purposes thereof as required by this Agreement.

(d) *Income on Investments*. All interest or other income earned on all accounts within the Escrow Fund shall be retained in the respective Account where earned and shall be applied along with the other monies on deposit in each such Account.

(e) *Liability of the Escrow Agent*. So long as the Escrow Agent shall have made any investment or disposition thereof in accordance with the written instructions of the Borrower (or Lender in accordance with the terms of ***Section 4.01(a)(i)***, as applicable, in the case of a continuing Event of Default), the Escrow Agent shall not be liable for any loss resulting from the making or disposition of any investment pursuant to the provisions of this ***Section 4.01***, and any such losses shall be charged to the account with respect to which such investment was made.

(f) *Notice of Fund Balances and Changes.*

(i) On or before the tenth (10th) day of each month, the Escrow Agent shall give to the Lender and the Borrower a report stating the balance in each Account within the Escrow Fund on the last day of the prior month and showing each transfer of funds in each such Account during such prior month.

(ii) For each report delivered pursuant to ***Section 4.01(f)***, such report shall include a notification by the Escrow Agent as to the amount of funds which are available in each Account hereunder and the amount of same which would be available for payment of interest and principal on the Note and for distribution with respect to the Note from the sources identified in *Error! Reference source not found.* on the date of such notice, and the amount of principal and interest on the Note due on such Payment Date and the amounts available hereunder to pay all other amounts required to be paid from the Escrow Fund. The Escrow Agent shall make all payments required to be made from the accounts and in the amounts designated hereunder.

(iii) If the amount of monthly deposits for any Account shall be increased for any reason pursuant to ***Section 4.02(b)***, the Escrow Agent shall within 30 days thereafter provide written notice to the Lender and the Borrower of such increase, the amount of such increase and the reason for such increase.

(g) *Fund Advances*. The Borrower, in its discretion, at any time may, or may cause other parties to, but shall not be obligated to, advance funds to the Escrow Agent. Such funds shall be deposited by the Escrow Agent in the account designated by the party depositing the same. The Escrow Agent shall have no obligation to repay the Borrower or any such party any amount so advanced thereby except in accordance with the terms hereof.

(h) *Broker Confirmations*. Although the Borrower and the Lender each recognize that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Borrower and Lender hereby agree that broker confirmations of investments are not required to be issued by the Escrow Agent for each month in which a monthly statement is rendered by the Escrow Agent, unless requested by the Borrower or the Lender.

Section 4.02. Calculation of Amounts.

(a) *Changes in Amounts*. The Borrower covenants that, within five (5) Business Days of obtaining knowledge of any material change in any amount set forth on ***Schedule I*** or ***I-A*** or other amounts required to be paid from the Escrow Fund under this Agreement, the Borrower shall deliver a certificate, in the form of ***Exhibit D***, to the Escrow Agent and the Lender of such change and the reason for such change, together with a copy of all material supporting such change and a proposed revised ***Schedule I*** or ***I-A*** or reflecting such change. For purposes hereof, a change shall be deemed to be "material" if such change, if not reported to the Escrow Agent and the Lender and if the amounts on ***Schedules I*** or ***I-A*** are not changed, would result in insufficient monies being on deposit in any Account to pay the amounts required to be paid therefrom.

(b) *Calculation of Revised Amounts*. Promptly after receipt of any certificate required to be delivered pursuant to ***Section 4.02***, the Escrow Agent shall deliver to the Lender and the Borrower a notice, in the form of ***Exhibit E***, setting forth such revised ***Schedule I*** or ***I-A***.

(c) *Shortfall of Funds Following Recalculation*. Notwithstanding anything to the contrary contained herein, following any notification to the Escrow Agent pursuant to ***Section 4.02***, if the Escrow Agent shall reasonably determine that there shall be insufficient funds in any Account within the Escrow Fund to pay any scheduled expenses when they shall become due, the Escrow Agent shall so notify the Borrower, and the Borrower shall increase, by amending ***Schedules I*** and/or ***I-A***, as applicable, and by causing the Lessor to increase, to the extent permitted under the NSR Lease (and as confirmed in writing by the Lessee), the Lease Payments, or by re-allocating the Lease Payments, to the extent permitted under the NSR Lease, the amount being set aside in such account by an amount such that, upon such expenses becoming due, there shall be sufficient funds in such account to pay such expenses when the same become due; ***provided, however,*** that the Escrow Agent shall calculate such increased amount in a manner such that equal increased monthly deposits shall be made to such account prior to the date on which the next payment thereof is due.

ARTICLE V.
THE ESCROW AGENT

Section 5.01. Employment of the Escrow Agent; Eligibility.

In consideration of the recitals hereinabove set forth and for other valuable consideration, the parties hereto other than the Escrow Agent hereby appoint the Escrow Agent to act as agent hereunder as set forth in *Error! Reference source not found.*. The Escrow Agent shall be, and hereby represents that it is, an Eligible Institution.

Section 5.02. Acceptance of Appointment.

The Escrow Agent hereby accepts the appointment above referred to subject to the terms and conditions of this Agreement.

Section 5.03. Duties, Removal and Resignation.

(a) *Acceptance*. By executing and delivering this Agreement, the Escrow Agent accepts the duties and obligations of the Escrow Agent provided in this Agreement, but only upon the terms and conditions set forth in this Agreement. The Escrow Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent.

(b) *Removal*. The Escrow Agent may be removed upon the direction of the Lender in its sole discretion after 30 days advance written notice to the Lender, the Borrower, the Escrow Agent and the Holders or upon direction received by the Lender from the Holders pursuant to the Trust Agreement; ***provided, however,*** that no removal of the Escrow Agent shall become effective until acceptance of appointment by the successor escrow agent in accordance with the terms of ***Section 5.03(c)***.

(c) *Resignation*. The Escrow Agent or any successor may at any time resign by giving mailed notice to the Holders, the Lender, and the Borrower, of its intention to resign and of the proposed date of resignation, which shall be a date not less than thirty (30) days after such notice is deposited in the United States mail with postage fully prepaid, unless an earlier resignation date and the appointment of a successor escrow agent shall have been or is approved in writing by the Lender and, so long as no Event of Default has occurred and is continuing, the Borrower. In the event that a successor escrow agent is not appointed within thirty (30) days after such notice is deposited in the United States mail, the Lender, the Borrower or the resigning Escrow Agent may petition the appropriate court having jurisdiction to appoint a successor escrow agent. The resigning Escrow Agent agrees, upon payment of all amounts owing to the Escrow Agent, to assign to the successor escrow agent its rights under this Agreement and all related documents, and to deliver all documents and funds held in connection with this Agreement to such substitute escrow agent, and thereupon shall be released from any further obligations under this Agreement to the extent arising from and after the effective date of such assignment; ***provided*** that no resignation of the Escrow Agent shall become effective until acceptance of appointment by the successor escrow agent.

(d) *Substituted Escrow Agent*. An Eligible Institution may be substituted to act as escrow agent under this Agreement at any time upon the written request of the Lender, Holders of the Certificates representing not less than a majority in aggregate principal amount then outstanding, or (so long as no Event of Default has occurred and is continuing) the Borrower; ***provided*** that such substituted Escrow

Agent shall be the same bank as the Trustee and the deposit bank with respect to the Deposit Account. Upon any such substitution, including acceptance of appointment by the successor escrow agent and upon payment of all amounts owing to the Escrow Agent, (i) the Escrow Agent agrees to assign to such successor escrow agent its rights under this Agreement and all related documents, and to deliver all documents and funds held in connection with this Agreement to such substituted escrow agent, and thereupon shall be released from any further obligations under this Agreement to the extent arising from and after the effective date of such assignment and (ii) the Escrow Agent shall provide written notice of such substitution to the Holders, the Lender and the Borrower, together with the name, address, telephone and telecopy numbers for the substitute Escrow Agent.

Section 5.04. Co-Escrow Agent.

(a) *Appointment*. At any time or times, the Escrow Agent shall have power to appoint one or more Persons approved by the Lender and (so long as no Event of Default shall have occurred and is continuing) the Borrower, either to act as co-escrow agent jointly with the Escrow Agent, of all or any part of the Escrow Fund hereunder, or to act as a separate co-trustee of any property constituting part thereof, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity as aforesaid, any property, title, right or power deemed necessary or desirable, subject to the remaining provisions of this ***Section 5.03(d)***.

(b) *Terms of Appointment*. Every separate escrow agent or co-escrow agent shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

(i) The rights, powers, duties and obligations hereby conferred or imposed upon the Escrow Agent shall be conferred or imposed upon and exercised or performed by the Escrow Agent and such separate escrow agent or co-escrow agent jointly, as shall be provided in the instrument appointing such separate escrow agent or co-escrow agent, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Escrow Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate escrow agent or co-escrow agent.

(ii) The Escrow Agent at any time, by an instrument in writing executed by it, may accept the resignation of or remove any separate escrow agent or co-escrow agent appointed under this ***Section 5.03(d)***. A successor to any separate escrow agent or co-escrow agent so resigning or removed may be appointed in the manner provided in this ***Section 5.03(d)***.

(iii) The Escrow Agent shall not be responsible for any action, inaction, misconduct or negligence on the part of any separate escrow agent or co-escrow agent.

(iv) Any separate escrow agent or co-escrow agent is not an agent of the Escrow Agent.

(v) Any co-Escrow Agent appointed hereunder shall be an Eligible Institution, unless, pursuant to Applicable Law, an individual co-Escrow Agent is required, in which case such co-Escrow Agent shall be an individual.

(c) *Vesting*. Upon the acceptance in writing of such appointment by any such separate escrow agent or co-escrow agent it shall be vested with the estates or property specified in the instrument

of appointment jointly with the Escrow Agent (except insofar as local law makes it necessary for any such separate escrow agent to act alone) subject to all the terms of this Agreement. Every such acceptance shall be filed with the Lender and the Borrower. Any separate escrow agent or co-escrow agent may, at any time by an instrument in writing, appoint the Escrow Agent its agent and attorney-in-fact, with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name.

(d) *No Release or Reduction of Responsibilities.* The appointment of any co-escrow agent shall not in any way release the Escrow Agent from any of its duties or obligations hereunder, nor shall any such appointment reduce in any way the duties or obligations of the Escrow Agent hereunder.

(e) *No Increase of Compensation of Escrow Agent.* The appointment of any co-escrow agent in accordance with this ***Section 5.03(d)*** shall not in any way result in an increase in the Annual Bank Fee to be paid by Borrower pursuant to ***Section 5.06*** or cause Borrower to incur any other cost or expense or any increased cost or expense.

Section 5.05. Merger or Consolidation of Escrow Agent.

The Escrow Agent may merge or consolidate with another entity. Any corporation resulting from any merger or consolidation to which the Escrow Agent or any successor to it shall be a party, or any corporation in any manner succeeding to all or substantially all of the corporate trust business of the Escrow Agent or any successor escrow agent, shall be the successor escrow agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, if not an affiliate of the Escrow Agent, shall satisfy the requirements for a successor to the Escrow Agent set forth in ***Section 5.03***.

Section 5.06. Compensation of Escrow Agent.

As compensation for its services hereunder, the Escrow Agent shall be paid the Annual Fee, as set forth in ***Exhibit B*** and shall be paid as provided in ***Section 3.01****Error! Reference source not found.*. The fees of the Escrow Agent for the performance of its services hereunder shall not be increased without the consent of the Borrower. In addition, the Escrow Agent shall be entitled to reimbursement for its out-of-pocket costs and expenses incurred hereunder (including, without limitation, reasonable, documented, out-of-pocket, third party attorneys' fees and expenses). The fees and expenses of the Escrow Agent shall be the responsibility of the Borrower. The Borrower further agrees to reimburse the Escrow Agent within five (5) Business Days following Escrow Agent's written request for all reasonable, documented, out-of-pocket third-party expenses, costs, disbursements and advances incurred or made by it in accordance with any provision of this Agreement (including the compensation and the expenses and disbursements of its third-party agents and counsel), to the extent such expense, cost, disbursement or advance is not otherwise recovered by Escrow Agent from any Account pursuant to the procedures set forth herein, and except any such expense, disbursement or advance as may be attributable to its own gross negligence or willful misconduct, or criminal acts; and to indemnify, or cause to be indemnified, each of the Escrow Agent and any predecessor Escrow Agent for, and to hold it harmless against, any loss, liability, cost or expense incurred, except as the result of its own gross negligence, willful misconduct or criminal acts, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 5.07. Liability of the Escrow Agent.

(a) *Authenticity*. The Escrow Agent shall be protected and shall incur no liability in acting or refraining from acting or proceeding in good faith upon any resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher or other paper or document which it shall in good faith believe to be genuine, to have been signed or presented by the proper party or parties and to have been issued pursuant to any of the provisions of this Agreement and under the other Loan Documents, and the Escrow Agent shall be under no duty to make any investigation or inquiry as to any statement contained or matters referred to in any such instrument beyond such good faith belief, but may accept and rely upon the same as conclusive evidence of the truth and accuracy of such statements unless an Authorized Officer of the Escrow Agent shall have actual knowledge of the inaccuracy of any such statement.

(b) *Authorized Officer Certificate*. Whenever in the administration of its duties or the exercise of its rights under this Agreement, the Escrow Agent, in its reasonable judgment, shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless otherwise prescribed) shall, unless the Escrow Agent shall have received written notice from the Lender or the Borrower that a Default or Event of Default then exists, be deemed to be conclusively proved and established by the certificate of Authorized Officers of the Borrower which has been consented to by an Authorized Officer of the Lender, and such certificate shall be full warranty to the Escrow Agent for any action taken or suffered under the provisions of this Agreement upon the faith thereof, or the Escrow Agent may accept such other evidence as it may deem reasonable, and, if the Escrow Agent shall have received written notice that a Default or Event of Default then exists, any such matter shall be deemed to be conclusively proved and established by the certificate of an Authorized Officer of the Lender. Any request, order, notice or other direction required or permitted to be furnished pursuant to any provision hereof by the Borrower to the Escrow Agent shall be sufficiently executed if executed in the name of the Borrower, by Authorized Officers thereof.

(c) *Authorized Representatives*. The Escrow Agent may execute any of the trusts or powers hereof and perform the duties required of it hereunder and under the other Loan Documents by or through attorneys, agents or receivers, and the Escrow Agent shall not be responsible for the negligence or misconduct of any such Person appointed and supervised by the Escrow Agent with due care.

(d) *Correctness of Facts*. The recitals of fact herein and in each other Loan Document shall be taken as the statements of the Borrower and neither the Lender nor the Escrow Agent assumes any responsibility for the correctness, sufficiency or materiality of the same. Neither the Lender nor the Escrow Agent shall be under any obligation or duty to incur liability in the performance of its duties hereunder (other than liabilities arising under the Loan Documents themselves) or to institute or defend any suit in respect hereof, or to advance any of its own monies, unless properly indemnified as set forth in this Agreement.

(e) The Escrow Agent shall not be obligated, (i) except upon the express written direction of a Majority-in-Interest of Holders, to file or record any document, instrument or notice (including, without limitation, financing statements and continuation statements) in any public office at any time or times or to otherwise take any other action to create, preserve or perfect any security interest granted to it or held by it under the Loan Documents, (ii) to review or see to any insurance, or (iii) to review or see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Escrow Fund from funds available in the Escrow Fund.

(f) The Escrow Agent shall not be charged with knowledge of or be deemed to have notice of any Default, Event of Default or any event which with the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default or any event referred to in Section 5.01 of the Loan Agreement unless an Authorized Officer of the Escrow Agent (with direct responsibility for the administration of this Agreement) shall have actual knowledge thereof or the Escrow Agent shall have received written notice thereof, given in accordance with and to the Person identified in accordance with the provisions of *Error! Reference source not found.*, from the Lender, the Borrower or any Holder. Subject to ***Section 5.07(g)***, the Escrow Agent shall not be liable for any error of judgment made in good faith with respect to determining whether an event may become a Default or an Event of Default as set forth in the preceding sentence.

(g) *Errors*. The Escrow Agent shall not be liable for any error of judgment made in good faith, unless the Escrow Agent was grossly negligent in ascertaining the pertinent facts or acted with willful misconduct.

(h) *No Liability*. Except as otherwise expressly set forth herein, the Escrow Agent shall be protected and shall incur no liability in acting in good faith or proceeding upon any direction furnished by the Borrower, the Lender or the Holders in accordance with the terms of the Loan Documents or the BU Lease. The Escrow Agent shall have no liability hereunder or under any Loan Document except for its own gross negligence, willful misconduct or criminal acts.

(i) The Escrow Agent may consult with its counsel (provided that, except as otherwise provided herein, such counsel shall not also be counsel for the Borrower) with regard to legal questions and, in the absence of manifest error, the Escrow Agent shall be entitled to rely upon the written opinion of such counsel addressed to the Escrow Agent and the Lender in respect of any action taken, suffered or omitted in good faith by the Escrow Agent hereunder or under any Loan Document.

(j) The right of the Escrow Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Escrow Agent shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act.

(k) The Escrow Agent shall not be required to give any bond or surety in respect of the execution of the Escrow Fund created hereby or the powers granted hereunder.

(l) No provision of this Agreement or any related document shall require the Escrow Agent to expend or risk its own funds or otherwise incur any liability, financial or otherwise, if it shall have grounds to believe (in its sole determination) that repayment of such funds is not assured to it.

Section 5.08. No Responsibility for Sufficiency.

Neither the Escrow Agent nor the Lender shall be responsible for the sufficiency of any the Organizational Documents of the Lessor, the NSR Lease, or of the validity, adequacy or sufficiency of the assignment made of the right to receive Dividend/Distribution Payments or Lease Payments pursuant to the NSR Lease, or the value of the Railroad Assets or the Pledged Interests, or the grant of the security interests and liens contained in the Loan Documents, or the sufficiency of the Note. The Escrow Agent shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it under the terms of and in compliance with this Agreement except as set forth in ***Section 4.01(d)***.

ARTICLE VI.
AMENDMENT; ADMINISTRATIVE PROVISIONS

Section 6.01. Entire Agreement; Amendment.

This Agreement, including the Recitals hereto, constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and there are no other agreements or understandings, verbal or in writing, except as may be contained herein or in any other instruments being executed concurrently herewith or delivered in accordance with the provisions hereof, including, but not limited to, the Loan Agreement. This Agreement may not be modified or amended in any way, except pursuant to an instrument in writing duly executed by the Borrower, the Lender and the Escrow Agent. The consent to any such modification or amendment by the Lender shall be expressly governed by the provisions of the Trust Agreement. In executing, or accepting the additional duties created by, an amendment permitted by this ***Article VI*** or the modifications thereby of the duties created by this Agreement, the Escrow Agent shall be entitled to receive, and shall be fully protected in relying upon, a written opinion of counsel of the Borrower, addressed to the Escrow Agent and the Lender, stating that the execution of such amendment is authorized or permitted by this Agreement and the Loan Documents. The Escrow Agent may, but shall not be obligated to, enter into any such amendment which adversely affects the Escrow Agent's rights, duties, immunities or liabilities under this Agreement, the Loan Documents or otherwise.

Section 6.02. [Intentionally Omitted].

Section 6.03. Escrow Agent to Keep Records; Reports.

The Escrow Agent shall keep a copy of this Agreement and books and records of all moneys received and disbursed under this Agreement, which shall be available for inspection by the Lender, the Certificateholders and the Borrower, at any time during regular business hours.

Section 6.04. Notice.

All notices, requests, and other communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth in ***Schedule 2*** or such other address or telecopy number as such party may hereafter specify by notice to the other parties. Each such notice, request, or other communication shall be effective (i) if given by telecopy, when confirmation of receipt of such telecopy is transmitted to the notice provider, to the telecopy number specified in this ***Section 6.04*** (with a hard copy to follow within one Business Day by hand or by overnight courier), or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in ***Schedule 2***; ***provided***, that any notice to the Escrow Agent or the Trustee (by the means provided in ***clause (ii)***) above shall be effective only upon receipt by the Person designated in ***Schedule 2*** or another Authorized Officer thereof. Refusal of delivery shall constitute acceptance.

Section 6.05. Beneficiaries.

The agreements herein set forth shall be binding upon and inure to the benefit of CTL, the Lender, the Escrow Agent, the Borrower and their respective successors and permitted assigns. It is intended by the parties hereto that the rights and obligations of CTL, as initial Lender under this Agreement, are to be assumed and assigned immediately after entry into this Agreement to the Trust.

From and after the Loan Transfer, the Trust, as Lender, shall succeed to all of the rights and obligations of CTL, as initial Lender, under this Agreement, and, except as otherwise expressly set forth in any of the Loan Documents, CTL shall be released from all obligations under this Agreement. In no event shall the Trustee, in its individual capacity, have any liability hereunder as Lender, as successor to CTL, such liability being solely that of the Trust and restricted to the assets of the Trust.

Section 6.06. Governing Law.

THIS AGREEMENT SHALL IN ALL RESPECTS AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES). THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

Section 6.07. Severability.

Any provision of this Agreement found to be prohibited by law shall be ineffective only to the extent of such prohibition and shall not invalidate the remainder of this Agreement.

Section 6.08. Assignment.

Except in connection with a Sale permitted in ***Section 4.22*** of the Loan Agreement, this Agreement may not be assigned by the Borrower.

Section 6.09. Binding on Successors.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. A purchaser at a foreclosure sale or a deed in lieu of foreclosure sale shall be deemed to be the successor to the Borrower hereunder.

Section 6.10. Headings; Construction.

(a) Headings preceding the text of the several Articles and Sections hereof, and the table of contents, are solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

(b) All references herein to "Articles", "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Agreement, unless otherwise stated.

Section 6.11. Execution in Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute but one and the same instrument.

Section 6.12. Non-Recourse.

The Non-Recourse Provisions are hereby incorporated herein as if fully set forth herein and are deemed made to apply with equal force and effect hereto.

Section 6.13. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those related to the funding of terrorist activities and money laundering, the Escrow Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Escrow Agent. Accordingly, each of the parties agrees to provide to the Escrow Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Escrow Agent to comply with Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 6.14. Parties Interested Herein.

Nothing in this Agreement expressed or implied is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Borrower, the Lender and the Escrow Agent, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Agreement contained by and on behalf of the Borrower shall be for the sole and exclusive benefit of the Borrower, the Lender and the Escrow Agent.

Section 6.15. Termination.

Upon the indefeasible payment in full of all obligations under the Loan Documents and the termination of all other Loan Documents, this Agreement shall terminate. Upon the written request of the Borrower, the Lender and the Escrow Agent shall execute and deliver, at the cost and expense of the Borrower, such instruments as shall be necessary to reflect such termination.

Section 6.16. Waiver of Trial by Jury.

THE LENDER, THE BORROWER AND THE ESCROW AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE LENDER OR THE ESCROW AGENT, OR COUNSEL TO THE LENDER OR THE ESCROW AGENT, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER OR THE ESCROW AGENT WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT THE LENDER AND THE ESCROW AGENT HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

Section 6.17. Concerning the Trustee.

It is expressly understood and agreed by the parties hereto that (a) any and all references in this Agreement to the Trust, the Trust in its capacity as Lender, the Trustee of the Trust or the Lender (when the Lender is the Trust) (all the foregoing references being referred to herein shall be included in the definition of the ***"Trust"***) shall not be a reference to the Trustee in its individual corporate capacity, but solely and exclusively a reference to the Trust, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, covenants, undertakings or agreements by Zions Bancorporation, National Association but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Zions Bancorporation, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, (d) under no circumstances shall Zions Bancorporation, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents and (e) Zions Bancorporation, National Association shall not be responsible for monitoring the Trust's duties and obligations under the Loan Documents or ensuring its compliance with, or performance of, the terms thereof.

Section 6.18. Jurisdiction.

Each of the parties hereto hereby irrevocably agrees that any action, suit or proceedings against any of them by any of the aforementioned parties arising out of or in connection with this agreement shall be brought before the jurisdiction of any federal or state court of competent jurisdiction located in the Borough of Manhattan, New York City, New York.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

PW PWV HOLDINGS LLC, a Delaware limited liability company, as Borrower

By: ______________________
David H. Lesser
Manager

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CTL LENDING GROUP LLC, a Delaware limited liability company, as Lender

By: ______________________________
Thomas P. Zarrilli
Managing Director

[Escrow Agreement Signature Page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION, as Escrow Agent

By: ________________________________
Name: Eric Mitzel
Title: Vice President

[Escrow Agreement Signature Page]

Schedule I

Calculation of Amounts
(as of November 25, 2019)

Rent and Dividend/Distribution Payments

Annual	$	915,000.00
Quarterly	$	228,750.00

Quarterly Payment Amount

See Schedule I-A

Annual Fees (Trustee, Escrow Agent, Servicing)

Annual Fee	$	6,000.00
Quarterly Fee	$	1,500.00

Minimum Reserve Amount (Disbursement Account)

Minimum Reserve Amount	$	0.00

Schedule I-A

Quarterly Payment Amounts

December 29, 2019:	$87,631.67
March 29, 2020:	$223,324.05
All Payment Dates thereafter:	$224,250.00*

* Note: Due to rounding, the actual Quarterly Payment Amounts for certain Payment Dates may vary by $0.01 in either direction.

Schedule II

Notice Addresses

Lender:

CTL Lending Group, LLC
c/o CTL Capital, LLC
500 Fifth Avenue, Suite 4830
New York, New York 10110
Attention: Thomas P. Zarrilli
Tel.: 212-792-7860
Email: tom@ctlcapital.com

With copies to:

Thompson Hine LLP
3560 Lenox Road, NE, 16th Floor
Atlanta, Georgia 30326
Attention: Jonathan A. Olick
Tel.: 212-908-3911
Email: jonathan.olick@thompsonhine.com

And:

CTL 2019-20 Trust (PW)
c/o Zions Bancorporation, National Association
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel
Telephone: 412-208-0172
Email: eric.mitzel@zionsbancorp.com

Borrower:

PW PWV Holdings LLC
301 Winding Road
Old Bethpage, New York 11804
Attention: David Lesser

With a copy to:

Duane Morris LLP
222 Delaware Avenue, Suite 1600
Wilmington, DE 19801-1659
Attention: Christopher M. Winter
Telephone: 302-657-4904
Email: cmwinter@duanemorris.com

Escrow Agent:

Zions Bancorporation, National Association,
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel
Telephone: 412-208-0172
Email: eric.mitzel@zionsbancorp.com

Railroad Assets

Note: All Section references are to the NSR Lease

(a) The railroad properties consisting of real estate owned and operated by Lessor and described in Schedule A attached hereto.

(b) The additional property of a miscellaneous nature described in Schedule B attached hereto.

(c) All property acquired in replacement of or substitution for, and all additions, betterments and improvements to and extensions of, the property covered by this Section 1, and all after-acquired property of Lessor, acquired during the term of this Lease and appurtenant to or useful upon or in connection with the property covered by this Section 1, except for after-acquired property acquired by Lessor with the proceeds of the rent paid or payable by Lessee pursuant to subdivision (a) of Section 4 hereof.

Excluding the following:

(a) Motive power and rolling stock owned by Lessor at the commencement of the term of this Lease as provided in Section 3 hereof, all of which shall, by appropriate instruments of transfer delivered immediately prior to the commencement of the term of this Lease, be sold by Lessor to Lessee for a purchase price equal in amount to the depreciated book value of such motive power and rolling stock as reflected on Lessor's books for federal income tax purposes. Against delivery to Lessee of the aforesaid instruments of transfer, such purchase price shall be paid by Lessee to Lessor by certified or bank cashier's check drawn on Pittsburgh funds, and the full amount thereof shall immediately be used by Lessor until exhausted to pay and discharge to the extent possible such indebtedness owing by Lessor to others as Lessee may select and designate by written notice to the Lessor.

(b) Shares of stock issued by Lessor and held in its treasury at the commencement of the term of this Lease as provided in Section 3 hereof.

(c) Books and records of Lessor which are needed by Lessor in order to carry out its obligations under this Lease.

(d) Rights, privileges and franchises of Lessor requisite for the preservation of its corporate existence and for the proper performance by it of the terms and provisions of this Lease or of any obligations imposed by law.

(e) After-acquired property acquired by Lessor with the proceeds of the rent paid or payable by Lessee pursuant to subdivision (a) of Section 4 hereof.

Schedule A

Real Estate Railroad Properties Owned and Operated by The Pittsburgh & West Virginia Railway Company

All right, title and interest of The Pittsburgh & West Virginia Railway Company in and to any and all land and improvements or other inherently permanent structures situate thereon which may be under, along or adjacent to the following lines of railroad:

(1) A line of railroad one hundred eleven and twenty-one one-hundredths (111.21) miles in length, extending from a connection with the line of railroad of The Pittsburgh & Lake Erie Railroad Company at Connellsville, Fayette County, Commonwealth of Pennsylvania, through Fayette, Westmoreland, Washington and Allegheny Counties in the Commonwealth of Pennsylvania, Brooke County in the State of West Virginia, and Jefferson and Harrison Counties in the State of Ohio, to a connection with the line of railroad of The Wheeling and Lake Erie Railway Company (The New York, Chicago and St. Louis Railroad Company, Lessee) at Pittsburgh Junction, Harrison County, State of Ohio;

(2) A branch line of railroad, known as the Donora Branch, five and ninety one-hundredths (5.90) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Sudan to a connection with the line of railroad of the Donora Southern Railroad Company at Baird, all in Washington County, Commonwealth of Pennsylvania;

(3) A branch line of railroad, known as the Clairton Branch, five and sixty one-hundredths (5.60) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Pierce to a connection with the line of railroad of The Pennsylvania Railroad Company at Clairton, all in Allegheny County, Commonwealth of Pennsylvania;

(4) A branch line of railroad, known as the Mifflin Branch, three and forty-six one-hundredths (3.46) miles in length,

extending from a connection with the line of railroad described in the foregoing subdivision (1) at Longview to a connection with the line of railroad of Union Railroad Company at Mifflin Junction, all in Allegheny County, Commonwealth of Pennsylvania;

(5) A branch line of railroad, known as the West End Branch, two and twenty-seven one-hundredths (2.27) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Belt Junction to a connection with the line of railroad of The Pittsburgh & Lake Erie Railroad Company at West End, all in the City of Pittsburgh, Allegheny County, Commonwealth of Pennsylvania; and

(6) A branch line of railroad, known as the Bell Branch, three and fifteen one-hundredths (3.15) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Virginia, Brooke County, State of West Virginia, to Bellfield, Washington County, Commonwealth of Pennsylvania.

Schedule B

Additional Properties of The Pittsburgh & West Virginia Railway Company

All right, title and interest of The Pittsburgh & West Virginia Railway Company, whether legal or equitable, in and to all equipment, machinery, tools, materials and supplies, cash, investments, securities, claims, intangibles, choses in action, rights (contractual or otherwise), interests, franchises and all other property owned by The Pittsburgh & West Virginia Railway Company, excepting real properties listed on Schedule A hereto and property not demised listed in Section 2 hereof.

Exhibit A

Reserved

Exhibit B

Zions Bancorporation, National Association
Fee Schedule

Exhibit C

Form of

WRITTEN DIRECTION CONCERNING INVESTMENT OF MONIES

The undersigned, PW PWV HOLDINGS LLC (the ***"Borrower"***), hereby directs and certifies, with respect to the Escrow Agreement, dated November 25, 2019 (the ***"Escrow Agreement"***) among the Borrower, CTL 2019-20 TRUST (PW), successor to CTL Lending Group LLC, as Lender, and ZIONS BANCORPORATION, NATIONAL ASSOCIATION, as Escrow Agent, that:

(a) The Escrow Agent is hereby directed by the Borrower pursuant to Section 4.01(a) of the Escrow Agreement, to invest monies on deposit in the Escrow Fund in the following investments (the "Investments"):

> [Insert description of investments, including amount, price, rate of return and seller or source of investment.]

(b) The Borrower hereby certifies to the Escrow Agent that the Investments are Permitted Investments, as defined in the Escrow Agreement.

(c) Upon the investment of such monies in such Investment, the Escrow Agent, for the benefit of the Lender, will have control of such Investment pursuant to the terms of the Escrow Agreement, subject to no prior Liens.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Escrow Agreement.

IN WITNESS WHEREOF, the undersigned has set his name hereto this ___ day of _______, ____.

PW PWV HOLDINGS LLC, a California limited liability company

By: ______________________________
David H. Lesser
Manager

Exhibit D

CERTIFICATE CONCERNING CHANGE OF AMOUNTS

The undersigned, PW PWV HOLDINGS LLC, a California limited liability company (the ***"Borrower"***), hereby certifies, with respect to the amounts set forth on Schedule [I] [I-A] to the Escrow Agreement, dated November 25, 2019 (the ***"Escrow Agreement"***) among the Borrower, CTL 2019-20 TRUST (PW), successor to CTL Lending Group, LLC, as Lender, and ZIONS BANCORPORATION, NATIONAL ASSOCIATION, as Escrow Agent, that:

(a) The amount[s] indicated on Schedule [I] [I-A] to the Escrow Agreement for [indicate amounts that have changed] need to be revised because [state reason necessitating change].

(b) Appendix A to the Escrow Agreement defines [indicate amounts that have changed] as follows:

[Insert definitions from Appendix A].

(c) Attached hereto is a true, correct and complete copy of such Schedule [I] [I-A] [indicate material or back-up requiring change], as a result of which the revision to [indicate amounts that have been changed] is necessitated.

IN WITNESS WHEREOF, the undersigned has set his hand this ___ day of ________, ____.

PW PWV HOLDINGS LLC, a Delaware limited liability company

By: ______________________________
David H. Lesser
Manager

Date:

Exhibit E

ZIONS BANCORPORATION, NATIONAL ASSOCIATION
as Escrow Agent under that
certain Escrow Agreement
dated November 25, 2019 with
PW PWV HOLDINGS LLC,
and
CTL 2019-20 TRUST (PW), successor to
CTL Lending Group, LLC, as Lender

NOTICE OF REVISED AMOUNTS

The undersigned, the __________ of ZIONS BANCORPORATION, NATIONAL ASSOCIATION, as Escrow Agent (the ***"Escrow Agent"***) under the above referenced Escrow Agreement (the ***"Escrow Agreement"***), hereby gives notice that, pursuant to a Certificate Concerning Change of Amounts from PW PWV Holdings LLC dated __________, the amounts listed below, as set forth on Schedule [I] [I-A] to the Escrow Agreement, have been changed. Schedule [I] [I-A], as revised to reflect such change, is attached hereto.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION, as Escrow Agent

By: ____________________________
[Name]
[Title]

Dated:

Definitions and Rules of Usage

The terms defined herein have the respective meanings set forth herein for all purposes, and such meanings are equally applicable to both the singular and plural forms of the terms defined. The words ***"include"***, ***"includes"*** and ***"including"*** shall be deemed to be followed by the words ***"without limitation"*** whether or not they are in fact followed by such words or words of like impact. ***"Writing"***, ***"written"*** and comparable terms refer to printing, typing, lithography and other means of reproducing words in a visible form. Any instrument, agreement or other document defined or referred to herein means such instrument, agreement or other document as from time to time amended, modified or supplemented, including by waiver or consent, in accordance with the provisions hereof or thereof, and includes references to all appendices, exhibits, schedules, supplements, addendum and other attachments thereto and instruments, agreements or other documents incorporated therein. Any term defined below by reference to any instrument, agreement or other document has such meaning whether or not such instrument, agreement or other document is in effect. References to a Person are, unless the context otherwise requires, also to such Person's successors and assigns. All accounting terms not otherwise defined in any instrument, agreement or other document have the meanings assigned to them in accordance with generally accepted accounting principles in the United States (whether or not such is indicated), and, except as expressly provided, the term ***"generally accepted accounting principles"*** with respect to any computation required or permitted hereby shall mean such accounting principles as are generally accepted at the date of such calculation. The words ***"herein"***, ***"hereof"*** and ***"hereunder"*** and comparable terms refer, unless the context otherwise requires, to the entire agreement to which these Definitions and Rules of Usage are attached or incorporated and not to any particular article, section or other subdivision thereof. References herein to ***"Article"***, ***"Section"*** or another subdivision or to ***"Appendix"***, ***"Exhibit"***, ***"Schedule"*** or other attachment are, unless the context otherwise requires, to an article, section or subdivision thereof or an appendix, exhibit, schedule or other attachment thereto. References to any gender include, unless the context requires otherwise, references to all genders and references to the singular include, unless the context requires otherwise, references to the plural and vice versa. ***"Shall"*** and ***"will"*** have equal force and effect. Terms defined in the Loan Agreement, the Escrow Agreement and the Trust Agreement and not otherwise defined herein are incorporated herein by this reference.

"Account Pledge Agreement" means the Deposit Account Pledge Agreement, dated the Closing Date, by the Lessor in favor of the Borrower, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Accounts" means each of the accounts established under and as defined in the Escrow Agreement in the Escrow Fund, including, without limitation, the Capital Proceeds Account, the Disbursement Account, the Payment Account and the ZB Fee Account, each of which Accounts shall be an Eligible Account.

"Affiliate", with respect to any Person, means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, the term ***"control"*** (including the correlative meanings of the terms ***"controlled by"*** and ***"under common control with"***), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

"Annual Bank Fee" means $6,000.00 per year, payable to the Bank, as compensation for its ordinary services as Trustee, Escrow Agent and deposit bank under the DACA.

"Assignment of Account Pledge Agreement" means the Assignment of Account Pledge Agreement and Deposit Account Control Agreement, dated the Closing Date, from the Borrower in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Authorized Officer" when used with respect to (a) the Borrower, means the trustee, Chief Executive Officer, President, Chief Financial Officer, any Vice President, Secretary, Assistant Secretary, Treasurer, Manager or other authorized officer of the Borrower or the Managing Member; (b) the Escrow Agent or the Trustee, means the officer of the Trustee or Escrow Agent with direct responsibility for the Escrow Agreement or the Loan Documents, as the case may be; and (c) for any other corporation, the President, any Vice President, Secretary, Assistant Secretary, Treasurer, Managing Director or Director of such other corporation, any Assistant Vice President or any other officer of such other corporation designated in writing by the board of directors of such other corporation as an Authorized Officer for purposes of the Loan Documents.

"Bank" means ZB.

"Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended, and as the same may be further amended, and any other Laws with respect to bankruptcy, insolvency or reorganization that are successor thereto.

"Base Rent" means the annual rent payable by the Lessee under the NSR Lease, as set forth in Schedule I to the Escrow Agreement.

"Board Resolution" means, (a) with respect to any corporation, a resolution duly adopted by its Board of Directors, (b) with respect to any limited liability company, a resolution duly adopted by the appropriate body of its manager or managing member and (c) with respect to any limited partnership, a resolution duly adopted by the Board of Directors or equivalent governing body of its general partner.

"Borrower" means PW PWV Holdings LLC, a Delaware limited liability company.

"Business Day" means any day other than a Saturday or Sunday or other day on which banks in New York, New York or Pittsburgh, Pennsylvania are authorized or required to be closed.

"Capital Proceeds Account" has the meaning set forth in Article I of the Escrow Agreement.

"Certificateholder" or *"Holder"* means any registered or beneficial holder or owner of any of the Certificates.

"Certificates" means the $15,500,000.00 CTL 2019-20 Trust (PW) Lease-Backed Pass-Through Certificates, issued under and pursuant to the Trust Agreement.

"Closing Date" means November 25, 2019.

"Closing Statement" has the meaning set forth in Article I of the Escrow Agreement.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

"Collateral" means all property constituting a part of the security for the Loan pursuant to the Collateral Documents.

"Collateral Documents" means the Account Pledge Agreement, the Assignment of Account Pledge Agreement, the DACA, the Negative Pledge, the Pledge Agreement and the Escrow Agreement.

"Controlling Entity" means

(a) in the case of

(i) any entity which is a corporation, such corporation itself,

(ii) any entity which is a limited partnership, the general partner of such limited partnership, and

(iii) any entity which is a limited liability company, the manager or managing member of such limited liability company; and

(b) any Person or entity which owns, directly or indirectly, more than 50% of the voting power of the subject entity.

"DACA" means the Deposit Account Control Agreement, dated the Closing Date, among the Borrower, the Lessor and the Bank, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Debt" means, in respect of any Person, (i) indebtedness for borrowed money or the deferred purchase price of property or services (excluding obligations under agreements for the purchase price of goods and services in the normal course of business which are not more than 90 days past due), (ii) obligations as lessee under leases that shall have been or should be, in accordance with GAAP, recorded as capital leases, (iii) obligations (whether matured or contingent) with respect to any letters of credit issued for the account of such Person, (iv) obligations under direct or indirect guaranties or other similar contingent liabilities in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of indebtedness or obligations of others of the kinds referred to in clause (i), (ii) or (iii) above, and (iv) all Debt of another Person secured by a Lien on any property owned by the first Person (whether or not such Debt has been assumed by said first Person).

"Default" means the occurrence of any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

"Default Period" means any period during which an Event of Default has occurred and is continuing.

"Default Rate" means the lower of

(a) the maximum rate of interest permitted to be charged by law and

(b) the rate which is the stated rate of interest on the Note plus 500 basis points.

"Demised Premises" means the property demised under Section 1 of the NSR Lease, and expressly excludes any property listed in Section 2 of the NSR Lease.

"Deposit Account" has the meaning set forth in the DACA.

"Disqualified Person" shall have the meaning ascribed to such term in ERISA.

"Dividend/Distribution Payments" has the meaning set forth in Article I of the Escrow Agreement.

"Eligible Account" means an account maintained by the Escrow Agent which is

(a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which is an Eligible Institution or

(b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations, Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity.

Each Eligible Account

(i) shall be a separate and identifiable account from all other funds held by the holding institution, and

(ii) shall be established and maintained in the name of the Escrow Agent, as the case may be, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the secured parties.

"Eligible Institution" means, with respect to any deposit account held hereunder, either (a) if the deposits are to be held in the account for more than 30 days, a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations of which are rated at least AA by S&P and the equivalent by Moody's at the time of the deposit therein, or (b) if the deposits are to be held in the account for 30 days or less, the short-term unsecured debt obligations of such depository institution or trust company, as the case may be, are rated not lower than A-1+ by S&P or the equivalent by Moody's at the time of the deposit therein.

"Escrow Agent" means the Bank, in its capacity as escrow agent under the Escrow Agreement, or any substitute or successor pursuant to the terms thereof.

"Escrow Agreement" means the Escrow Agreement, dated the Closing Date, among the Borrower, the Escrow Agent and the Initial Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Escrow Fund" has the meaning set forth in Section 2.01 of the Escrow Agreement.

"Event of Default" has the meaning set forth in Section 5.01 of the Loan Agreement.

"Financing Statements" means those Uniform Commercial Code financing statements, delivered on the Closing Date with respect to the Collateral.

"GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

"Governmental Approval" means any consent or approval of any Governmental Authority.

"Governmental Authority" means any federal, state, county, municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality,

commission, arbiter acting pursuant to any express provision of federal or state law authorizing such arbitration or dispute resolution, court or any political subdivision of any of the foregoing.

"Guarantor" means Power REIT, a Maryland real estate investment trust.

"Guaranty" means the Guaranty of Recourse Obligations, dated the Closing Date, by the Guarantor in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Indemnified Parties" means the Lender, the Initial Lender, the Bank and the Escrow Agent, together with any, director, official, employee or attorney of any thereof.

"Initial Lender" means CTL Lending Group LLC, a Delaware limited liability company.

"Instruments of Assignment" means (1) that certain Assignment of Loan Documents, dated the Closing Date, by the Initial Lender in favor of CTL 2019-20 Trust (PW), (2) the Allonge, dated the Closing Date, by the Initial Lender, endorsing the Note to CTL 2019-20 Trust (PW) and (3) such other agreements and instruments, if any, as shall be executed and delivered by the Initial Lender in order to effect the sale of the Loan to CTL 2019-20 Trust (PW).

"***Investment Securities***" means a Permitted Investment of the type described in clause (a) of the definition thereof.

"Law" means a Legal Requirement.

"Lease Payments" means all amounts paid by the Lessee to the Lessor as rent pursuant to the NSR Lease.

"Leases" means all leases (including, without limitation, the NSR Lease) and licenses or other occupancy agreements or arrangements heretofore or hereafter entered into by the Lessor granting any Person a right of possession to or occupancy of, or the right to conduct any activity in, all or any part of the Railroad Assets, including any guaranties, extensions, renewals, modifications or amendments thereof and all additional remainders, reversions and other rights and estates appurtenant thereunder.

"Legal Requirement" means any constitution, treaty, law, statute, ordinance, order, rule, regulation, other requirement of a Governmental Authority, and all conditions of any permit.

"Lender" means the Initial Lender, and, after the Loan Transfer, the Trust, together with its successors and assigns. At any time that the Lender is the Trust, the term ***"Lender"*** shall mean the Trust.

"Lessee" means Norfolk and Western Railway Company, now known as Norfolk Southern Railway Company.

"Lessor" means the Pittsburgh & West Virginia Railroad, a Pennsylvania business trust.

"Lien" means any lien, claim, security interest, mortgage, trust arrangement, judgment, charge, easement, encumbrance, title retention, preferential right or any other security agreement, arrangement or similar right in favor of any Person.

"Loan" means the Loan made by the Initial Lender to the Borrower pursuant to the Loan Agreement, in the original principal amount of $15,500,000.00, evidenced by the Note.

"Loan Agreement" means the Loan Agreement, dated the Closing Date, between the Borrower and the Initial Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Loan Documents" means the Loan Agreement, the Note, the Escrow Agreement, the Pledge Agreement, the Negative Pledge, the DACA, the Account Pledge Agreement, the Assignment of Account Pledge Agreement, the Guaranty, and each of the other agreements and instruments executed and delivered in connection with the Loan.

"Loan Transfer" means the sale of the Loan and the Loan Documents to the Trustee by the Initial Lender.

"Make-Whole Premium" means an amount equal to the present value of the scheduled interest and principal payments from the date of prepayment to the due date of the Note being redeemed discounted at the Reinvestment Yield (as hereinafter defined), compounded on a 30/360 basis (as defined in the Note), less the principal balance of the Note being prepaid. The Make-Whole Premium and Reinvestment Yield will be calculated by Lender. ***"Reinvestment Yield"*** shall mean a rate of interest per annum equal to the yield to maturity as implied by the yields reported, as of 10:00 a.m. (New York City time) on the third business day preceding the date set for redemption (the ***"Quote Date"***) on the display designated as "PX1" of the Bloomberg Financial Markets Screens (or such other display as may replace PX1 of Bloomberg) for actively traded United States Treasury Notes having a maturity equal to the Weighted Average Life of the Note as of the date of prepayment (plus 50 basis points) converted to a bond equivalent yield in accordance with accepted financial practices. In the event there is not an active treasury equal to the Weighted Average Life the implied yield will be calculated using BLOOMBERG's ICURVE FUNCTION or if this function does not exist interpolating, as described below, using, in order of priority (i) the active treasury yields displayed on Bloomberg's PX1 page and then (ii) the Treasury Constant Maturity Series Yields reported for the latest day for which such yields have been reported as of the third business day preceding the date of redemption in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded United States Treasury Notes having a constant maturity equal to the Weighted Average Life of the Note as of the date of prepayment. Such implied yield will be determined, if necessary, by (a) interpolating linearly between the actively traded United States Treasury Notes found on Bloomberg, or in the Federal Reserve Statistical Release H.15 with the maturities (1) closest to and less than such Weighted Average Life and (2) closest to and greater than such "Weighted Average Life," (b) plus 50 basis points. The resulting total of (a) plus (b) is then converted to a bond equivalent yield using accepted financial practices. ***"Weighted Average Life"*** shall mean the sum of all Year Amounts (as hereinafter defined) divided by the principal balance of the Note. A ***"Year Amount"*** shall equal the amount derived by multiplying the principal amount to be paid on the Note on a Payment Date by the Period Percentage (as hereinafter defined). The ***"Period Percentage"***, as calculated separately for each Payment Date, shall be the actual number of days from the redemption date to the applicable Payment Date divided by 360.

"Maturity Date" means the day which is the earlier to occur of

(a) the stated maturity date of the Note or

(b) the date on which payment of the Note shall have been accelerated pursuant to the terms thereof and of the Loan Agreement.

"Moody's" means Moody's Investors Service, Inc.

"Negative Pledge" means the Negative Pledge Agreement, dated the Closing Date, by the Lessor in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"No-Consent Lease Amendment" means any amendment or modification to the NSR Lease to which the Lessor is expressly required to agree pursuant to the express terms of the NSR Lease as in effect on the Closing Date.

"Non-Default Period" means any time other than during a Default Period.

"Non-Recourse Person" means any member, manager, employee, officer, director or other Person, directly or indirectly, holding a beneficial interest in the Borrower.

"Non-Recourse Provisions" means the provisions of Section 2.09 of the Loan Agreement.

"Note" means the Note, dated the Closing Date, issued by the Borrower to the Initial Lender, pursuant to the Loan Agreement, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"NSR Lease" means that certain Lease, dated as of July 12, 1962, between the Lessor and the Lessee.

"Officer's Certificate" means a certificate delivered to the Lender that has been signed by an Authorized Officer of the Borrower.

"Organizational Documents" means, with respect to any entity which is a corporation, its articles or certificate of incorporation and its by-laws, with respect to any entity which is a limited partnership, its certificate of limited partnership and its agreement of limited partnership, and, with respect to any entity which is a limited liability company, its certificate of formation and operating agreement as in existence from time to time.

"Payment Account" has the meaning set forth in Article I of the Escrow Agreement.

"Payment Date" means each March 29, June 29, September 29 and December 29, commencing the first such date following the Closing Date, without regard to whether such date is a Business Day.

"Payment of All Obligations" has the meaning set forth in Article I of the Escrow Agreement.

"Permit" means any license, permit, authorization, permission, consent, sanction or other grant of a right or privilege, including any Governmental Approval.

"Permitted Debt" means the Note and trade payables which are incurred in the ordinary course of business and which are paid within 45 days of the date incurred.

"Permitted Investment" means any of the following:

(a) obligations of, or obligations guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America, including:

(iii) U.S. treasury obligations;

(iv) all direct or fully guaranteed obligations;

(v) Farmers Home Administration;

(vi) General Services Administration;

(vii) Guaranteed Title XI financing; and

(viii) Government National Mortgage Association;

provided, that any security used for defeasance must provide for the timely payment of principal and interest and cannot be callable or prepayable prior to maturity or earlier redemption of the Certificates (excluding securities that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

(b) obligations of any of the following federal agencies, which obligations represent the full faith and credit of the United States of America, including:

(i) Export-Import Bank;

(ii) Rural Economic Community Development Administration;

(iii) U.S. Maritime Administration;

(iv) Small Business Administration;

(v) U.S. Department of Housing & Urban Development (PHAs);

(vi) Federal Housing Administration; and

(vii) Federal Financing Bank;

(c) direct obligations of federal agencies, which obligations are not fully guaranteed by the full faith and credit of the United States of America which are approved by the Lender; and

(d) investments in money market funds, including funds of ZB or its Affiliates, rated in the highest rating category for such type of investment by Moody's and S&P.

The value of the above investments shall be determined as follows: (A) for the purpose of determining the amount in any fund, all Permitted Investments credited to such fund shall be valued at fair market value. The Escrow Agent shall determine the fair market value based on accepted industry standards and from accepted industry providers. Accepted industry providers shall include but are not limited to pricing services provided by Financial Times Interactive Data Corporation, J.P. Morgan Chase, or Goldman Sachs; and (B) as to certificates of deposit and bankers' acceptances, the face amount thereof, plus accrued interest thereon.

"Permitted Liens" means (a) Liens created by the Loan Documents; (b) the NSR Lease; (c) Liens created by the Lessee under the NSR Lease and which are the obligation of the Lessee to discharge; and (d) easements, rights of way and other encumbrances on the Railroad Assets created by or permitted under the NSR Lease.

"Person" means any individual, limited liability company, sole proprietorship, corporation, partnership, joint venture, trust, unincorporated association, institution, Governmental Authority or any other legal entity.

"Pledge Agreement" means the Pledge and Security Agreement, dated the Closing Date, by the Borrower in favor of the Lender, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the Loan Documents.

"Pledged Interests" has the meaning set forth in Section 2 of the Pledge Agreement.

"Pledged Property" means the collateral pledged to the Initial Lender pursuant to the Collateral Documents, and expressly excludes any interest in the Escrow Fund.

"Prohibited Transaction" has the meaning set forth under ERISA.

"Quarterly Debt Service Installment" has the meaning set forth in Article I of the Escrow Agreement.

"Railroad Assets" means the assets and properties listed in Schedule 1 to the Loan Agreement.

"Related Party" means any direct or indirect member or holder of any beneficial interest in the Borrower and any officer, director or employee of any such interest holder.

"S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

"Sale" has the meaning specified in Section 4.15 of the Loan Agreement.

"Securities Act" means the Securities Act of 1933, as amended.

"Single-Purpose Entity" or ***"Special Purpose Entity"*** means a corporation, limited partnership, or limited liability company which, at all times from and after the Closing Date:

(a) has as its sole permitted purposes

(i) entering into the transactions contemplated by the Loan Documents;

(ii) acting as the sole owner of beneficial interests of a Pennsylvania business trust which enters into the transactions contemplated by the Loan Documents and the NSR Lease;

(iii) acting as a single-purpose entity member of a limited liability company which enters into the transactions contemplated by the Loan Documents; or

(iv) acting as the general partner of a limited partnership which enters into the Loan Documents;

(b) has not and will not engage in any business unrelated to its business, as set forth in ***clause (a)***;

(c) has not and will not have any assets other than

(i) those assets related to the conduct of its business as set forth under ***clause (a)***;

(ii) its member interest in the limited liability company described in *clause (a)*; or

(iii) its beneficiary interest in the Pennsylvania business trust described in *clause (a)*;

(iv) its general partner interest in the limited partnership described in *clause (a)*;

(d) except as otherwise expressly permitted by the Loan Documents, has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of partnership or membership interests, or amendment of its Organizational Documents;

(e) if such entity is a limited partnership, has as its only general partner, a general partner which is a single-purpose entity which is a corporation;

(f) [INTENTIONALLY OMITTED];

(g) [INTENTIONALLY OMITTED];

(h) if such entity is a corporation, the board of directors of such entity may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors shall have participated in such vote;

(i) has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

(j) without the unanimous consent of all of the partners, directors, members or managers, as applicable, has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest:

(i) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally;

(ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties;

(iii) make any assignment for the benefit of such entity's creditors, except in connection with the Loan Documents; or

(iv) take any action that might cause such entity to become insolvent;

(k) has maintained and will maintain its accounts, books, records and financial statements, accounting records and other entity documents separate from any other person or entity; provided such financial statements may be included as part of consolidated financial statements with its Affiliates;

(l) has maintained and will maintain its books, records, resolutions and agreements as official records;

(m) has not and will not commingle its funds or assets with those of any other entity and will maintain separate bank accounts in its own name;

(n) has held and will hold its assets in its own name;

(o) has conducted and will conduct its business in its name and has, maintains and uses its own stationery and invoices, which distinguish it from any other person or entity;

(p) has paid and will pay its own liabilities out of its own funds and assets;

(q) has observed all partnership, corporate or limited liability company formalities including, without limitation:

(i) if the entity is a partnership or a limited liability company, holding all partners or members meetings as are required under applicable law and the Organizational Documents thereof, giving proper notice of such meetings as required under applicable law and the Organizational Documents thereof;

(ii) if the entity is a corporation, holding all shareholder and board of director meetings, giving proper notice of such meeting, as required under applicable law and the Organizational Documents; and

(iii) complying with all other meetings and formalities as required under applicable law and/or Organizational Documents;

(r) has maintained and will maintain an arms-length relationship with its Affiliates;

(s) has no debt other than the Note and Permitted Debt;

(t) has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity;

(u) will not acquire obligations or securities of its partners, members or shareholders, as applicable;

(v) has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationary, invoices and checks;

(w) except pursuant to the Loan Documents, has not and will not pledge its assets for the benefit of any other person or entity;

(x) has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

(y) has not made and will not make loans to any person or entity;

(z) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it;

(aa) if such entity is a limited liability company or limited partnership, its Organizational Documents shall provide that such entity will dissolve only upon the bankruptcy of the managing member or general partner thereof;

(bb) has not entered and will not enter into or be a party to, any transaction with its partners, members, shareholders or its affiliates except for (i) agreements with Affiliates related to the design, development and construction of the Facility Site Interest and (ii) agreements which are otherwise in the

ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

(cc) has paid and will pay the salaries of its own employees from its own funds;

(dd) has maintained, at the time of determination is maintaining and intends to maintain adequate capital in light of its contemplated business operations; provided the foregoing shall not require any member to make additional capital contributions; and

(ee) if such entity is a limited liability company or limited partnership, and such entity has two or more members or general partners, as applicable, then such entity's Organizational Documents shall provide that such entity shall continue (and not dissolve) for so long as a solvent managing member or general partners, as applicable, exists.

"Special Purpose Provisions" means the provisions of the Organizational Documents of an entity that cause such entity to be a Special Purpose Entity.

"Stated Maturity", when used with respect to the Note or any installment of principal thereof or payment of interest thereon, means the date specified in such Note as the fixed date on which the Note or such installment of principal or payment of interest is due and payable.

"Taxes" means all real property, personal property, value added and other taxes on the Railroad Assets, any tax imposed directly or indirectly on the Lender with respect to the Railroad Assets or any Loan Document, all charges for any easement or agreement maintained for the benefit of the Railroad Assets, all general and special assessments, levies, permits, inspection and license fees, and all other charges and Liens, whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed against the Borrower, the Lessor or the Railroad Assets or arising in respect of the occupancy, use or possession thereof, and includes, without limitation, any payments in lieu of taxes which are required to be paid with respect to the Railroad Assets or any part thereof.

"Trust" has the meaning set forth in the Recitals to the Loan Agreement.

"Trust Agreement" has the meaning set forth in the Recitals to the Loan Agreement.

"Trustee" means ZB, solely in its capacity as trustee of the Trust, and not in its individual capacity.

"ZB" means Zions Bancorporation, National Association, a national banking association.

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this "***Agreement***") dated November 25, 2019 by **PW PWV HOLDINGS LLC**, a Delaware limited liability company ("***Pledgor***"), for the benefit of **CTL LENDING GROUP LLC**, a Delaware limited liability company (together with its successors and assigns, the "***Lender***").

RECITALS

A. Pursuant to that certain Loan Agreement (as same may be amended, restated, replaced, supplemented, consolidated or otherwise modified, the "***Loan Agreement***") dated the date hereof between the Lender, as lender, and the Pledgor, as borrower, the Lender has agreed to make a loan to the Pledgor in the initial principal amount of $15,500,000.00 (the "***Loan***").

B. Pledgor is the sole beneficial interest holder of all of the outstanding shares in Pittsburgh & West Virginia Railroad, a Pennsylvania business trust (the ***"Lessor"***).

C. To induce the Lender to make the Loan to Pledgor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor has agreed to pledge and grant a first priority security interest in the Collateral (as defined below) as security for the Obligations (as defined below).

Accordingly, the parties hereto agree as follows:

Section 1. Definitions. Terms defined in the Loan Agreement are used herein as defined therein. In addition, as used herein:

"***Collateral***" shall have the meaning ascribed thereto in Section 2 hereof.

"***Event of Default***" shall have the same meaning as "Event of Default" as defined in the Loan Agreement.

"***Obligations***" shall mean all of the obligations of Pledgor under the Loan Documents.

"***Pledged Interests***" shall have the meaning ascribed thereto in Section 2 hereof.

"***Relevant Documents***" shall mean the Amended and Restated Declaration of Trust of the Lessor, as any of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

"***Uniform Commercial Code***" shall mean the Uniform Commercial Code as in effect from time to time in the States of New York and Pennsylvania.

Section 2. Pledge and Delivery of Collateral.

2.1 The Pledge. As continuing collateral security for the prompt performance and payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Pledgor hereby irrevocably grants, pledges and assigns, subject to the terms of this Agreement and the other Loan Documents, a continuing first priority lien on and security interest in, and, as a part of such grant, pledge and assignment, hereby assigns to Lender as collateral security, all of Pledgor's right, title and interest in

the following property, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "*Collateral*"):

(a) its 100% share and beneficial interest in the Lessor (the "*Pledged Interests*");

(b) all cash dividends and distributions, interests, shares, securities, moneys, instruments, payments in kind, or real or personal property representing a dividend, a distribution or return of capital upon or in respect of the Pledged Interests, or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests, including, without limitation, a Dividend/Distribution Payments;

(c) all payments that constitute repayments of loans by Pledgor to Lessor;

(d) any property or capital distributed to Pledgor in connection with the recapitalization or reclassification of capital of Lessor or pursuant to the reorganization or partial or total liquidation of Lessor or Pledgor;

(e) all rights of Pledgor under the Relevant Documents or any other agreement or instrument relating to the Pledged Interests, including, without limitation, (i) all rights of Pledgor to receive moneys or distributions with respect to the Pledged Interests due and to become due under or pursuant to the Relevant Documents or any other document relating to the Pledged Interests, (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (iii) all claims of Pledgor for damages arising out of or for breach of or default under a Relevant Document, (iv) any right of Pledgor to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder and (v) its Voting Rights (as more particularly described in **Section 3.9**);

(f) all claims of Pledgor against Lessor; and

(g) all proceeds of and to any of the property of Pledgor described in clauses (a) through (f) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

2.2 Reserved.

2.3 Acknowledgment of Pledge. Upon the execution and delivery of this Agreement, Pledgor shall deliver to the Lessor a Notice and Direction in the form attached hereto as Exhibit B.

2.4 Representations and Warranties. Pledgor represents and warrants to Lender as follows:

(a) The Pledged Interests are "securities" under Article 8 of the Uniform Commercial Code and shall be governed by Article 8 of the Uniform Commercial Code as in effect from time to time within the Commonwealth of Pennsylvania.

(b) The Pledged Interests constitute all of the outstanding shares in the Lessor; there are no options or rights outstanding to acquire any shares in the Lessor.

(c) The Pledgor owns the Pledged Interests free and clear of any liens, encumbrances, rights, options and claims of any kind, and there are no restrictions upon the voting rights connected with or relating to, or upon the transfer of, the shares in Lessor other than as arising pursuant to this Agreement and other Loan Documents or as set forth in the Relevant Documents.

(d) The Pledgor has not entered into any agreement with any third party to act on such third party's instructions without further consent of Pledgor with respect to the Pledged Interests; and agrees that it will not enter into any such agreement with any third party concerning any Pledged Interests.

(e) The Pledged Interests have been duly authorized and validly issued, are fully paid and non-assessable, and are not subject to, nor will Pledgor at any time permit the Pledged Interests to become subject to, any restrictions governing its issuance, transfer, ownership or control other than those currently set forth in the Relevant Documents.

(f) Upon (i) the execution and delivery of this Agreement, (ii) the delivery to Lender of the endorsements in blank with respect to the Pledged Interests which are certificated, if any, and all other instruments of transfer relating thereto, and (iii) the filing of UCC financing statements naming Pledgor as the debtor and Lender as the secured party in the offices of the Secretary of State of the State of Delaware, or such other jurisdictions as Lender shall reasonably request and require, Lender will have a valid, perfected, continuing, first-priority security interest in or lien on the Collateral. All instruments of transfer, if any, are duly executed and give the Lender the authority they purport to confer. The grant and perfection of the security interests in all of the shares of Lessor and other Collateral for the benefit of Lender, in accordance with the terms hereof are not made in violation of the registration requirements of the Securities Act of 1933, any applicable provisions of other federal securities laws, state securities or "blue sky" laws, foreign securities law, or applicable general corporation law or any other applicable law.

The representations and warranties set forth in this Agreement shall survive the execution and delivery of this Agreement as to their accuracy on the date hereof.

Section 3. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, Pledgor hereby agrees with Lender as follows:

3.1 Delivery and Other Perfection.

(a) Pledgor hereby represents and warrants that as of the date hereof the Pledged Interests are uncertificated securities, and Pledgor has registered the pledge of the Pledged Interests in Lessor by Pledgor to Lender on Lessor's books and records. If, at any time, the Pledged Interests become certificated securities, the Pledgor shall deliver certificates representing or evidencing all the Pledged Interests to the Lender contemporaneously with the execution of this Agreement. Any certificates representing or evidencing Pledged Interests received by the Pledgor after the execution of this Agreement shall be delivered to the Lender promptly upon the Pledgor's receipt thereof and no such Pledged Interests shall be book-entry or uncertificated securities. All such certificates shall be held by the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right at any time, after an Event of Default has occurred and is continuing, to cause any or all of the Pledged Interests to be transferred of record into the name of the Lender or its nominee (but subject to the rights of the Pledgor hereunder) and to exchange certificates representing or evidencing Pledged Interests for certificates of smaller or larger denominations.

(b) At Lender's request, Pledgor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of Lender) to create, preserve or perfect the security interest granted pursuant hereto or, after the occurrence and during the continuance of an Event of Default, to enable Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Lender or its nominee (and Lender agrees that if any Collateral is transferred into its name or the name of its nominee,

Lender will thereafter promptly give to Pledgor copies of any notices and communications received by it with respect to the Collateral). Pledgor authorizes the Lender to file from time to time one or more financing statements describing the Collateral in appropriate jurisdictions without Pledgor's signature.

(c) Pledgor shall permit representatives of Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Lender to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by Pledgor with respect to the Collateral, all in such manner as Lender may reasonably require.

(d) By its execution of this Agreement below, Lessor agrees that during the continuance of an Event of Default, Lessor will comply with all instructions given by Lender without further consent from Pledgor.

3.2 Preservation of Rights. Except in accordance with applicable law, Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

3.3 Pledged Collateral; Distributions.

(a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to exercise all of Pledgor's rights under the Relevant Documents for all purposes not inconsistent with the terms of this Agreement, or any other Loan Document or any other instrument or agreement referred to herein or therein, including the right to exercise any and all voting rights, the right to receive distributions on the Collateral (subject to **Section 3.3(d)**) and other rights relating to the Pledged Interests.

(b) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Lender exercises any available right to declare any of the Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement or any other Loan Document, (i) all distributions on the Collateral shall be paid directly to Lender for application to the Obligations pursuant to the terms hereof and the Loan Agreement, (ii) if Lender shall so request in writing, Pledgor agrees to execute and deliver to Lender appropriate distribution and other orders and documents to that end and (iii) Pledgor hereby irrevocably authorizes and directs the Lessor, after an Event of Default and for so long as such Event of Default is continuing, to pay all such distributions on the Collateral directly to the Lender for application to the Obligations in the order, priority and manner set forth herein and in the Loan Agreement. The foregoing authorization and instructions are irrevocable, may be relied upon by the Lessor and may not be modified in any manner other than by the Lender sending to the Lessor a notice terminating such authorization and direction. As used in this **Section 3.3(b)**, the term "distribution" shall include, without limitation, the items described in **Sections 2.1(b), (c), (d)** and **(e)**.

(c) Anything to the contrary notwithstanding, (i) Pledgor shall remain liable under the Relevant Documents to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of the rights hereunder shall not release Pledgor from any of its duties or obligations under the Relevant Documents and (iii) Lender shall have no obligation or liability under the Relevant Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except as provided by applicable law, and, in each case, unless or until Lender forecloses on the Pledged Interests and/or accepts an executed Assignment of Interest.

(d) Pledgor hereby agrees that, immediately following the date hereof, it will direct the Lessor, in writing, to cause all distributions and other payments due to the Pledgor under the Relevant Documents to be deposited in the Escrow Fund, as defined in the Loan Agreement, for application as provided therein, and such direction shall be irrevocable until such time as all Obligations shall have been paid in full.

(e) Lender may not give any instructions to Lessor with respect to the Pledged Collateral unless an Event of Default has occurred and is continuing.

3.4 Events of Default; Remedies, etc. Any "Event of Default" as defined under the Loan Agreement shall constitute an Event of Default hereunder. During the period during which an Event of Default shall have occurred and be continuing:

(a) Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b) Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(c) Lender may, upon 15 Business Days' prior written notice to Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Lender or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Lender deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and Lender or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. Unless prohibited by applicable law, Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold shall be retained by Lender until the sale price is paid by the purchaser or purchasers thereof. Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Pledgor hereby waives all rights of marshaling the Collateral and any other security at any time held by Lender and any right of valuation or appraisal. Nothing contained in this Agreement shall be deemed to constitute a waiver by Pledgor that any sale of the Collateral be conducted in a commercially reasonable manner;

(d) Lender may exercise all rights, powers and privileges with respect to the Pledged Interests and the Relevant Documents to the same extent as Pledgor is entitled to exercise such rights, powers and privileges;

(e) Upon 15 Business Days written notice to Pledgor, Lender may cause the Pledged Interests to be sold in accordance with Subsection (c) above and, in connection therewith, cause each purchaser of all or any part of any Pledged Interests to be admitted as a new shareholder of the Lessor to the extent of such Pledged Interests, and cause Pledgor to withdraw as a shareholder or owner of the Lessor to the extent such Pledged Interests is sold (in accordance with Subsection (c) above), and complete by inserting the Effective Date (as defined therein) and the name of the assignee thereunder and deliver to such assignee each Assignment of Interest executed and delivered by Pledgor;

(f) Lender may exercise any and all rights and remedies of Pledgor under or in connection with the Relevant Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Relevant Documents;

(g) all payments received by Pledgor under or in connection with the Relevant Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender in the same form as so received (with any necessary indorsement); and

(h) remove any trustee of the Lessor.

The proceeds of each collection, sale or other disposition under this **Section 3.4** shall be applied by Lender to the Obligations pursuant to **Section 3.6** hereof.

Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale. Pledgor hereby specifically agrees that Lender shall not have any general duty or obligation to make any effort to obtain any particular price for any Collateral sold by Lender pursuant hereto and hereby specifically authorizes Lender, without limitation, to accept the first offer received, to approach or not to approach any potential purchasers and to dispose of the Collateral, all as Lender shall in its sole discretion determine.

3.5 Private Sale. Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to **Section 3.4** hereof conducted in a commercially reasonable manner. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

3.6 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this **Section 3**, shall be applied by Lender as provided in the Loan Agreement. As used in this **Section 3**, "*proceeds*" of Collateral shall mean cash, securities and other real

or personal property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Pledgor or any issuer of or obligor on any of the Collateral.

3.7 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Lender is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this **Section 3** and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Lender shall be entitled under this **Section 3** to make collections in respect of the Collateral, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

3.8 Termination. When all Obligations shall have been paid in full, Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever (except that Lender has not sold, created or suffered to exist thereon any lien, security interest or encumbrance in favor of any third party) any remaining Collateral and money received in respect thereof, to or on the order of Pledgor, shall return all certificates, proxies and stock powers evidencing the Collateral and file any UCC termination statements prepared by Pledgor.

3.9 Voting Rights.

(a) Pledgor hereby assigns to Lender all of its rights under the Relevant Documents to vote and give approvals, consents, decisions and directions and exercise any other similar rights (the "***Voting Rights***") with respect to any company action, in respect of Lessor, the Collateral and any other matter whatsoever, subject to the terms and provisions of this Agreement. Lender shall hold the Voting Rights so transferred to it under the terms and conditions hereinafter set forth.

(b) So long as no Event of Default has occurred and is continuing, Pledgor may exercise the Voting Rights, provided, however, that the Voting Rights shall not be exercised in a manner as to violate any provision of this Agreement, or any other Loan Document. Upon the occurrence and during the continuance of an Event of Default hereunder or under any other Loan Document, Lender shall have the right to exercise, in person or by its nominees or proxies, all Voting Rights transferred to it hereunder and Lender shall, with respect to any lawful company action, for which Voting Rights may be exercised, exercise the Voting Rights transferred to it by Pledgor in such manner as Lender in its sole discretion shall deem to be in Lender's best interests. Pledgor shall effect the directions of Lender in connection with any such exercise in accordance with this Agreement.

(c) In determining whether Lender is entitled to exercise the Voting Rights hereunder, Lessor shall be entitled to rely on a written notice from Lender stating that an Event of Default has occurred under the Loan Agreement or any other Loan Document, in which event no further direction from Pledgor shall be required to effect the assignment of Voting Rights hereunder from Pledgor to Lender, and Lessor shall immediately permit Lender to exercise all of the Voting Rights in respect of the business and affairs of Lessor. Pledgor hereby agrees that Lessor shall have no obligation to, and shall not, honor or observe any notice or direction of Pledgor that conflicts with or questions the authority of Lender as set forth in any such Lender's notice delivered pursuant to this Agreement.

3.10 Right to Become a Shareholder. In addition to the remedies set forth in **Section 3.4** hereof, upon the occurrence and during the continuance of an Event of Default, to the extent permitted by

applicable law, Lender may, by delivering written notice to Lessor and to Pledgor, succeed, or designate one or more nominees(s) to succeed, to all right, title and interest of Pledgor (including, without limitation, the right, if any, to vote on or take any action with respect to Lessor matters), as a shareholder of Lessor. Pledgor hereby irrevocably authorizes and directs Lessor on receipt of any such notice (a) to deem and treat Lender or such nominee in all respects as a shareholder (and not merely an assignee of a shareholder) of Lessor, entitled to exercise all the rights, powers and privileges (including the right to vote on or take any action with respect to all matters pursuant to the Relevant Documents, to receive all distributions, to be credited with the shareholders' capital attributable to such Collateral as is pledged hereby and to have all other rights, powers and privileges appertaining to such shares to which Pledgor would have been entitled had Pledgor's shares not been transferred to Lender or such nominees(s), and (b)(i) to file an amended declaration of trust of the Lessor, (ii) to amend the Relevant Documents or (iii) to execute and deliver consents of shareholders providing for the admittance of Lender as a shareholder or such nominee(s) in place of Pledgor, all in accordance with the Notice of Pledge and Direction Letter attached hereto as **Exhibit B**.

3.11 Further Assurances. Pledgor agrees that, from time to time upon the written request of Lender, Pledgor will execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order fully to effect the purposes of this Agreement, provided the same do not increase Pledgor's or Pledgor's obligations or diminish Pledgor's or Pledgor's rights. Pledgor hereby authorizes Lender, but without any obligation so to do, to file all financing and continuation statements and amendments to financing statements (including, without limitation, all UCC-1 and UCC-3 financing and continuation statements), naming Pledgor as debtor, with respect to any of the Collateral (including such as may be necessary to create, renew, extend and continue the perfection of the interest of Lender), and consents to a photocopy or other reproduction of this Agreement or of a financing statement being sufficient as a financing statement.

3.12 Cumulative Rights. Lender's rights and remedies hereunder are cumulative, at law or in equity, with any and all of Lender's other rights in connection with the Loan and Lender may exercise any of such rights or remedies in any order.

3.13 Transfers. Except as expressly provided in the Loan Agreement, Pledgor shall not, and shall cause Lessor to not, (a) directly or indirectly sell, assign, convey, transfer or otherwise dispose of any legal, beneficial or equitable interest in all or any part of the Collateral, (b) permit or suffer any owner, directly or indirectly, voluntarily or involuntarily, of any direct or indirect ownership or shares in the Collateral to transfer such interest, whether by transfer of partnership, membership, stock or other interest in any entity or otherwise, or (c) mortgage, pledge, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a lien or security interest in all or any part of the Collateral or any direct or indirect legal beneficial or equitable interest in the Collateral, Lessor or Pledgor.

Section 4. Miscellaneous.

4.1 No Waiver. No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

4.2 Governing Law.

(a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND PLEDGOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR (i) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN THE STATE OF NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN THE STATE OF NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

4.3 Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner and to the addresses set forth in the Loan Agreement.

4.4 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Pledgor and Lender. Any such amendment or waiver shall be binding upon Lender and Pledgor.

4.5 Successors and Assigns.

(a) This Agreement shall be binding upon the successors and assigns of Pledgor and, subject to the terms of the Loan Agreement, inure to the benefit of the successors and assigns of Lender (provided, however, that Pledgor shall not assign or transfer its rights hereunder without the prior written consent of Lender, to the extent such consent is required by the terms of the Loan Agreement). Without limiting the foregoing, Lender may at any time and from time to time without the consent of Pledgor, assign or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity, either separately or together with other property of Pledgor for such purposes in connection with a transfer of Lender's interest in the other Loan Documents, subject to and in accordance with the terms of the Loan Agreement, and on such terms as Lender shall elect, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise. Each representation and agreement made by Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to Lender shall be deemed to refer to, Lender and each of its successors and assigns.

(b) Without in any way limiting the foregoing provisions of this **Section 4.5**, Pledgor acknowledges and agrees that (i) on the date hereof, immediately following the closing of transactions

provided for hereunder, Lender will sell and assign all of Lender's right, title and interest in and to the Loan and the Loan Documents to CTL 2019-20 Trust (PW) and (ii) upon such sale and assignment, all references to Lender in this Loan Agreement and in any Loan Document shall be deemed to refer to CTL 2019-20 Trust (PW) and CTL 2019-20 Trust (PW) shall thereafter stand in the place and stead of Lender.

4.6 Indemnification. Pledgor hereby agrees to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any claim of any Person (1) relating to or arising out of the acts or omissions of Pledgor under this Agreement or the Relevant Documents (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (2) resulting from the ownership of or lien on any Collateral, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified); provided, however, that Pledgor shall have no liability for any obligation to indemnify Lender or any other Person with respect to losses, liabilities, claims, damages or expenses first arising from and after the date that the Pledged Interests are transferred to Lender or Lender's designee in connection with Lender's exercise of remedies.

4.7 No Election of Remedies.

(a) Without limitation as to any other right or remedy provided to Lender in this Agreement or the other Loan Documents, in the case of an Event of Default which has occurred and is continuing (i) Lender shall have the right to pursue all of its rights and remedies under this Agreement and the Loan Documents, at law and/or in equity, in one proceeding, or separately and independently in separate proceedings from time to time, as Lender, in its sole and absolute discretion, shall determine from time to time, (ii) Lender shall not be required to either marshall assets, sell any of the Collateral in any particular order of alienation (and may sell the same simultaneously and together or separately), or be subject to any "one action" or "election of remedies" law or rule with respect to any of the Collateral, (iii) the exercise by Lender of any remedies against any one item of Collateral will not impede Lender from subsequently or simultaneously exercising remedies against any other item of Collateral, (iv) all liens and other rights, remedies or privileges provided to Lender herein shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral and all Collateral has been sold and/or otherwise realized upon in satisfaction of the Debt, and (v) Lender may resort for the payment of the Debt to any security held by Lender in such order and manner as Lender, in its discretion, may elect and Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Agreement.

(b) Without notice to or consent of Pledgor and without impairment of the lien and rights created by this Agreement, Lender may, at any time (in its sole and absolute discretion, but Lender shall have no obligation to), execute and deliver to Pledgor a written instrument releasing all or a portion of the security interest and lien created by this Agreement and any UCC financing statement filed in connection herewith as security for any or all of the obligations of Pledgor now existing or hereafter arising under or in respect of the Note, the Loan Agreement and each of the other Loan Documents, whereupon following the execution and delivery by Lender to Pledgor of any such written instrument of release, this Agreement shall no longer secure such obligations so released.

4.8 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of

any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 5. Lender's Liability. Neither Lender nor any officer, director, employee or agent of Lender shall be liable for the consequence of any Voting Right cast or given by it in good faith nor have any duty or liability to preserve the Collateral or any rights pertaining thereto.

Section 6. Limitation of Liability. The Non-Recourse Provisions and the Exculpation Provisions are hereby incorporated herein in their entirety and deemed made applicable hereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed as of the day and year first above written.

PW PWV HOLDINGS LLC, a Delaware limited liability company, as Borrower

By: ______________________
David H. Lesser
Manager

STATE OF New York)
) ss.:
COUNTY OF Nassau)

SUSAN HOLLANDER
NOTARY PUBLIC, State of New York
No. 01HO6398092
Qualified in Nassau County
Commission Expires September 23, 2023

On the 8 day of November in the year 2019 before me, the undersigned, a Notary Public in and for said State, personally appeared, David H. Lesser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

____
(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires: 9/23/23

(Notary for Pledgor)

EXHIBIT A

RESERVED

EXHIBIT B

FORM OF NOTICE OF PLEDGE AND DIRECTION LETTER

PW PWV Holdings LLC
301 Winding Road
Old Bethpage, New York 11804

November 25. 2019

Pittsburgh & West Virginial Railroad
301 Winding Road
Old Bethpage, New York 11804

Ladies and Gentlemen:

Reference is made to the Amended and Restated Declaration of Trust of Pittsburgh & West Virginia Railroad (the ***"Organizational Documents"***). The undersigned, PW PWV Holdings LLC, a Delaware limited liability company (the ***"Sole Shareholder"***), is the owner of all of the outstanding beneficial interests in Pittsburgh & West Virginia Railroad, a Pennsylvania business trust (the ***"Company"***).

Pursuant to a Pledge and Security Agreement dated November 25, 2019 (the "***Pledge Agreement***") between the Sole Shareholder , as the pledgor, and CTL Lending Group LLC, a Delaware limited liability company (together with its successors and assigns, the ***"Lender"***), a copy of which is attached hereto, the Sole Shareholder has granted to the Lender a lien and security interest on all of the Sole Shareholder's right, title and interest in and to the Company and the property and assets of the Company, including, without limitation, rights to receive income, distributions, profits, gains and losses, dividends and to vote and/or manage the Company, all as and to the extent provided in the Organizational Documents (collectively, the "***Interest***") and all of the Sole Shareholder's rights under the Organizational Documents, including, without limitation, all of the Sole Shareholder's (a) rights to receive moneys due and to become due under or pursuant to the Organizational Documents, (b) rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Organizational Documents, (c) claims for damages arising out of or for breach of or default under the Organizational Documents, and (d) rights to perform thereunder and to compel performance, and otherwise exercise all rights and remedies thereunder (the ***"Collateral"***).

1. In connection with the pledge of the Collateral to the Lender by the Sole Shareholder, the Sole Shareholder hereby directs the Company to pay the Sole Shareholder's dividends and share of all net cash flow and other monies distributable by the Company to the Sole Shareholder (***"Available Cash"***) to the Lender, as follows:

Bank:	Zions Bank
ABA Number:	124000054
Credit to:	080000672
Final Credit	7218550: PW PWV 2019

The foregoing direction is intended by the Sole Shareholder and the Company to be irrevocable, unless the Lender shall have given its prior written consent or the loan which the Pledge Agreement

secured has been repaid in full. The Sole Shareholder and the Company hereby consent to any further direction given by the Lender with respect to the payment of the Sole Shareholder's share of Available Cash under the Organizational Documents during the continuance of an Event of Default.

2. The Sole Shareholder requests that the Company deliver directly to the Lender, at its address set forth below, copies of all notices, certificates and reports which are delivered to the Sole Shareholder, at its address set forth below, and copies of all notices, certificates and reports which are delivered to the Company:

CTL Lending Group LLC
500 Fifth Avenue, Suite 4830
New York, New York 10110
Attention: Thomas P. Zarrilli
Telephone: 212-792-7860
Email: tom@ctlcapital.com

With copies to:

CTL 2019-20 Trust (PW)
c/o Zions Bancorporation, National Association
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel
Telephone: 412-208-0172
Email: eric.mitzel@zionsbancorp.com

And

Thompson Hine LLP
3560 Lenox Road, NE
Atlanta, Georgia 30326
Attention: Jonathan A. Olick, Esq.
Telephone: 212-908-3911
Email: jonathan.olick@thompsonhine.com

3. The Sole Shareholder directs the Company to record and register on the books of the Company the Pledge of the Interest by the Sole Shareholder.

4. The Company acknowledges and agrees that (i) on the date hereof, immediately following the closing of transactions provided for hereunder, the named Lender herein will sell and assign all of Lender's right, title and interest in and to the Pledge Agreement and the lien and security interest created therein to CTL 2019-20 Trust (PW) and (ii) upon such sale and assignment, all references to Lender herein shall be deemed to refer to CTL 2019-20 Trust (PW) and CTL 2019-20 Trust (PW) shall thereafter stand in the place and stead of such named Lender.

The Sole Shareholder hereby requests the acknowledgment by the Company of the matters set forth herein.

Very truly yours,

PW PWV HOLDINGS LLC, a Delaware limited liability company

By: ______________________________
David H. Lesser
Manager

ACKNOWLEDGEMENT OF RECEIPT OF NOTICE AND DIRECTION AND
AGREEMENT TO COMPLY WITH INSTRUCTIONS

Pittsburgh & West Virginia Railroad hereby acknowledges receipt of the notice and direction set forth above and agrees that all payments of the Sole Shareholder's dividends and share of Available Cash shall be paid as set forth above. Pittsburgh & West Virginia Railroad further agrees to provide copies of all notices, certificates and reports to the Lender as set forth above and confirms that it has registered on the books of Pittsburgh & West Virginia Railroad the Pledge of the Interest by the Sole Shareholder.

The Pittsburgh & West Virginia Railway Company agrees that during the continuance of an Event of Default, it will comply with all instructions given by Lender without further consent from Pledgor.

PITTSBURGH & WEST VIRGINIA RAILROAD

By: ______________________________
David H. Lesser
President

NOTICE OF PLEDGE AND DIRECTION LETTER

PW PWV Holdings LLC
301 Winding Road
Old Bethpage, New York 11804

November 25. 2019

Pittsburgh & West Virginia Railroad
301 Winding Road
Old Bethpage, New York 11804

Ladies and Gentlemen:

Reference is made to the Amended and Restated Declaration of Trust of Pittsburgh & West Virginia Railroad (the ***"Organizational Documents"***). The undersigned, PW PWV Holdings LLC, a Delaware limited liability company (the ***"Sole Shareholder"***), is the owner of all of the outstanding beneficial interests in Pittsburgh & West Virginia Railroad, a Pennsylvania business trust (the ***"Company"***).

Pursuant to a Pledge and Security Agreement dated November 25, 2019 (the "***Pledge Agreement***") between the Sole Shareholder , as the pledgor, and CTL Lending Group LLC, a Delaware limited liability company (together with its successors and assigns, the ***"Lender"***), a copy of which is attached hereto, the Sole Shareholder has granted to the Lender a lien and security interest on all of the Sole Shareholder's right, title and interest in and to the Company and the property and assets of the Company, including, without limitation, rights to receive income, distributions, profits, gains and losses, dividends and to vote and/or manage the Company, all as and to the extent provided in the Organizational Documents (collectively, the "***Interest***") and all of the Sole Shareholder's rights under the Organizational Documents, including, without limitation, all of the Sole Shareholder's (a) rights to receive moneys due and to become due under or pursuant to the Organizational Documents, (b) rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Organizational Documents, (c) claims for damages arising out of or for breach of or default under the Organizational Documents, and (d) rights to perform thereunder and to compel performance, and otherwise exercise all rights and remedies thereunder (the ***"Collateral"***).

1. In connection with the pledge of the Collateral to the Lender by the Sole Shareholder, the Sole Shareholder hereby directs the Company to pay the Sole Shareholder's dividends and share of all net cash flow and other monies distributable by the Company to the Sole Shareholder (***"Available Cash"***) to the Lender, as follows:

Bank:	Zions Bank
ABA Number:	124000054
Credit to:	080000672
Final Credit	7218550: PW PWV 2019

The foregoing direction is intended by the Sole Shareholder and the Company to be irrevocable, unless the Lender shall have given its prior written consent or the loan which the Pledge Agreement secured has been repaid in full. The Sole Shareholder and the Company hereby consent to any further direction given by the Lender with respect to the payment of the Sole Shareholder's share of Available Cash under the Organizational Documents during the continuance of an Event of Default.

2. The Sole Shareholder requests that the Company deliver directly to the Lender, at its address set forth below, copies of all notices, certificates and reports which are delivered to the Sole Shareholder, at its address set forth below, and copies of all notices, certificates and reports which are delivered to the Company:

CTL Lending Group LLC
500 Fifth Avenue, Suite 4830
New York, New York 10110
Attention: Thomas P. Zarrilli
Telephone: 212-792-7860
Email: tom@ctlcapital.com

With copies to:

CTL 2019-20 Trust (PW)
c/o Zions Bancorporation, National Association
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel
Telephone: 412-208-0172
Email: eric.mitzel@zionsbancorp.com

And

Thompson Hine LLP
3560 Lenox Road, NE
Atlanta, Georgia 30326
Attention: Jonathan A. Olick, Esq.
Telephone: 212-908-3911
Email: jonathan.olick@thompsonhine.com

3. The Sole Shareholder directs the Company to record and register on the books of the Company the Pledge of the Interest by the Sole Shareholder.

4. The Company acknowledges and agrees that (i) on the date hereof, immediately following the closing of transactions provided for hereunder, the named Lender herein will sell and assign all of Lender's right, title and interest in and to the Pledge Agreement and the lien and security interest created therein to CTL 2019-20 Trust (PW) and (ii) upon such sale and assignment, all references to Lender herein shall be deemed to refer to CTL 2019-20 Trust (PW) and CTL 2019-20 Trust (PW) shall thereafter stand in the place and stead of such named Lender.

The Sole Shareholder hereby requests the acknowledgment by the Company of the matters set forth herein.

Very truly yours,

PW PWV HOLDINGS LLC, a Delaware limited liability company

By: ______________________
David H. Lesser
Manager

[Notice of Pledge and Direction Letter Signature Page]

ACKNOWLEDGEMENT OF RECEIPT OF NOTICE AND
DIRECTION AND
AGREEMENT TO COMPLY WITH INSTRUCTIONS

Pittsburgh & West Virginia Railroad hereby acknowledges receipt of the notice and direction set forth above and agrees that all payments of the Sole Shareholder's dividends and share of Available Cash shall be paid as set forth above. Pittsburgh & West Virginia Railroad further agrees to provide copies of all notices, certificates and reports to the Lender as set forth above and confirms that it has registered on the books of Pittsburgh & West Virginia Railroad the Pledge of the Interest by the Sole Shareholder.

The Pittsburgh & West Virginia Railway Company agrees that during the continuance of an Event of Default, it will comply with all instructions given by Lender without further consent from Pledgor.

PITTSBURGH & WEST VIRGINIA RAILROAD

By: ______________________
David H. Lesser
President

NEGATIVE PLEDGE AGREEMENT

This NEGATIVE PLEDGE AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this ***"Negative Pledge"***) is dated November 25, 2019, by PITTSBURGH & WEST VIRGINIA RAILROAD, a Pennsylvania business trust (the ***"Negative Pledgor"***).

Background

Reference is made to the Loan Agreement, dated the date hereof (as the same may from time to time be amended, restated or otherwise modified, the ***"Loan Agreement"***), by and between PW PWV HOLDINGS LLC, a Delaware limited liability company (the ***"Borrower"***) and CTL LENDING GROUP LLC (together with its successors and assigns, the ***"Lender"***).

Agreement

WHEREAS, pursuant to the Loan Agreement, the Lender is making a Loan to the Borrower;

WHEREAS, the Borrower owns 100% of the stock and/or beneficial interests of the Negative Pledgor;

WHEREAS, the Negative Pledgor is the owner of certain railroad assets located in Pennsylvania, Ohio and West Virginia, as more particularly described in ***Schedule 1*** (the ***"Railroad Assets"***), which are leased to the Norfolk and Western Railway Company (now known as the Norfolk Southern Railroad) (the ***"Lessee"***), pursuant to that certain Lease, dated as of July 12, 1962 (the ***"NSR Lease"***);

WHEREAS, the obligation of the Lender to make the Loan is subject to the condition, among others, that the Negative Pledgor enter into this Negative Pledge, pursuant to which the Negative Pledgor agrees not to encumber, sell or transfer its interest in any of the Railroad Assets (except as expressly required under the NSR Lease); and

WHEREAS, the Negative Pledgor acknowledges that, by virtue of its affiliations with the Borrower, the Negative Pledgor will derive direct and/or indirect benefit from the Loan;

WHEREAS, immediately following the execution and delivery of this Agreement, the Initial Lender will enter into the Instruments of Assignment in favor of CTL 2019-20 Trust (PW) (the ***"Trust"***), a trust established by the Initial Lender pursuant to a Trust Agreement, dated the date hereof (as amended and in effect from time to time, the ***"Trust Agreement"***), between the Initial Lender and Zions Bancorporation, National Association, as trustee (the ***"Trustee"***), pursuant to which the Initial Lender will sell, transfer and assign the Loan and the Loan Documents to the Trust and the Trust will become the Lender for all purposes of the Loan Documents; and

WHEREAS, any and all consents, directions and instructions to be given by the Lender hereunder shall be given by the Trustee or the Lender in accordance with and subject to the terms, conditions and provisions of the Trust Agreement, including, as applicable, subject to the

written consent and/or direction of the holders of the Trust Certificates as required pursuant to the Trust Agreement; and

WHEREAS, all acts, conditions and things required by law to exist, to have happened and to have been performed precedent to and in connection with the execution and delivery of this Agreement do exist, have happened and have been performed in due time, form and manner as required by law and the parties hereto are duly authorized to execute and deliver this Agreement;

NOW, THEREFORE, intending to be legally bound hereby, the Negative Pledgor agrees as follows:

1. **Definitions and Rules of Usage**. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in Appendix A to the Loan Agreement and the rules of usage set forth therein shall apply hereto.

2. **Negative Pledge**.

(a) The Negative Pledgor agrees that, except as expressly permitted in the Loan Agreement, so long as any Obligations are outstanding, or there remains any unpaid indebtedness or any default under any Loan Document, the Negative Pledgor shall not, directly or indirectly, create, incur, assume or permit to exist any Lien, other than Permitted Liens, on or with respect to any of its property or assets, including, without limitation, the Railroad Assets and the NSR Lease, of the Negative Pledgor.

(b) The Negative Pledgor agrees that so long as any Obligations are outstanding, or there remains any unpaid indebtedness or any default under any Loan Document, the Negative Pledgor may not sell, assign, transfer or otherwise dispose of any legal or beneficial right, title or interest in or to the Railroad Assets or the NSR Lease.

3. **Representations, Warranties and Covenants**. The Negative Pledgor represents, warrants and covenants, as applicable, to the Lender:

(a) *Representations and Warranties by the Borrower in the Loan Agreement.* The Negative Pledgor hereby makes and confirms each of the representations and warranties made by the Borrower in the Loan Agreement relating to the Negative Pledgor and the NSR Lease.

(b) *Railroad Assets*. The Negative Pledgor owns all of the Railroad Assets, free and clear of all Liens, other than Permitted Liens, including Liens created under the NSR Lease and required to be granted pursuant to the NSR Lease.

(c) *Amendment to Amended and Restated Declaration of Trust.* Without the prior written consent of the Lender, the Negative Pledgor will not amend, modify or repeal any provision of its Amended and Restated Declaration of Trust, as in effect on the Closing Date.

4. **Events of Default; Recourse Trigger Events.**

(a) *Events of Default.* The term ***"Event of Default"***, whenever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or come about or be effected by operation of law, or be pursuant to or in compliance with any applicable law), and such event shall continue to be an Event of Default if and for so long as it shall not have been remedied:

(i) the occurrence of a default by the Negative Pledgor in the due observance or performance of any covenant or agreement

(A) set forth in ***Section 2***; or

(B) in any other provision hereof in any material respect, and such default shall have continued for a period of thirty (30) days after written notice of such default is given by the Lender to the Negative Pledgor; ***provided, however***, if such default is not reasonably capable of cure within thirty (30) days, but the Negative Pledgor has commenced steps to cure such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, no Event of Default shall be deemed to have occurred unless such default remains uncured ninety (90) days after such notice;

(ii) any representation or warranty made by the Negative Pledgor herein was incorrect or misleading when made to an extent that is materially adverse to (A) all or any part of the rights, interests and security granted by the Loan Documents, (B) the validity or enforceability of the Note or the Certificates or (C) the interests of the Certificateholders;

(iii) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Negative Pledgor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Negative Pledgor under the Bankruptcy Code or federal or state law or law of the District of Columbia, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Negative Pledgor or of any substantial part of the Negative Pledgor's property, or ordering the winding up or liquidation of the Negative Pledgor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days;

(iv) the institution by the Negative Pledgor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Negative Pledgor to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Negative Pledgor of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable Federal or state law or law of the District of Columbia, or the consent by the Negative Pledgor to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Negative Pledgor of any substantial part of the Negative Pledgor's property, or the making by the Negative Pledgor of an assignment for the benefit of

creditors, or the admission by the Negative Pledgor in writing of its inability to pay its debts generally as they become due, or the taking of action by the Negative Pledgor in furtherance of any such action; and

(v) the occurrence of any Event of Default under the Loan Agreement.

(b) *Recourse Trigger Events*. The term ***"Recourse Trigger Event"*** shall mean the occurrence of an Event of Default under Section 4(a)(i)(A) and such Event of Default shall have continued for a period of sixty (60) days after written notice of such Event of Default is given by the Lender to the Negative Pledgor; ***provided, however***, that if such Event of Default adversely affects the obligations of the Lessee under the NSR Lease to pay Base Rent, such Event of Default shall immediately be a Recourse Event.

5. **Copies of Loan Documents.** The Negative Pledgor has heretofore received a true and correct copy of the Loan Agreement and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.

6. **Railroad Assets**. As of the date hereof, the list of the Railroad Assets set forth on ***Schedule 1*** hereto is true, complete and correct. To the extent, following the date hereof, the Negative Pledgor acquires any additional property or assets, such property and assets shall be subject to the terms hereof; and, the Negative Pledgor thereupon shall deliver an updated ***Schedule 1*** to the Lender together with any other documents necessary to implement the provisions and purposes of this Negative Pledge as the Lender may request.

7. **Successors and Assigns**. All rights of the Lender under this Negative Pledge shall inure to the benefit of its respective successors and permitted assigns. All obligations of the Negative Pledgor shall bind its successors and assigns; provided that the Negative Pledgor may not assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.

8. **Change of Distributions/Dividends**. The Negative Pledgor hereby covenants and agrees that, except as expressly permitted in the Loan Agreement, the Negative Pledgor shall not change its status as a disregarded entity for Federal income tax purposes or change its dividend/distribution policy in any manner that causes the Lessor not to dividend or distribute all Rent payments to the Borrower.

9. **Loan Agreement Covenants**. Pursuant to the Loan Agreement and the other Loan Documents, the Borrower, as the sole beneficial owner of the Negative Pledgor has agreed to cause the Negative Pledgor to take certain actions or refrain from taking certain actions. The Negative Pledgor covenants and agrees that it will take all actions required to be taken by it under the Loan Agreement and not take any actions which are prohibited to be taken by it under the Loan Agreement.

10. **Miscellaneous Provisions**.

(a) *Severability*. Any provision of this Agreement found to be prohibited by law shall be ineffective only to the extent of such prohibition and shall not invalidate the remainder of this Agreement.

(b) *Governing Law*. **THIS AGREEMENT SHALL IN ALL RESPECTS AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES). THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.**

(c) *Notices*. All notices, requests, and other communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth in ***Schedule 2*** or such other address or telecopy number as such party may hereafter specify by notice to the other parties. Each such notice, request, or other communication shall be effective (i) if given by telecopy, when confirmation of receipt of such telecopy is transmitted to the notice provider, to the telecopy number specified in ***Schedule 2*** (with a hard copy to follow within one Business Day by hand or by overnight courier), or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in ***Schedule 2***; ***provided***, that any notice to the Lender (by the means provided in clause (ii)) above shall be effective only upon receipt by the Person designated in ***Schedule 2*** or another Authorized Officer thereof. Refusal of delivery shall constitute acceptance.

(d) *Specific Performance; Equitable Remedies*. The Negative Pledgor acknowledges and agrees that, in addition to the other rights of the Lender hereunder and under the other Loan Documents, because the Lender's remedies at law for failure of the Negative Pledgor to comply with the provisions hereof relating to the Lender's right to enforce its remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, each such provision hereof may be specifically enforced.

(e) *Jurisdiction*. The Negative Pledgor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party in any way relating to this Agreement or the transactions relating hereto, in any forum other than any New York state or federal court sitting in New York County, New York, and any appellate court from any thereof, and the Negative Pledgor irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. The Negative Pledgor agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f) *Venue*. The Negative Pledgor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Negative Pledge in any court referred to in ***Section 10(e)***. The Negative Pledgor hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g) *Entire Agreement; Amendment.* This Negative Pledge constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements relating to subject matter hereof. This Negative Pledge may not be amended or supplemented except by a writing signed by the Lender and the Negative Pledgor.

(h) *Termination.* Upon indefeasible payment in full of the Secured Obligations and termination of the Loan Agreement, this Negative Pledge shall automatically terminate and be of no further force and effect.

(i) *Counterpart Execution.* This Negative Pledge may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. The Negative Pledgor acknowledges and agrees that a telecopy or other electronic transmission to the Lender of the signature pages hereof purporting to be signed on behalf of the Negative Pledgor shall constitute effective and binding execution and delivery hereof by the Negative Pledgor.

(j) *Non-Recourse Provisions*. The Non-Recourse Provisions are incorporated herein and made applicable hereto to the fullest extent as if set forth herein in their entirety.

(k) *Further Assurances.* In furtherance of the foregoing, the Negative Pledgor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Lender to carry out more effectively the provisions and purposes of this Negative Pledge.

(l) *Waiver of Trial by Jury.* **THE LENDER, BY ITS ACCEPTANCE HEREOF, AND THE NEGATIVE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE NEGATIVE PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE LENDER, OR COUNSEL TO THE LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE NEGATIVE PLEDGOR ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN TO THE BORROWER BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.**

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Negative Pledgor has duly executed this Negative Pledge Agreement and delivered the same to the Lender, as of the date first set forth above.

PITTSBURGH & WEST VIRGINIA RAILROAD

By: ______________________________
David H. Lesser
President

Schedule 1

Railroad Assets

Note: All Section references are to the NSR Lease

(a) The railroad properties consisting of real estate owned and operated by Lessor and described in Schedule A attached hereto.

(b) The additional property of a miscellaneous nature described in Schedule B attached hereto.

(c) All property acquired in replacement of or substitution for, and all additions, betterments and improvements to and extensions of, the property covered by this Section 1, and all after-acquired property of Lessor, acquired during the term of this Lease and appurtenant to or useful upon or in connection with the property covered by this Section 1, except for after-acquired property acquired by Lessor with the proceeds of the rent paid or payable by Lessee pursuant to subdivision (a) of Section 4 hereof.

Excluding the following:

(a) Motive power and rolling stock owned by Lessor at the commencement of the term of this Lease as provided in Section 3 hereof, all of which shall, by appropriate instruments of transfer delivered immediately prior to the commencement of the term of this Lease, be sold by Lessor to Lessee for a purchase price equal in amount to the depreciated book value of such motive power and rolling stock as reflected on Lessor's books for federal income tax purposes. Against delivery to Lessee of the aforesaid instruments of transfer, such purchase price shall be paid by Lessee to Lessor by certified or bank cashier's check drawn on Pittsburgh funds, and the full amount thereof shall immediately be used by Lessor until exhausted to pay and discharge to the extent possible such indebtedness owing by Lessor to others as Lessee may select and designate by written notice to the Lessor.

(b) Shares of stock issued by Lessor and held in its treasury at the commencement of the term of this Lease as provided in Section 3 hereof.

(c) Books and records of Lessor which are needed by Lessor in order to carry out its obligations under this Lease.

(d) Rights, privileges and franchises of Lessor requisite for the preservation of its corporate existence and for the proper performance by it of the terms and provisions of this Lease or of any obligations imposed by law.

(e) After-acquired property acquired by Lessor with the proceeds of the rent paid or payable by Lessee pursuant to subdivision (a) of Section 4 hereof.

Real Estate Railroad Properties Owned and Operated by The Pittsburgh & West Virginia Railway Company

All right, title and interest of The Pittsburgh & West Virginia Railway Company in and to any and all land and improvements or other inherently permanent structures situate thereon which may be under, along or adjacent to the following lines of railroad:

(1) A line of railroad one hundred eleven and twenty-one one-hundredths (111.21) miles in length, extending from a connection with the line of railroad of The Pittsburgh & Lake Erie Railroad Company at Connellsville, Fayette County, Commonwealth of Pennsylvania, through Fayette, Westmoreland, Washington and Allegheny Counties in the Commonwealth of Pennsylvania, Brooke County in the State of West Virginia, and Jefferson and Harrison Counties in the State of Ohio, to a connection with the line of railroad of The Wheeling and Lake Erie Railway Company (The New York, Chicago and St. Louis Railroad Company, Lessee) at Pittsburgh Junction, Harrison County, State of Ohio;

(2) A branch line of railroad, known as the Donora Branch, five and ninety one-hundredths (5.90) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Sudan to a connection with the line of railroad of the Donora Southern Railroad Company at Baird, all in Washington County, Commonwealth of Pennsylvania;

(3) A branch line of railroad, known as the Clairton Branch, five and sixty one-hundredths (5.60) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Pierce to a connection with the line of railroad of The Pennsylvania Railroad Company at Clairton, all in Allegheny County, Commonwealth of Pennsylvania;

(4) A branch line of railroad, known as the Mifflin Branch, three and forty-six one-hundredths (3.46) miles in length,

extending from a connection with the line of railroad described in the foregoing subdivision (1) at Longview to a connection with the line of railroad of Union Railroad Company at Mifflin Junction, all in Allegheny County, Commonwealth of Pennsylvania;

(5) A branch line of railroad, known as the West End Branch, two and twenty-seven one-hundredths (2.27) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Belt Junction to a connection with the line of railroad of The Pittsburgh & Lake Erie Railroad Company at West End, all in the City of Pittsburgh, Allegheny County, Commonwealth of Pennsylvania; and

(6) A branch line of railroad, known as the Bell Branch, three and fifteen one-hundredths (3.15) miles in length, extending from a connection with the line of railroad described in the foregoing subdivision (1) at Virginia, Brooke County, State of West Virginia, to Bellfield, Washington County, Commonwealth of Pennsylvania.

Schedule B

Additional Properties of The Pittsburgh & West Virginia Railway Company

All right, title and interest of The Pittsburgh & West Virginia Railway Company, whether legal or equitable, in and to all equipment, machinery, tools, materials and supplies, cash, investments, securities, claims, intangibles, choses in action, rights (contractual or otherwise), interests, franchises and all other property owned by The Pittsburgh & West Virginia Railway Company, excepting real properties listed on Schedule A hereto and property not demised listed in Section 2 hereof.

Schedule 2

Addresses for Notices

Lender:

CTL Lending Group LLC
500 Fifth Avenue, Suite 4830
New York, New York 10110
Attention: Thomas P. Zarrilli
Tel.: 212-792-7860
Email: tom@ctlcapital.com

With copies to:

Thompson Hine LLP
3560 Lenox Road, NE
Atlanta, Georgia 30326
Attention: Jonathan A. Olick
Tel.: 212-908-3911
Email: jonathan.olick@thompsonhine.com

And:

CTL 2019-20 Trust (PW)
c/o Zions Bancorporation, National Association
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel
Telephone: 412-208-0172
Email: eric.mitzel@zionsbancorp.com

Negative Pledgor:

Pittsburgh & West Virginia Railroad
301 Winding Road
Old Bethpage, New York 11804
Attention: David Lesser

With a copy to:

Duane Morris LLP
222 Delaware Avenue, Suite 1600
Wilmington, DE 19801-1659
Attention: Christopher M. Winter
Telephone: 302-657-4904
Email: cmwinter@duanemorris.com

Borrower:

PW PWV Holdings LLC
301 Winding Road
Old Bethpage, New York 11804
Attention: David Lesser

With a copy to:

Duane Morris LLP
222 Delaware Avenue, Suite 1600
Wilmington, DE 19801-1659
Attention: Christopher M. Winter
Telephone: 302-657-4904
Email: cmwinter@duanemorris.com

Escrow Agent:

Zions Bancorporation, National Association
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel
Telephone: 412-208-0172
Email: eric.mitzel@zionsbancorp.com

DEPOSIT ACCOUNT CONTROL AGREEMENT

This DEPOSIT ACCOUNT CONTROL AGREEMENT (the "*Agreement*") dated November 25, 2019 by and among **ZIONS BANCORPORATION, NATIONAL ASSOCIATION**, a national banking association (the "***Bank***"), **PITTSBURGH & WEST VIRGINIA RAILROAD** ("***PWV***"), and **PW PWV HOLDINGS LLC**, a Delaware limited liability company (together with its successors and assigns, the "***Secured Party***"), sets forth the rights and obligations of the parties hereto with respect to the Deposit Account (as defined herein).

RECITALS

A. PWV has established and maintains in its name the following deposit account (the "***Deposit Account***") with the Bank:

Deposit Account No.:	08000672, Final Credit 7091206
Account Styling:	PW PWV 2019
Account Type:	Checking
ABA Routing No.:	124000054

B. The Secured Party is the sole shareholder/beneficiary of PWV under PWV's Amended and Restated Declaration of Trust (***"PWV's Organizational Document"***), and, pursuant to PWV's Organizational Document, the Secured Party is entitled to receive distributions and/or dividends from PWV.

C. PWV and Norfolk and Western Railway Company (now known as the Norfolk Southern Railway) (the ***"Lessee"***) are parties to that certain Lease, dated as of July 12, 1962 (the ***"NSR Lease"***), pursuant to which the Lessee is required to make rent payments (each, a ***"Rent Payment"***) to PWV in the amount of $228,750.00 on or prior to each March 10, June 10, September 10 and December 10, which the PWV has directed the Lessee to deposit to the Deposit Account.

D. As security for the obligations of PWV to pay such dividends and/or distributions to the Secured Party, pursuant to that certain Collateral Assignment of Rights and Security Agreement, dated the date hereof, by and between PWV and Secured Party (the "***Security Agreement***"), PWV has agreed to grant Secured Party a security interest, as more specifically described in the Security Agreement, in the Deposit Account and all sums, amounts or items of value now or hereafter on deposit in, credited to or held in or payable from, the Deposit Account (collectively, the "***Deposits***"). PWV and Secured Party acknowledge and agree that the Bank has not been and will not be provided with a copy of the Security Agreement or documents related thereto and signed by PWV, and that the Bank shall not be responsible for any terms or obligations set forth in the Security Agreement or such other related documents.

E. PWV and Secured Party have expressed their desire to enter into this Agreement with the Bank in order to set forth their respective rights and obligations with respect to the Deposit Account and all funds on deposit therein from time to time, and to perfect Secured Party's security interest in the Deposit Account including, without limitation, pursuant to Article 9 of the Uniform Commercial Code as adopted in the States of Delaware and New York.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Control**.

(a) PWV and the Bank acknowledge and agree that Secured Party has control (as defined in Section 9-104 of the Uniform Commercial Code as adopted in the States of Delaware and New York) of the Deposit Account. The Bank will not permit the withdrawal or other disposition of any funds in the Deposit Account except as expressly provided in this Agreement.

(b) Without the further consent of PWV, the Bank shall comply with a Notice of Exclusive Control in substantially the form attached hereto as ***Exhibit A*** (the "***Notice of Exclusive Control***") incorporated herein by reference, originated by Secured Party and provided to the Bank in accordance with this Agreement, directing the disposition of Deposits in the Deposit Account, including without limitation instructions for the withdrawal, payment, or transfer of funds in the Deposit Account ("***Disposition Instructions***"), provided such Deposits are available for withdrawal or other disbursement in accordance with the Bank's funds availability policy. Nothing herein is intended to, and shall not be construed to, limit, impair, or otherwise adversely affect any of the Secured Party's rights or remedies under the Security Agreement. The Secured Party and PWV acknowledge and agree that the Bank's duty to comply with a Notice of Exclusive Control in accordance with this Agreement is subject only to the terms of this Agreement, and the Bank has no duty to inquire as to whether any default exists under the Security Agreement.

(c) Without the prior written consent of the Secured Party, except as expressly provided in this ***Section 1***, PWV may not dispose of funds in the Deposit Account and the Bank will not permit PWV to, dispose of any funds in the Deposit Account, and the Bank will not honor any checks, other items or transfer instructions subsequently drawn or issued by PWV, or previously drawn or issued by PWV and remaining outstanding, until such time as Secured Party advises the Bank in writing that Secured Party no longer claims any interest in the Deposit Account, or until this Agreement is terminated.

(d) Except as otherwise provided in ***Section 1(b)***, the Bank shall retain and apply all monies on deposit in the Deposit Account as follows:

- *first*, from time to time, to the Bank for the payment of its Charges and Fees then outstanding; and
- *second*, to retain all remaining monies on deposit in the Deposit Account, after giving effect to the foregoing provisions, no later than one (1) business day after receipt of each Rent Payment, the Bank shall transfer all monies on deposit in the Deposit Account to the account of the Secured Party (the "***Secured Party Account***"), as follows:

  Zions Bancorporation, National Association
  ABA: 124000054
  Acct: 08000672, Final Credit 7218550
  Name: PW PWV Escrow Fund

  or to such other account as the Secured Party may from time to time direct the Bank.

(e) The Secured Party authorizes the Bank to perform a telephone confirmation from any authorized account signer on the accounts with the Bank for any of the wire transfers listed in ***Section 1(d)***.

2. **Charges and Fees**. The parties agree that so long as the Secured Party Account is maintained with the Bank, the Bank's usual and customary service charges, fees, costs and expenses in connection with operating and maintaining the Deposit Account, including without limitation the fees, costs, expenses and liability associated with Returned Items (defined below) (collectively, "***Charges and Fees***") shall be paid from the Secured Party Account in accordance with agreements related thereto between the Secured Party and the Bank, among others. At any time that the Secured Party Account is not maintained at the Bank, the Bank may debit the Deposit Account for all Charges and Fees. Except as set forth in the first sentence of this *Section 2*, the Secured Party shall not have any responsibility or liability for payment of any Charges and Fees.

3. **Returned Items**. For purposes of this Agreement, "***Returned Items***" means: (a) items deposited to the Deposit Account and returned unpaid, whether for insufficient funds or for any other reason, (b) automatic clearing house or other electronic entries credited to the Deposit Account and later reversed or returned, whether for insufficient funds or for any other reason, (c) any credit to the Deposit Account from a merchant card transaction, against which a contractual demand for chargeback has been made, (d) any credit to the Deposit Account made in error or mistake and later reversed or debited, and (e) any items in relation to which claims of or concerning breach of the transfer or presentment warranties are made to the Bank pursuant to the Uniform Commercial Code or common law in connection with negotiable instruments deposited to the Deposit Account. The Bank shall have the right to charge any or all such Returned Items to the Deposit Account. If, after the Bank's disbursement or transfer of funds from the Deposit Account at Secured Party's order or instruction, there are insufficient funds in the Deposit Account to reimburse the Bank in the full amount of any such Returned Items, then the Secured Party shall reimburse the Bank in immediately available funds within fifteen (15) calendar days of receipt of written demand from the Bank, provided that such reimbursement shall be limited to the aggregate amount previously disbursed or transferred by the Bank from the Deposit Account at the Secured Party's order or instruction. PWV and the Secured Party acknowledge and agree that the Bank shall never be required by this Agreement to pay PWV or the Secured Party from uncollected funds (i.e., funds that are not available for withdrawal in accordance with the Bank's funds availability policy as set forth in the Deposit Agreement). If the Secured Party fails to reimburse the Bank for any amounts demanded under this Section within fifteen (15) calendar days of receipt of written demand, the Secured Party will pay the Bank's reasonable out-of-pocket legal fees and expenses in collecting from the Secured Party the amounts demanded.

4. **Representations and Warranties**. The Bank represents and warrants to the Secured Party that: (i) the Bank is an organization engaged in the business of banking; (ii) the Bank maintains the Deposit Account as a demand deposit account or accounts in the ordinary course of the Bank's business; (iii) the Bank has not entered into any currently effective agreement with any person or entity under which the Bank may be obligated to comply with instructions originated by such person or entity other than the Secured Party; (iv) the Deposit Account is not evidenced by any instrument; (v) PWV is the current record owner of the Deposit Account; and (vi) as of the effective date of this Agreement, the Bank's books and records do not disclose the existence of any claim or interest in the Deposit Account other than the claims or interests of PWV, the Secured Party and the Bank.

5. **Encumbrances and Setoff**. Except for those Charges and Fees payable pursuant to *Section 2* hereof and Returned Items and fees as defined or referenced in *Section 3* hereof, the Bank hereby agrees that it will subordinate to the Secured Party any right of setoff or security interest or banker's lien against Deposits credited to the Deposit Account, and will not otherwise apply any Deposits credited to the Deposit Account or any monies or instruments relating thereto or held therein to satisfy any indebtedness, liability or obligation of PWV or any other person or entity to the Bank.

6. **Deposit Account Information**. The Bank shall provide the Secured Party with (a) copies of the regular monthly bank statements for the Deposit Account substantially concurrently with delivery of the original statements to PWV, and such other information relating to the Deposit Account as is provided to PWV, and (b) on-line screen access to daily activity in the Deposit Account, whether by Internet access or otherwise. PWV hereby authorizes the Bank to provide to the Secured Party such account information and any other account information requested by the Secured Party. The Bank's liability for failing to provide any account statement will not exceed the Bank's cost of providing the statement.

7. **Bank's Reliance**. PWV and the Secured Party acknowledge and agree that the Bank may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in any such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions of this Agreement has been duly authorized, without liability to any party except in the case of the Bank's fraud, gross negligence or intentional misconduct (including willful breach of this Agreement). In the event of a conflict between any instruction or direction given to the Bank by or on behalf of the Secured Party and any instruction or direction given to the Bank by or on behalf of PWV, the Bank shall comply with the instruction or direction given by the Secured Party. Without limiting the generality of the foregoing, the Bank shall be conclusively entitled to assume that the Secured Party's giving of a Notice of Exclusive Control is permitted by agreement of PWV.

8. **Bank Protections**. In the performance of its duties and obligations under this Agreement, the Bank shall be entitled to each and all of the rights, protections and indemnities set forth in Article VI of that certain Escrow Agreement, dated the date hereof, among the Secured Party, the Bank and CTL Lending Group, LLC, all of which are hereby incorporated herein in their entirety.

9. **Termination**. This Agreement may be terminated by the Secured Party at any time, upon its delivery to the Bank of written notice that the Secured Party no longer claims an interest in the Deposit Account. This Agreement may be terminated by the Bank, with or without cause, upon its delivery to the Secured Party and PWV of thirty (30) calendar days' prior written notice. This Agreement may be terminated by PWV only upon delivery to the Bank of written notification jointly executed by the Secured Party and PWV. Upon the effective date of termination of this Agreement, the Bank will immediately transmit to such deposit account as the Secured Party may direct all funds, if any, then on deposit in the Deposit Account.

10. **Notices**. Any notices, instructions, requests or other communications required or permitted to be delivered hereunder (collectively, "*Notices*") shall be in writing and shall be effective (a) upon delivery to the Notice Address identified in this Agreement, if personally delivered; (b) as of the date of first-attempted delivery to the Notice Address identified in this agreement in the case of overnight delivery service; or (c) three (3) business days after mailing to the Notice Address identified in this Agreement, if mailed. All notices shall be personally delivered, delivered by overnight delivery service or sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective Notice Addresses set forth on the signature pages of this Agreement, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. Any party hereto, at any time, by written notice given to the other parties hereto in accordance with this Section, may designate a different address to which such communications shall thereafter be directed.

11. **Duties**. The Secured Party and PWV acknowledge and agree that the Bank will perform only such duties as are expressly set forth in this Agreement, and that no implied duties or obligations shall be read into this Agreement with respect to the Bank including, without limitation, any duty to determine whether the Secured Party has the right to send any Notice of Exclusive Control.

12. **Entire Agreement**. This Agreement, together with any and all Exhibits attached hereto represents the entire agreement by and between the parties hereto concerning the subject matter hereof and supersedes any prior oral or written agreements by and between the parties respecting the subject matter of this Agreement. In the event of a conflict between the provisions of this Agreement and any other agreement between the Bank and PWV (or any of its affiliates), the provisions of this Agreement shall control. This Agreement may be amended only by a written instrument executed by the Bank, the Secured Party and PWV acting through their respective duly authorized representatives.

13. **Counterparts**. This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A signature delivered by facsimile transmission or other electronic means shall be deemed the equivalent of an original signature for all purposes.

14. **Headings**. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

15. **Successors and Assigns**. This Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns (where permitted). This Agreement may not be assigned (i) by PWV without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed or (ii) by the Secured Party without prior written notice to Bank. Without in any way limiting the foregoing provisions of this ***Section 15***, the Bank, the Secured Party and PWV acknowledge and agree that (i) on the date hereof, immediately following the execution and delivery of this Agreement, the Secured Party will sell, transfer and assign all of its right, title and interest in and to the Security Agreement, this Agreement and the Deposit Account to CTL Lending Group LLC, a Delaware limited liability company (*"CTL"*), which in turn will sell, transfer and assign all of its right, title and interest in and to the Security Agreement, this Agreement and the Deposit Account to CTL 2019-20 Trust (PW) (the *"Trust"*), a trust established pursuant to a Trust Agreement, dated the date hereof, between CTL and the Bank, not in its individual capacity, but solely as trustee (in such capacity, and together with its successors and assigns, the *"Trustee"*), providing for the formation of the Trust, and (ii) upon such sales and assignments, all references to Secured Party in this Agreement shall be deemed to refer to the Trust and the Trust shall thereafter stand in the place and stead of the Secured Party.

16. **Governing Law**. This Agreement is intended to be performed in the State of New York, which is the Bank's jurisdiction for purposes of Article 9 of the Uniform Commercial Code as adopted in the State of New York. The laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Agreement, which is performable in New York County, New York.

17. **Unenforceability**. If any part or portion of this Agreement shall be held unenforceable or invalid, then so far as is reasonable and possible, the remainder of the Agreement shall be deemed fully valid, operative and in effect.

18. **WAIVER OF JURY TRIAL. The Secured Party, PWV and the Bank each, jointly and severally, waives all right to trial by jury of any and all claims relating in any way to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement acknowledges that this is a waiver of a legal right and is made knowingly and voluntarily after consultation with counsel. Each party to this Agreement agrees that all such claims shall be tried before a judge of a court having jurisdiction, without a jury.**

19. **Concerning the Trustee**. Notwithstanding ***Section 3*** hereof, it is expressly understood and agreed by the parties hereto that (i) any and all references in this Agreement to the Trustee, the Trust in its

capacity as the Secured Party, or the Secured Party (when the Secured Party is the Trustee or the Trust) shall not be a reference to the Bank in its individual corporate capacity, but solely and exclusively a reference to the Bank in its capacity as Trustee of the Secured Party, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of the Secured Party is made and intended not as personal representations, covenants, undertakings or agreements by the Bank , but is made and intended for the purpose for binding only the Secured Party, in its capacity as Trustee of the Secured Party, (iii) nothing contained herein shall be construed as creating liability on the Bank, individually or personally, to perform any covenant of the Trust, the Trustee, whether acting as Trustee or Secured Party, either expressed or implied herein, (iv) under no circumstances shall the Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee, whether acting as Trustee of the Trust or Secured Party, under this Agreement and (v) the Bank, in its individual capacity, shall not be responsible for monitoring the Trust's or the Trustee's duties and obligations hereunder, whether acting as Trustee or Secured Party, or ensuring its compliance with, or performance of, the terms hereof. Without limiting the foregoing, in no event shall the Trustee, in its individual capacity, whether acting as Trustee or Secured Party, have any liability hereunder as the successor to CTL.

20. **Notice of Non-Receipt of Rent Payments**. The Bank shall promptly deliver a written notice to the Secured Party and PWV, such notice to be given in the form attached hereto as **Exhibit B** or in such other form, including via email, setting out the information set forth in **Exhibit B**, if any Rent Payment has not been received by the Bank by the 20th day of the calendar month in which such installment was due and payable.

[SIGNATURES ON FOLLOWING PAGES]

SECURED PARTY SIGNATURE PAGE FOR

DEPOSIT ACCOUNT CONTROL AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above set forth.

SECURED PARTY:

PW PWV HOLDINGS LLC

By: [signature]
Name: David H. Lesser
Title: 11/25/19

Notice Address:

PW PWV Holdings LLC
301 Winding Road
Old Bethpage, New York 11804
Attention: David Lesser

With a copy to:

Duane Morris LLP
222 Delaware Avenue, Suite 1600
Wilmington, DE 19801-1659
Attention: Christopher M. Winter
Telephone: 302-657-4904
Email: cmwinter@duanemorris.com

PWV SIGNATURE PAGE FOR

DEPOSIT ACCOUNT CONTROL AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above set forth.

PITTSBURGH & WEST VIRGINIA RAILROAD

By: ______________________________
David Lesser
President

Notice Address:

Pittsburgh & West Virginia Railroad
301 Winding Road
Old Bethpage, New York 11804
Attention: David Lesser

With a copy to:

Duane Morris LLP
222 Delaware Avenue, Suite 1600
Wilmington, DE 19801-1659
Attention: Christopher M. Winter
Telephone: 302-657-4904
Email: cmwinter@duanemorris.com

BANK SIGNATURE PAGE FOR

DEPOSIT ACCOUNT CONTROL AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above set forth.

BANK:

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

By: ______________________________
Name: Eric Mitzel
Title: Vice President

Notice Address:

Zions Bancorporation, National Association
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel
Telephone: 412-208-0172
Email: eric.mitzel@zionsbancorp.com

With copies to:

CTL Lending Group LLC
500 Fifth Avenue, Suite 4830
New York, New York 10110
Attention: Thomas P. Zarrilli
Tel.: 212-792-7860
Email: tom@ctlcapital.com

and:

Thompson Hine LLP
3560 Lenox Road, NE
Atlanta, Georgia 30326
Attention: Jonathan A. Olick
Tel.: 212-908-3911
Email:
jonathan.olick@thompsonhine.com

EXHIBIT A TO

DEPOSIT ACCOUNT CONTROL AGREEMENT

FORM OF NOTICE OF EXCLUSIVE CONTROL

[Letterhead of Secured Party]

[Date]

Zions Bancorporation, National Association
Corporate Trust Office
401 Liberty Avenue, Suite 1729
Pittsburgh, PA 15222
Attention: Eric Mitzel

Re: Deposit Account Control Agreement dated November 25, 2019
Deposit Account Number(s):

Notice of Exclusive Control

Ladies and Gentlemen:

Reference is made to that certain Deposit Account Control Agreement dated November 25, 2019 (the "**Agreement**") by and among **PITTSBURGH & WEST VIRGINIA RAILROAD ("PWV")**, **CTL 2019-20 (PW)**, successor to CTL Lending Group LLC, successor to PW PWV Holding, LLC (together with its successors and assigns, "**Secured Party**"), and **ZIONS BANCORPORATION, NATIONAL ASSOCIATION** (the "**Bank**") regarding the above-described deposit account(s) (the "**Deposit Account(s)**"). A true and correct copy of the Agreement is attached hereto. Capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

In accordance with Section 1 of the Agreement, we hereby give you notice of our exercise of exclusive control over the Deposit Account(s) and, subject to any right of reimbursement set forth in the Agreement, hereby instruct you to transfer all collected and available funds to our account as follows:

Bank Name:	Zions Bank
Address:	401 Liberty Avenue, Suite 1729
City, State:	Pittsburgh, PA 15222
ABA Routing:	124000054
Account No.:	080000672
Name:	Trust Clearing
Reference:	7218550

We recognize that subsequent transfers may be necessary as a result of collection float associated with funds deposited just prior to or concurrently with our notice. Upon the completion of the transfer of all collected funds to us and termination of the Agreement, we hereby give notice that we no longer claim a security interest in the Deposit Account(s).

The undersigned represents and warrants to the Bank that they are an authorized signatory for the Secured Party.

Very truly yours,

CTL 2019-20 TRUST (PW)

By: Zions Bancorporation, National Association, its trustee

By: ________________________
Name:
Title:

EXHIBIT A TO

DEPOSIT ACCOUNT CONTROL AGREEMENT

FORM OF NOTICE OF NON-RECEIPT OF RENT

__________________, 20__

VIA FACSIMILE OR EMAIL

To the Parties on the Attached Distribution List

Re: Lease, dated as of July 12, 1962 between
Pittsburgh & West Virginia Railroad (***"PWV"***) and
Norfolk and Western Railway Company (now known as Norfolk Southern Railway)
Company (the ***"Lessee"***)
Non-Receipt of Rent from Tenant

Ladies and Gentlemen:

The undersigned, ZIONS BANCORPORATION, NATIONAL ASSOCIATION (the ***"Deposit Bank"***), hereby gives notice, pursuant to Section 20 of that certain Deposit Account Control Agreement, dated November 25, 2019, among the Bank, PWV and CTL 2019-20 Trust (PW), successor to CTL Lending Group LLC, successor to PW PWV Holdings LLC (the ***"Secured Party"***), of the failure to receive the quarterly rent from the Lessee the details of which are as follows:

Lease/Property:	Lease, dated as of July 12, 1962 between The Pittsburgh & West Virginia Railway Company and Norfolk and Western Railway Company (now known as Norfolk Southern Railway Company)
Date Lessee rent payment due:	
Amount Anticipated Pursuant to Deposit Account Control Agreement:	$228,750.00
Amount of Payment Received, if any:	
Date of next Scheduled Payment under the Note:	
Amount due on the Note on such Date:	

A copy of any correspondence received from the Lessee with respect to such rent payment is attached.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Deposit Bank

By: ________________________
Its:

Distribution List for Notice of Receipt of Rent

PWV
Secured Party

DEPOSIT ACCOUNT PLEDGE AGREEMENT

This Deposit Account Pledge Agreement ("***Agreement***"), dated November 25, 2019, by and between PITTSBURGH & WEST VIRGINIA RAILROAD, a Pennsylvania business trust, having a mailing address at 301 Winding Road, Old Bethpage, New York 11804 (the "***Pledgor***") and PW PWV HOLDINGS LLC, a Delaware limited liability company, having a mailing address at 301 Winding Road, Old Bethpage, New York 11804 (the ***"Shareholder"***, and, together with its successors and assigns, the ***"Secured Party"***).

RECITALS

The following recitals are a material part of this Agreement.

A. The Shareholder is the sole shareholder and beneficial owner of all of the equity interests in the Pledgor and is entitled to receive, as dividends and/or distributions (the ***"Dividend/Distribution Payments"***) all revenues received by the Pledgor, including, without limitation, all rents payable by the Norfolk Southern Railway (the ***"Lessee"***) pursuant to that certain Lease, dated as of July 12, 1962, between the Pledgor and the Lessee.

B. Pledgor desires to pledge a certain bank account to the Secured Party for and as collateral security for the obligations of the Pledgor under the Pledgor's Amended and Restated Declaration of Trust, which is identified as follows:

> Zions Bancorporation, National Association, a national banking association, Account Number 7091206, together with all interest, cash, substitutions, replacements, and other rights with respect thereto and all other property received in respect thereof or in exchange therefor and all proceeds of any of the foregoing (hereinafter collectively referred to as the "***Pledged Account***").

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Secured Party and Pledgor hereby agree as follows:

1. As collateral security for the payment and discharge of the Dividend/Distribution Payments by Pledgor to the Secured Party under the Organizational Documents, Pledgor hereby grants to the Secured Party a security interest in and assigns, pledges, and hypothecates to the Secured Party the Pledged Account. Pledgor agrees to deliver to the Secured Party all such documents, satisfactory in form and substance to the Secured Party, with respect to the Pledged Account as the Secured Party may reasonably request. Pledgor shall not sell, assign, pledge or otherwise transfer or encumber any of its right to the Pledged Account, except in accordance with the terms of the Deposit Account Control Agreement dated as of the date hereof (the ***"DACA"***), by and among Pledgor, the Shareholder and Zions Bancorporation, National Association, a national banking association (the ***"Bank"***).

2. The Pledged Account is and shall remain in the name of Pledgor and all amounts held in such account, including interest earnings thereon, shall be the property of the Pledgor subject to disbursement in accordance with the Organizational Documents.

3. The representations and warranties of the Pledgor made in the DACA are hereby incorporated herein by reference.

4. No withdrawals may be made from the Pledged Account without the Secured Party's prior written consent. Withdrawals shall be made in accordance with the DACA.

5. There shall be a default ("**Default**") under this Agreement, which will entitle the Secured Party to any and all remedies provided herein and by law, if (a) Pledgor hereafter defaults or breaches any term of the DACA or its Organizational Documents, subject to applicable grace and cure periods; or (b) Pledgor breaches any term herein.

6. Pledgor releases and holds Secured Party harmless from all claims, causes of action and demands of any kind arising out of, or with respect to, the Pledged Account and any good faith actions taken or omitted to be taken by Secured Party with respect thereto except to the extent that any such claims, causes of action or demands arise out of Secured Party's gross negligence or willful misconduct.

7. In the event that Pledgor is in Default, Secured Party may exercise all rights and remedies available to them under the terms of this Agreement, the Uniform Commercial Code as in effect in the State of New York from time to time, or by any other documents needed to secure the Pledged Account or by any other applicable law, including, without limitation, the law of the state in which the account is located.

8. This Agreement shall terminate upon the termination of the DACA.

9. Pledgor hereby expressly waives: (a) any irregularity, invalidity or unenforceability of the obligations hereby secured; (b) notice of the acceptance hereof by the Secured Party; (c) notice of the existence of any of the obligations; or (d) presentment, demand for payment, protest, and notice of dishonor and of protest on any obligations.

10. Pledgor hereby expressly agrees that Secured Party, if a Default has occurred that is continuing, may, for and in the name, in place and instead of Pledgor, execute endorsements, assignments or other instruments of conveyance or transfer of the Pledged Account.

11. Pledgor does hereby irrevocably make, constitute, designate and appoint Secured Party (and any of their officers, employees or agents designated by Secured Party) as Pledgor's true and lawful attorney-in-fact and agent, so that during the continuance of any event of Default by Pledgor the Secured Party, acting together as such attorney in fact shall have full power and authority for and in the name of Pledgor to execute or endorse any documents, including securities certificates; supply any omitted information and correct any errors in any documents or instruments, including securities certificates executed by or for Pledgor; or do any other things necessary to protect the interest of Secured Party in the Pledged Account, including, without limitation, arranging for the transfer of the Pledged Account to the name of Secured Party, or any purchaser from or nominee of Secured Party. Pledgor does hereby ratify and confirm all that said attorney-in-fact may do or cause to be done in connection with any of the power or authority herein conferred.

12. In the event that Secured Party elects to exercise any of the remedies provided in this Agreement, there shall be included as part of Pledgor's liabilities: attorneys' fees; expenditures which may be paid or incurred by or on behalf of Secured Party; transfer taxes; and any other costs and expenses incurred or paid in connection with any transfer or setoff of the Pledged Account (including, without limiting the generality of the foregoing, all monies, if any, paid by Secured Party to any party on account of such party's asserted, claimed or actual prior security interest in the Pledged Account, it being agreed by Pledgor that Secured Party in connection with any such payment, may consider any statement rendered by any such party to Secured Party on account thereof as true and accurate and Secured Party shall not be responsible for any error or mistake therein or misrepresentation thereof and Pledgor shall look only to such other party on account thereof), to the extent such expenditures are reasonable in amount and reasonably necessary, and all such expenditures shall be immediately due and payable and bear interest at the Default Rate (as such term is defined in the Loan Agreement, as defined below) and shall be secured by the Pledged Account.

13. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of Secured Party and their successors and assigns. Pledgor shall not be permitted without the express written consent of Secured Party to assign this Agreement or any interest herein or in the Pledged Account, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Pledged Account, or any part thereof. Pledgor expressly acknowledges that the security interest given to the Shareholder pursuant to this Agreement and the DACA will be assigned by the Shareholder to CTL Lending Group LLC, a Delaware limited liability company (***"CTL"***), as security for a loan to be made by CTL to the Shareholder, pursuant to a Loan Agreement, dated the date hereof (the ***"Loan Agreement"***) and that CTL will further assign such security interest, together with such loan, to CTL 2019-20 Trust (PW) (the ***"Trust"***). To the extent any consent of Pledgor or Shareholder is required for such assignment, such consent is hereby given, and each of Pledgor and Shareholder agrees that, from and after such assignment, the Trust is and shall be the Secured Party for all purposes hereof.

14. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

15. No delay on the part of Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available to Secured Party.

16. This Agreement may not be modified, altered or amended in any manner whatsoever except by a further agreement in writing signed by Secured Party and Pledgor.

17. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

18. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

19. THIS AGREEMENT SHALL IN ALL RESPECTS AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES). THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Deposit Account Pledge Agreement as of the date first above written.

PITTSBURGH & WEST VIRGINIA RAILROAD

By: ______________________________
David H. Lesser
President

PW PWV HOLDINGS LLC

By: ______________________________
David H. Lesser
Manager

ASSIGNMENT OF ACCOUNT PLEDGE AGREEMENT AND DEPOSIT ACCOUNT CONTROL AGREEMENT

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which here hereby acknowledged and agreed, PW PWV HOLDINGS LLC, a Delaware limited liability company (the ***"Assignor"***), having its principal office at 301 Winding Road, Old Bethpage, New York 11804, hereby assigns, grants, sells and transfers to CTL LENDING GROUP, LLC, a Delaware limited liability company (the ***"Assignee"***), having its principal place of business at 500 Fifth Avenue, Suite 4830, New York, New York 10110, and the Assignee's successors, transferees and assigns forever, all of the right, title and interest of the Assignor in and to the agreements listed on ***Schedule 1*** attached hereto and all rights of Assignor thereunder, securing an indebtedness of Assignor to the Assignee in the principal amount of $15,500,000.00.

25th

IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the XX day of November, 2019.

PW PWV HOLDINGS, LLC, a Delaware limited liability company, as Borrower

By: ______________________
David H. Lesser
Manager

[Signature Page to Assignment of Account Pledge Agreement and Deposit Account Control Agreement]

SCHEDULE 1

Assigned Documents

1. Deposit Account Pledge Agreement, dated November 25, 2019, by Pittsburgh & West Virginia Railroad (***"PWV"***) in favor of Assignor, relating to PWV's account, bearing number 7091206 (the ***"Account"***), maintained at Zions Bancorporation, National Association (the ***"Bank"***).

2. Deposit Account Control Agreement, dated November 25, 2019, among PWV, Assignor and the Bank, relating to the Account.

ASSIGNMENT OF LOAN AGREEMENT AND LOAN DOCUMENTS (PW PWV)

THIS ASSIGNMENT OF LOAN AGREEMENT AND LOAN DOCUMENTS is dated November 25, 2019, by CTL LENDING GROUP LLC, a Delaware limited liability company ("**Assignor**"), to CTL 2019-20 TRUST (PW) ("**Assignee**"), having an address c/o Zions Bancorporation, National Association, 401 Liberty Avenue, Suite 1729, Pittsburgh, Pennsylvania 15222.

WITNESSETH

WHEREAS, Assignor has entered into a Loan Agreement, dated the date hereof (the **"Loan Agreement"**), with PW PWV Holdings LLC, a Delaware limited liability company (the **"Borrower"**), pursuant to which Assignor has made a loan to the Borrower in the original principal amount of $15,500,000.00 (the **"Loan"**); and

WHEREAS, Assignor is the present legal and equitable owner of all of the rights of the Lender under each of the Loan Agreement and the other agreements and instruments executed and delivered in connection therewith as set forth on Schedule I annexed hereto; and

WHEREAS, Assignor and Zions Bancorporation, National Association (**"ZB"**) have entered into a Trust Agreement, dated the date hereof (the **"Trust Agreement"**), pursuant to which Assignee has been created and ZB has agreed to act as trustee (in such capacity, the **"Trustee"**) of Assignee;

WHEREAS, pursuant to the Trust Agreement, Assignor will sell, transfer and assign to Assignee the Loan Agreements and all Loan Documents;

NOW, THEREFORE, in consideration of the premises above set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor and Assignee hereby covenant and agree as follows:

1. Assignment. Assignor does hereby transfer, assign, grant and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to the Loan Agreement and each other agreement and instrument executed and delivered in connection therewith, as set forth in Schedule I attached hereto (collectively, the **"Assigned Documents"**).

2. Representations and Warranties of Assignor. This Assignment is an absolute assignment. This Assignment is without recourse, representation or warranty, express or implied, upon Assignor, except that Assignor hereby warrants and represents to Assignee that:

(a) Prior to the execution hereof, Assignor has not sold, transferred, assigned, conveyed, pledged or endorsed any right, title or interest in any Assigned Documents to any person or entity other than Assignee; and

(b) Assignor is the "Lender", as defined in the Assigned Documents, under the Assigned Documents, and has full right and power to sell and assign the Assigned

Documents to Assignee subject to no interest or participation of, or agreement with, any party other than Assignee.

3. Governing Law. This Assignment shall be governed, with respect to each of the Assigned Documents, the laws governing each such Assigned Document, and construed in accordance with such laws.

4. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5. Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.

6. Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

7. Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed and delivered by its duly authorized Managing Director this 25th day of November, 2019.

CTL LENDING GROUP LLC

By: ______________________
Thomas P. Zarrilli
Managing Director

SCHEDULE I

Assigned Documents

	Document
1.	**Authority Certificate** of an officer of Power REIT (the "**Guarantor**") with respect to the organizational documents of PW PWV Holding LLC (the "**Borrower**"), The Pittsburgh & West Virginia Railway (the "**Lessor**") and the Guarantor.
2.	**Lien, Judgment, UCC, Tax Lien, Litigation and Bankruptcy Searches with respect to the Guarantor, the Borrower and the Lessor.**
3.	**Good Standing Certificates** of the Guarantor, Borrower and Lessor, as follows: Guarantor: Maryland Borrower: Delaware Lessor: Pennsylvania
4.	**Officer's Certificate** of the Lessor, as to the NSR Lease.
5.	**Loan Agreement**, dated the Closing Date, between the Borrower and CTL Lending Group LLC (the "**Lender**").
6.	**Promissory Note**, dated the Closing Date, by the Borrower in favor of the Lender.
7.	**Escrow Agreement**, dated the Closing Date, among the Borrower, the Lender and Zions Bancorporation, National Association
8.	**Pledge and Security Agreement**, dated the Closing Date, by the Borrower in favor of the Lender, relating to the ownership interest/shares of the Lessor
9.	**Notice of Pledge and Direction Letter**, from the Borrower to the Lessor, with Lessor Acknowledgement.
10.	**Negative Pledge Agreement**, dated the Closing Date, by the Lessor in favor of the Lender.
11.	**Deposit Account Control Agreement**, dated the Closing Date, among the Lessor, the Borrower and Zions Bancorporation, National Association.
12.	**Deposit Account Pledge Agreement (PW to PWV)**, dated the Closing Date, from the Lessor to the Borrower.
13.	**Assignment of Deposit Account and Pledge**, dated the Closing Date, from the Lessor to the Borrower.

	Document
14.	**Guaranty of Recourse Obligations**, dated the Closing Date, by the Guarantor in favor of the Lender.
15.	**UCC-1 Financing Statement(s).**
16.	**Rent Payment Letter**, dated the Closing Date, by the Lessor, addressed to NSR.
17.	**Opinion of Counsel** to the Guarantor, the Borrower and the Lessor, concerning enforceability and matters under New York, Pennsylvania and Maryland law.